Exhibit 10.3

LOAN AGREEMENT

Dated as of

December 19, 2005

Among

K-SEA CANADA CORP.

(as the Borrower)

AND

CITIZENS LEASING CORPORATION,
d/b/a CITIZENS ASSET FINANCE

(as the Lender)

TABLE OF CONTENTS

SECTION 1.	DEFINITIONS	1

§1.1	Defined Terms.	1

§1.2	Other Definitional and Interpretive Provisions.	12

SECTION 2.	THE TERM LOAN.	13

§2.1	Loan; Purposes	13

§2.2	Note; Repayment of Principal and Interest	13

§2.3	Prepayments	14

§2.4	Payments Generally	15

§2.5	Increased Costs and Reduced Return	15

§2.6	Payments Free and Clear of Taxes	16

§2.7	Mitigation Obligations	17

SECTION 3.	REPRESENTATIONS AND WARRANTIES	18

§3.1	Legal Existence and Good Standing, Etc.	18

§3.2	Corporate Power; Consents; Absence of Conflict with Other Agreements Etc	18

§3.3	Title to Properties	19

§3.4	Financial Statements	19

§3.5	No Material Changes Etc.	19

§3.6	Franchises, Patents, Copyrights, Licenses, Etc.	19

§3.7	Litigation	19

§3.8	No Materially Adverse Contracts, Etc.	20

§3.9	Compliance with Other Instruments, Laws, Etc.	20

§3.10	Tax Status	20

§3.11	No Default	20

§3.12	Absence of Liens	20

§3.13	Use of Proceeds	21

§3.14	Pension Plans	21

§3.15	[Intentionally Omitted].	21

§3.16	Disclosure	21

§3.17	[Intentionally Omitted].	21

§3.18	First Lien	21

i

§3.19	Environmental Matters	22

§3.20	Solvency	23

§3.21	Survival of Representations and Warranties, Etc	23

SECTION 4.	CONDITIONS OF FUNDING THE LOAN	23

§4.1	Execution and Delivery	23

§4.2	Representations and Warranties	24

§4.3	Performance; No Default	24

§4.4	Officer’s Certificate	24

§4.5	Certified Copies of Charter Documents	24

§4.6	Proof of Corporate Action	24

§4.7	Incumbency Certificate	24

§4.8	No Material Adverse Effect	24

§4.9	[Intentionally Omitted].	24

§4.10	Original Vessel Documents	24

§4.11	Recordation of U.S. Mortgage	25

§4.12	[Intentionally Omitted].	25

§4.13	Opinion of Counsel	25

§4.14	Proceedings and Documents	25

§4.15	[Intentionally Omitted].	25

§4.16	Recorded Lien Searches	25

§4.17	Financing Statements	25

§4.18	Evidence of Insurance	26

§4.19	Intentionally Omitted	26

§4.20	Guaranty	26

§4.21	Canadian Filings – Statutory Mortgages	26

SECTION 5.	AFFIRMATIVE COVENANTS	26

§5.1	Punctual Payment	26

§5.2	Maintenance of Offices	26

§5.3	Records and Accounts	26

§5.4	K-Sea Transportation Financial Statements, Certificates, and Other Information	26

§5.5	Borrower Financial Statements	27

§5.6	Business and Corporate Existence	28

§5.7	Payment of Taxes	28

§5.8	Inspection of Properties and Books	28

§5.9	Licenses and Permits	28

§5.10	Pension Plans	28

§5.11	Environmental and Safety Matters	29

§5.12	Indemnities, Etc	30

§5.13	Performance of Contracts	31

§5.14	Notice of Default	31

§5.15	Notice of Material Claims and Litigation	31

§5.16	No Disposition of Collateral	31

§5.17	Borrower’s Title; Lender’s Security Interest	32

§5.18	Compliance with Laws and Regulations	32

§5.19	Further Assurances	32

§5.20	Casualty Occurrence	33

SECTION 6.	NEGATIVE COVENANTS; FINANCIAL COVENANTS	33

§6.1	Transactions with Affiliates	33

§6.2	Terminate Pension Plan	33

§6.3	[Intentionally Omitted].	33

§6.4	Certain Agreements Regarding Financial Covenants Under Existing Revolver	33

SECTION 7.	EVENTS OF DEFAULT; ACCELERATION	34

§7.1	Events of Default	34

§7.2	Remedies	35

SECTION 8.	EXPENSES	37

SECTION 9.	SURVIVAL OF COVENANTS	37

SECTION 10.	CONFIDENTIALITY	37

SECTION 11.	SUCCESSORS AND ASSIGNS; PARTICIPATIONS	38

§11.1	Successors and Assigns.	38

§11.2	Assignments	38

§11.3	Participations	40

§11.4	Disclosures	40

§11.5	Federal Reserve Bank	40

§11.6	Register; Note	40

SECTION 12.	NOTICES	41

SECTION 13.	ENTIRE AGREEMENT	43

SECTION 14.	CONSENTS, AMENDMENTS, WAIVERS, ETC	43

SECTION 15.	SEVERABILITY	43

SECTION 16.	SUBMISSION TO JURISDICTION; WAIVER	43

SECTION 17.	WAIVER OF JURY TRIAL	44

SECTION 18.	MISCELLANEOUS	45

SECTION 19.	JUDGMENT CURRENCY INDEMNITY	45

SCHEDULES
Schedule 1	Description of the Vessels
Schedule 2	Liens

EXHIBITS
Exhibit A	Form of Term Note
Exhibit B	[Intentionally Omitted]
Exhibit C-1	Form of Canadian Ship Mortgage
Exhibit C-2	Form of U.S. Ship Mortgage
Exhibit D	Form of Assignment and Acceptance
Exhibit E-1	Form of Canadian Security Agreement
Exhibit E-2	Form of U.S. Security Agreement
Exhibit F	Form of Guaranty

LOAN AGREEMENT

This LOAN AGREEMENT (this “Agreement”), is made as of December 19, 2005, by and between K-SEA CANADA CORP., a Nova Scotia unlimited liability company (the “Borrower”), and CITIZENS LEASING CORPORATION, d/b/a CITIZENS ASSET FINANCE, a Rhode Island corporation, (the “Lender”).

NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.                            DEFINITIONS

§1.1                        Defined Terms. As used in this Agreement the following terms shall have the meanings assigned to them below:

“340” means a 75,000 barrel tank barge named the “340” owned by Sea Coast with official number 657024.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, provided, however, that with respect to the Borrower, K-Sea Operating and K-Sea Transportation, this term shall not be deemed to describe any Person who is not any of the Borrower, K-Sea Operating, the general partner of K-Sea Operating, K-Sea Transportation or a direct or indirect subsidiary of K-Sea Transportation.

“Agreement” - see preamble.

“Authorized Officer” means any person holding the title of Chairman, President, Vice President, Chief Financial Officer or Treasurer (or other officer performing the functions thereof).

“Borrower” see preamble.

“Business Day” means any day on which banks in Rhode Island and New York are open for the conduct of normal banking business.

“Canada Shipping Act” means the Canada Shipping Act, R.S.C. 1985, c. S-9.

“Canadian Coast Guard” means the Canadian Coast Guard, which is Canada’s civilian marine organization.

“Canadian Dollars” and the sign “CAD $” means dollars or such coin or currency of Canada as at the time of payment shall be legal funds for the payment of public and private debts in Canada.

“Canadian Maritime Law” means the law defined as Canadian Maritime Law in the Federal Courts Act as such law has been altered by such Act or any other Act of the Canadian Parliament.

“Canadian Mortgage” means the Mortgage Agreement Collateral to Statutory Mortgage dated as of the date hereof and the Statutory Mortgages (Form 7), registered at the Ports of St. John’s, Newfoundland and Hamilton, Ontario on December 19, 2005, both substantially in the form of Exhibit C-1, granted by the Borrower in favor of the Lender with respect to the MCS Barge and the WJM Tug as such mortgage may be amended, supplemented, restated, replaced or otherwise modified from time to time.

“Canadian Security Agreement” means the Security Agreement, dated as of the date hereof, substantially in the form of Exhibit E-1 pursuant to which the Borrower has granted to the Lender, a security interest in certain rights and assets of the Borrower in the Collateral..

“Canadian Vessels” means the MCS Barge and the WJM Tug.

“Capital Lease Obligations” means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“CBPA” means Citizens Bank of Pennsylvania.

“CFG” means Citizens Financial Group.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of ownership interests representing more than 50% of the general partnership interest in K-Sea Transportation or more than 50% of the aggregate ordinary voting power represented by the issued and outstanding ownership interests of the Borrower, K-Sea Operating or Sea Coast or any Subsidiary Guarantor, or (b) for the period of twelve (12) consecutive calendar months, a majority of the board of Borrower or any Guarantor shall no longer be composed of individuals (i) who were members of said board on the first day of such period, (ii) whose election or nomination to said board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said board, or (iii) whose election or nomination to said board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of said board.

“Closing Date” means the date on which the Loan is advanced to the Borrower pursuant to the terms hereof.

“Coast Guard” means the United States Coast Guard, which is currently part of the United States Department of Homeland Security.

“Code” shall mean the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, as amended from time to time.

“Collateral” means the Vessels, charter hire, freights and earnings, fees and all other amounts due or which become due and payable to the Borrower or Sea Coast arising out of the Vessels; all insurance proceeds payable to the Borrower or Sea Coast with respect to the Vessels; and all other property, interests and rights now or at any time hereafter described, referred to in or covered by the Security Documents.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlled” or “Controlling” have meanings correlative thereto.

“Controlled Group” means all trades or businesses (whether or not incorporated) under common control that, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001(a)(14) of ERISA.

“Currency of Obligation” means the currency in which an amount due hereunder is payable.

“Currency of Payment” means the currency into which any Currency of Obligation is converted.

“Default(s)” means the occurrence of any event or condition which, after the giving of notice and/or the lapse of time (if provided for in §7), would become an Event of Default.

“Default Rate” means an interest rate of 300 basis points per annum over the relevant interest rate in effect in accordance with Section 2.2(b) and (c) or, if lower, the Highest Lawful Rate.

“Eligible Assignee” means any bank, insurance company or other financial institution or finance company having a net worth in excess of Fifty Million U.S. Dollars ($50,000,000).

“Environmental Laws” means any and all United States and Canadian federal, state, municipal, provincial, local and foreign laws, statutes of the United States and Canada, ordinances, rules, judgments, orders, decrees, directives (whether or not having the force of law) or any governmental authority or any environmental agency, as well as permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions imposing liability or standards of conduct, regulating or relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials or to the generation, storage, transportation, or disposal of Hazardous Materials, in any manner applicable to the Borrower or any of its properties, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. §9601 Qt seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 Qt seq.), the Solid Waste Disposal Act (42 U.S.C. §6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), the Clean Air Act (42 U.S.C. §7401 et. seq.), the Toxic Substances Control Act (15 U.S.C. §2601 et. seq.), the Occupational Safety and Health Act (29 U.S.C. §651 et. seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. §11001 et. seq.), each as amended or supplemented, and any analogous future or present local, municipal, state, provincial and federal or foreign statutes of the United States and Canada and rules and regulations promulgated pursuant thereto, each as in effect on the date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Event of Default” means any of the events specified in §7, provided that there has been satisfied any requirement in connection with such event for the giving of notice or the lapse of time, or both.

“Event of Loss” means, with respect to any Vessel, the actual or constructive loss of such Vessel or the use thereof, due to theft, destruction, damage beyond repair or damage from any reason whatsoever, to an extent which makes repair uneconomical, or rendition thereof unfit for normal use, or the condemnation, confiscation or seizure of, or requisition of title to or use of, such Vessel by any Governmental Authority (other than the United States or Canada pursuant to a requisition for hire) or any other person, whether or not acting under color of Governmental Authority.

“Excluded Tax” means, with respect to the Lender, any of the following Taxes:

(i)                                     any Tax imposed on or with respect to, or calculated by reference to, the gross or net income, capital, capital stock, net worth, assets or conduct of business of the Lender by any national, state (or equivalent), provincial, local or municipal jurisdiction under the laws of which the Lender is incorporated or otherwise organized or in which the Lender has an office or other fixed place of business;

(ii)                                  any Tax imposed on a Lender by, or payable by a Lender to, any Governmental Authority or other taxing authority in any jurisdiction if the jurisdictional basis for such Tax exists as a result of any activities, transactions or other connection of such Lender (or any of its Affiliates) in or with such jurisdiction that is unrelated to the Lender’s Loan to the Borrower pursuant to the Loan Documents;

(iii)                               any Tax arising from a transfer, assignment or other disposition by the Lender of all or any part of its interest in or rights under the Loan or the Loan Documents unless such transfer, assignment or other disposition occurs as the result of an Event of Default and while such Event of Default is continuing;

(iv)                              any Tax to the extent consisting of a fine, interest, a penalty or other addition to tax that would not have been required to be paid but for the failure of the Lender to file any tax return or other tax document, or to pay any tax, in a procedurally proper and timely matter;

(v)                                 any Tax attributable to gross negligence or willful misconduct of the Lender or the breach of any agreement of the Lender in the Loan Documents; and

(vi)                              any United States or Canadian federal Tax imposed on, or required to be withheld from or with respect to payments of, gross or net income (including, with respect to

United States federal Tax, any Tax imposed by Section 881, 884, 1441, 1442, or 3406 of the Code).

“Existing Revolver” means the transactions contemplated by the Loan and Security Agreement dated as of March 24, 2005, as amended by Amendments No. 1 and 2, by and between the K-Sea Operating, KeyBank National Association, LaSalle Bank National Association and CBPA, as the same may be further amended, modified or supplemented from time to time.

“Federal Courts Act” means the Federal Courts Act, R.S.C. 1985, c. F-7.

“Financial Covenants” means the financial covenants of K-Sea Operating as currently set forth in Sections 7.01 — 7.04 of the Existing Revolver.

“Financing Statements” means (i) with respect to Guarantors, when in reference to the United States, Uniform Commercial Code financing statements naming the Guarantors as debtor and the Lender as secured party and filed or to be filed in the office of the Secretary of State of Delaware and/or such other locations as may be required from time to time under applicable law to perfect a security interest in certain of the Collateral to which the applicable Guarantor has rights, and (ii) with respect to the Borrower, the PPSA financing statements filed in the jurisdiction of the head office of the Borrower and, if applicable, each province or territory where collateral which is not an intangible or moveable goods are located, naming the Borrower as debtor and Lender as secured party, and filed or to be filed in the PPR and in such other locations as may be required from time to time under applicable law to perfect a security interest in the Collateral to which the Borrower has rights.

“Foreign Exchange Agreement” means the Agreement Regarding Foreign Exchange Transactions dated December 19, 2005, entered into between the Lender and CFG for the benefit of the Borrower respecting this Agreement or in respect of the Loan, the Note or other Loan Documents.

“Foreign Exchange Obligations” means all indebtedness, obligations and liabilities of the Lender to CFG under the Foreign Exchange Agreement.

“GAAP” means generally accepted accounting principles in the United States of America, as may be determined from time to time by the Financial Accounting Standards Board.

“Governmental Authority” means any government or political subdivision, parliament, legislature, or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Guarantors” means K-Sea Operating, K-Sea Transportation, and Sea Coast.

“Guaranty” means the Guaranty Agreement in the form of Exhibit F, dated as of the date hereof, between the Guarantors and the Lender, as amended, supplemented, restated, replaced or otherwise modified from time to time.

“Hazardous Materials” means (a) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any hazardous wastes or substances, any toxic wastes or substances or any other materials or pollutants which (i) pose a hazard to any property of the Borrower, Sea Coast or to Persons on or about such property or (ii) cause such property to be in violation of any Environmental Laws, (b) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, electrical equipment which contains any oil or electric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million; (c) any chemical, material or substance defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous waste,” “restricted hazardous waste,” or “toxic substances” or words of similar import under any applicable Canadian, United States, or foreign, local, municipal, state, provincial or federal law or under the rules and regulations adopted or publications promulgated pursuant thereto, including Environmental Laws, and (d) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority having jurisdiction over the Borrower or Sea Coast, or any of their respective properties, including the Vessels.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement (excluding fuel surcharge) or other interest or currency exchange rate of commodity price hedging agreement.

“Highest Lawful Rate” means the maximum lawful rate of interest (or, if the context requires, an amount calculated at such rate) that the Lender is allowed to contract for, charge, take, reserve or receive under applicable Law.

“Income Tax Act” means the Income Tax Act, R.S.C. 1985, c.1 (5th Supp.)

“Indebtedness” means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the indebtedness secured  thereby has been assumed, (g) all guarantees by such Person of indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all operating lease obligations of such Person, (j) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, and (k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; provided, however, that “Indebtedness” shall not include (x) secured nonrecourse obligations and (y) nonrecourse obligations incurred in connection with leveraged lease transactions as determined in accordance with GAAP.

“Indemnified Party” - see §5.11(d).

“Indemnified Tax” means any Tax (other than an Excluded Tax) imposed on or with respect to (i) the execution, delivery, recording, registration, notarization or other formalization, performance, or enforcement of the Loan or the Note or any of the other Loan Documents or (ii) any payment pursuant to the Loan Documents.

“Initial Lender” means Citizens Leasing Corporation, d/b/a CITIZENS ASSET FINANCE, a Rhode Island corporation.

“K-Sea Operating” means K-Sea Operating Partnership L.P., a Delaware limited partnership.

“K-Sea Transportation” means K-Sea Transportation Partners L.P., a Delaware limited partnership.

“Law” means any law (including common law), constitution, statute, treaty, convention, regulation, rule, by-law (including zoning by-laws), treaty, code, ordinance, and all applicable official directives, order, injunction, writ, judgment, exemption, approval, license, guideline, policy, decree or award of any Governmental Authority (whether or not having the force of law).

“Lender(s)” – see the preamble.

“Lender Register” as defined in §11.6.

“Lien” means, with respect to any property or asset (or any income or profits therefrom of any Person) (in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise) (a) any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or otherwise), levy, execution, attachment, seizure, garnishment or charge of any kind or description, whether or not choate, vested, or perfected, thereupon or in respect thereof and shall include any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial development revenue bonds or pollution control revenue bonds or other similar bonds, and the filing of, or agreement to file any ship mortgage, financing statement or other document with the Coast Guard, or under the Canada Shipping Act with the Registrar of Shipping for the ports of St. John’s, Newfoundland and Hamilton, Ontario, or under the UCC or the PPSA, or similar law of any jurisdiction, or (b) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any liability or obligation in priority to the payment of the ordinary, unsecured creditors of such Person.

“Loan” — see §2.1.

“Loan Documents” - collectively, this Agreement, the Note, the Security Agreements, the Financing Statements, the Ship Mortgages, the Guaranty, and any other instruments or agreements executed and delivered by the parties in connection with the transactions contemplated by this Agreement, in each case as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

“Material Adverse Effect” means a material adverse effect on (a) the Collateral, (b) the property, business, operations, financial condition, liabilities or capitalization of K-Sea Transportation and its consolidated Affiliates, including, without limitation, the Borrower, taken as a whole, (c) the ability of the Borrower to perform any of its obligations under this Agreement (including the timely payment of all amounts due hereunder), (d) the rights of or benefits available to the Lender under this Agreement, or (e) the validity or enforceability of this Agreement.

“MCS Barge” means the 85,000 barrel cap double hull tank barge named the “McCleary’s Spirit” with official number 822797.

“Note” - see §2.2(a).

“Obligations”  means (a) all indebtedness, obligations and liabilities of the Borrower or any Guarantor to the Lender existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, in each case arising by contract, operation of law or otherwise under or in connection with (i) this Agreement or in respect of the Loan and the Note or the other Loan Documents, as all of the same may be amended, extended, renewed, replaced, restated or otherwise modified from time to time, and (ii) any interest rate agreement, currency swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate option contract, or any other similar interest rate protection agreement or arrangement between the Borrower and the Lender or any Affiliate of the Lender, and (b) the Foreign Exchange Obligations, in each case, respecting this Agreement or in respect of the Loan and the Note or other Loan Documents.

“Officer’s Certificate” means a certificate signed on behalf of the Borrower or any Guarantor by an Authorized Officer of the Borrower or the Guarantor, as applicable.

“Original Vessel Documents” means the U.S. Coast Guard Certificates of Documentation and the American Bureau of Shipping Classification Certificates for the 340 and the Certificate of Registry issued by the registrar at the Registry for the Port of Hamilton, Ontario for the MCS Barge and the Registry for the Port of St. John’s, Newfoundland for the WJM Tug.

“Participant” – see §11.3.

“Permitted Lien” means (a) Liens granted to the Lender pursuant to the Loan Documents; and (b):

(i)                                     Liens for current crew’s wages, including wages or disbursements of the master to the extent provided in Public Law 90-293, the Canada Shipping Act, the Federal Courts Act, or under Canadian common law, for general average or salvage (including contract salvage) or for wages of stevedores employed directly by the Borrower or Sea Coast, the operator, agent or master of the Vessels which in each case (A) are unclaimed or (B) shall not have been due and payable for longer than ten (10) days after termination of a voyage;

(ii)                                  With respect to the United States, liens for repairs or incident to current operations of the Vessels (other than those referred to in clause (i)), but only to the extent in each case that such liens are based on (x) claims not yet delinquent, (y) in the case of liens incident to current operations, are incurred in the ordinary course of business and do not exceed Two Hundred Fifty Thousand U.S. Dollars ($250,000) in the aggregate, and (z) do not involve a significant risk of a sale, forfeiture, hindrance to operation or loss of the Vessels and with respect to Canada, Canadian common law possessory liens of ship repairers to the extent of the repair work done by the repairer to the extent that such liens are given priority over registered mortgagees under applicable law;

(iii)                               Liens for amounts (including Taxes) that are not delinquent or that are due and unpaid for not more than sixty (60) days after such amounts shall become due that do not involve a significant risk of a sale, forfeiture, hindrance to operation or loss of the Vessels and unremitted source deductions to which the Crown has priority pursuant to the Income Tax Act;

(iv)                              Liens for amounts being contested by the Borrower or Sea Coast in good faith by appropriate procedures, diligently prosecuted or appealed which do not involve a significant risk of a sale, forfeiture, hindrance to operation or loss of the Vessels;

(v)                                 Liens for charges that, in the opinion of the Borrower or Sea Coast or as indicated by the written admission of liability therefor by an insurance company, are covered by insurance; and

(vi)                              Liens arising from the taking or requisition for use of the Vessels by the government or any governmental body of the United States of America or Canada to the extent that the creation or incurrence of such lien shall have been beyond the control of the Borrower or of Sea Coast, as applicable, during such requisition, provided that all such liens referred to in this clause (vi) shall be removed and discharged within thirty (30) days after such requisition shall have terminated.

“Person” means a natural person, a partnership, a corporation, a limited liability company, a limited partnership, a limited liability partnership, a joint venture, a trust, an unincorporated organization, or a government or any agency or political subdivision thereof.

“Plan” means, with respect to persons located in the United States, at any time, an employee pension or other benefit plan that is subject to Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five Plan years made contributions, and, with respect to persons located in Canada, means any employee pension or other benefit plan.

“Port of Registry” means, in the case of the MCS Barge, Hamilton, Ontario, and in the case of the WJM Tug, St. John’s, Newfoundland and Labrador.

“PPR” means, as applicable, the Personal Property Registry in Nova Scotia and the Personal Property Registry in Newfoundland.

“PPSA” means the Personal Property Security Act (Nova Scotia), S.N.S. 1995-96, c.13 as in effect from time to time in the Province of Nova Scotia or such other jurisdiction where any of the Collateral is located in Canada, except the province of Quebec.

“Prepayment Premium” means an additional amount to be paid in connection with any prepayment made pursuant to §2.3(a), §2.3(b) (other than relating to a prepayment arising as a result of an Event of Loss) or §7.2, (a) if such prepayment occurs prior to December 19, 2006, an amount equal to three percent (3%) of the prepaid principal thereof, (b) if such prepayment occurs on or after December 19, 2006, but prior to December 19, 2007, an amount equal to two percent (2%) of the prepaid principal thereof, and (c) if such prepayment occurs on or after December 19, 2007, an amount equal to 1% of the prepaid principal thereof, provided that the Borrower shall be entitled to prepay (in a one-time prepayment) the principal amount of the Loan in an amount of up to Fifteen Million One Hundred Forty-Seven Thousand Six Hundred Canadian Dollars (CAD $15,147,600.00), at any time after the date which occurs twelve (12) months after the Closing Date, without incurring any Prepayment Premium (other than amounts due by Borrower to Lender for costs incurred by Lender as Foreign Exchange Obligations).

“Proceeds” shall have the meaning assigned to it under the UCC or PPSA, as applicable, and, in any event, shall include, but not be limited to, the following at any time whatsoever arising or receivable: (a) whatever is received upon the collection, exchange, sale or other disposition of any Collateral, and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, (b) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to the Borrower or Sea Coast from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to the Borrower or Sea Coast from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Registration Agent” as defined in §11.6.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration in, by, from or related to any real property (including all buildings, fixtures or other improvements located thereon) or personal property owned, leased or operated by the Borrower into the indoor or outdoor environment, including the movement of any Hazardous Material through air, soil, surface water, groundwater or property.

“Revolving Lenders” means those lenders that, at any time of determination, are parties to the Existing Revolver.

“Sea Coast” means Sea Coast Transportation LLC, a Delaware limited liability company and a wholly owned Subsidiary of K-Sea Operating.

“Security Agreements” means the Canadian Security Agreement and the U.S. Security Agreement.

“Security Documents” means the Security Agreements and the Ship Mortgages.

“Ship Mortgages” means collectively the Canadian Mortgage and the U.S. Mortgage.

“Statutory Mortgages” means the first Statutory Mortgages (Form 7) naming the Borrower as mortgagor and the Lender as mortgagee and filed with the Registrar of Shipping at the Ports of St. John’s, Newfoundland and Hamilton, Ontario on or about the date hereof, both substantially in the form of Exhibit C-1, granted by the Borrower in favor of the Lender with respect to the MCS Barge and the WJM Tug.

“Subsidiary” means, with respect to any Person (the “Parent”) at any date, any other Person the accounts of which would be consolidated with those of the Parent in the Parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other Person (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held by the Parent, or (b) the financial statements of which shall be (or should be) consolidated with the financial statements of such Person in accordance with GAAP.

“Taxes” means, with respect to any Person, any and all present or future taxes, including any change in the basis of taxation (except a change in the rate of taxation on the overall net income of such Person, by the jurisdiction, or by any political subdivision or taxing authority of any such jurisdiction, in which such Person has its principal office), levies, imposts, duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including gross receipts, excise, property, sales, transfer, license, payroll, social security and franchise taxes now or hereafter imposed or levied by the United States of America or Canada, or any state, provincial, local, municipal or foreign government or by any department, agency or other political subdivision or taxing authority thereof and all interest, penalties, additions to tax or similar liabilities with respect thereto.  Notwithstanding the foregoing, the definition “Taxes” shall not include any taxes or other charges as mentioned above on or with respect to the income of the Lender.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“U.S. Dollars” and the sign “U.S. $” means dollars or such coin currency of the United States as at the time of payment shall be legal funds for the payment of public and private debts in the United States.

“U.S. Mortgage” means the First Preferred Ship Mortgage dated as of the date hereof substantially in the form of Exhibit C-2, granted by Sea Coast in favor of the Lender pursuant to the Guaranty with respect to the 340 Barge as such mortgage may be amended, supplemented, restated, replaced or otherwise modified from time to time.

“U.S. Security Agreement” means the Security Agreement, dated as of the date hereof, substantially in the form of Exhibit E-2 pursuant to which Sea Coast has granted to the Lender, a security interest in certain rights and assets of K-Sea Operating relating to the 340 Barge as security for the Borrower’s Obligations and the obligations created under the Guaranty.

“Vessel(s)” means, collectively, the MCS Barge, the WJM Tug and the 340, and individually, any one of them, as more particularly described in Schedule 1 hereto.

“WJM Tug” means a twin screw tug named the “William J. Moore” with the official number 343910.

§1.2                        Other Definitional and Interpretive Provisions.

(a)                                  All terms in this Agreement, the Exhibits and Schedules hereto shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

(b)                                 Except as otherwise expressly provided herein, all accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under GAAP, including applicable statements and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants or its committees.

(c)                                  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular.

(d)                                 The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

(e)                                  The preamble hereto is part of this Agreement.  Titles of Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Sections, Subsections, paragraphs, clauses, subclasses, Schedules or Exhibits shall refer to the corresponding Section, Subsection, paragraph clause, subclause, Schedule or Exhibit attached to this Agreement, unless specific reference is made to the articles, sections or other subdivisions or divisions of such Schedule or Exhibit to or in another document or instrument.

(f)                                    Each definition of a document in this Agreement shall include such document as amended, modified, supplemented, restated, renewed or extended from time to time.

(g)                                 Except where specifically restricted, reference to a party in a Loan Document includes that party and its successors and assigns permitted hereunder or under such Loan Document.

(h)                                 Unless otherwise specifically stated, whenever a time is referred to in this Agreement or in any other Loan Document, such time shall be the local time in Providence, Rhode Island and New York, New York.

(i)                                     Any list in this Agreement of one or more items preceded by the words “include or “including” shall not be deemed limited to the stated items but shall be deemed without limitation.

SECTION 2.                            THE TERM LOAN.

§2.1                        Loan; Purposes. Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties contained herein, on the date hereof, the Lender shall advance a term loan to the Borrower in the principal amount of Fifteen Million One Hundred Forty-Seven Thousand Six Hundred Canadian Dollars (CAD $15,147,600.00) (the “Loan”) in a single disbursement of immediately available funds to the Borrower by wire transfer pursuant to the Borrower’s instruction.  The proceeds of the Loan shall be used by the Borrower to refinance the costs of purchasing the Canadian Vessels.

§2.2                        Note; Repayment of Principal and Interest.

(a)                                  The obligations of the Borrower to repay the Loan, to pay interest thereon, and all other sums which may become payable with respect thereto, shall be evidenced with respect to the Loan by this Agreement and by a promissory note of the Borrower substantially in the form of Exhibit A (the “Note”), appropriately completed in accordance with the provisions of this Agreement and dated as of the date hereof.  If not earlier prepaid pursuant to §2.3, the entire remaining principal amount of the Loan shall become immediately due and payable on the date which occurs 84 months after the date hereof (the “Maturity Date”), as set forth in the Note, without presentment, demand or further notice of any kind, together with all accrued interest and other amounts then owing by the Borrower to the Lender hereunder and under the other Loan Documents and including any amounts then owed by Lender to CFG as Foreign Exchange Obligations. The principal balance of the Note may be prepaid pursuant to §2.3, provided that no amount of the Loan that is so prepaid shall be available for reborrowing. Partial prepayments of the Note shall be applied to installment payments in the inverse order of maturity.  The outstanding principal amount of the Loan shall bear interest at the rate, and such interest shall be payable on the dates, as provided in the Note.

(b)                                 The Borrower shall pay to the Lender interest at the Default Rate on the principal of the Loan, and on any other amounts payable by the Borrower under this Agreement or the other Loan Documents (including interest to the extent permitted by law) that is not paid on the due date thereof, calculated from the day following such due date.  In addition, if any payment set forth in the Note or hereunder shall not be made within ten (10) days of the due date, the Borrower shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment.  All late charges and interest provided for in this §2.2(b) shall be payable on demand.  The payment or acceptance of the rate provided by this §2.2(b) or any such late charge shall not constitute a waiver of any Default or Event of Default or an amendment to this Agreement or otherwise prejudice or limit any rights or remedies of the Lender.

(c)                                  In no event shall the amount of interest due or payable under the Loan, the Note or any of the other Loan Documents, exceed the Highest Lawful Rate, and in the event any such excess is paid by the Borrower or received by the Lender, then such excess sum shall be deemed to be inadvertently paid or received and shall be credited as a payment of principal, unless the Borrower shall notify the Lender that the Borrower elects to have such excess returned to it forthwith.  It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable Law.

(d)                                 The books and records of the Lender shall, absent demonstrable error, be conclusive as to the outstanding amount of the Loan, all interest accrued thereon and all other amounts owed by the Borrower hereunder.

§2.3                        Prepayments.

(a)                                  Voluntary Prepayments.  The Borrower shall have the right to prepay the Loan in whole or in part, together with accrued interest, provided that such prepayment shall be accompanied by (i) payment of the applicable Prepayment Premium and (ii) payment to Lender of any applicable Foreign Exchange Obligations incurred by Lender, and provided further that the Borrower shall give the Lender notice of its intent to prepay the Loan or a portion thereof not later than 2:00 p.m. on the date that is three (3) Business Days prior to the date of prepayment (which prepayment date must be a date upon which a principal installment payment is due under the Note).  Such notice shall be irrevocable; once given, the principal amount of the Loan designated in the Borrower’s notice shall become due and payable on the prepayment date specified therein.

(b)                                 Mandatory Prepayments.  The Borrower shall be required to irrevocably offer to repay the principal balance of the Note, subject to the limitations set forth below in the “provided” clause, together with all accrued interest and any other amounts then owing and constituting Obligations (including the applicable Prepayment Premium if any and any applicable Foreign Exchange Obligations incurred by the Lender) and the failure to make such offer shall be deemed to be an Event of Default under the Loan Agreement, (i) without derogating in any way from §5.16, in an amount equal to 100% of the net proceeds received by the Borrower, or Sea-Coast, as applicable, from the sale or other transfer of legal, equitable or beneficial title of one or more Vessels or shares of the Canadian Vessels or (ii) in an amount equal to 100% of the proceeds of an Event of Loss sufficient to prepay in whole the Note on a date that is not earlier than the date the insurance proceeds are received by the Borrower, or Sea Coast, as applicable, upon the occurrence of an Event of Loss with respect to any Vessel, provided that (A) if the Borrower receives proceeds as a result of any of the events described in clauses (i) and (ii) with respect to the MCS Barge only (and not the WJM Tug or the 340), the Borrower shall be required to prepay only an amount equal to 70% of the then outstanding principal balance of the Loan, (B) if the Borrower receives proceeds as a result of any of the events described in clauses (i) and (ii) with respect to the WJM Tug only (and not the MCS Barge or the 340), the Borrower shall be required to prepay only an amount equal to 14% of the then outstanding principal balance of the Loan, (C) if Sea Coast receives proceeds as a result of any of the events described in clauses (i) and (ii) with respect to the 340, the Borrower shall be required to prepay only an amount equal to 16% of the then outstanding principal balance of the Loan.

(c)                                  Foreign Exchange Gain.  If as a result of any voluntary or mandatory prepayment of the Loan as contemplated in this §2.3, the Lender incurs no Foreign Exchange

Obligations, but instead is entitled to a gain under the Foreign Exchange Agreement, the net amount of such gain (after all then-current obligations of the Borrower to the Lender have been paid) shall be remitted to the Borrower.

§2.4                        Payments Generally.

(a)                                  All payments hereunder shall be made in Canadian Dollars and in immediately available funds and shall be made prior to 2:00 p.m. on the date of payment to the principal office of the Lender or such other office as the Lender shall designate in writing.  Payments received after 2:00 p.m. shall be deemed to be payments made prior to 2:00 p.m. on the next succeeding Business Day.  Interest on the Loan and fees due and payable hereunder and under the Note or any of the other Loan Documents shall be computed on the basis of the actual number of days elapsed over twelve (12) thirty (30) day months, including the first day but excluding the last day of the relevant period.  Any payment which falls due on a day which is not a Business Day shall be rescheduled to the next succeeding Business Day and interest and fees shall continue to accrue to such rescheduled Business Day.  The Borrower hereby irrevocably authorizes the Lender to charge any and all of the Borrower’s accounts with the Lender for the amount of each such payment (the Lender agreeing to give notice to the Borrower contemporaneously thereof), with the Borrower remaining liable for any deficiency.

(b)                                 The Borrower agrees to pay principal, interest, fees and all other amounts due hereunder or under the Note or under any other Loan Document without setoff, recoupment or counterclaim.  All amounts received by the Lender for application to the Obligations (whether voluntary or mandatory payments or prepayments, proceeds from liquidation of Collateral, or otherwise) shall be applied by the Lender in the following order of priority: (i) to the payment of any fees then due and payable, (ii) to the payments of all other amounts not otherwise referred to in this §2.4 then due and payable hereunder or under the other Loan Documents (including any reasonable costs and expenses incurred by the Lender as a result of a Default or an Event of Default), (iii) to the payment of interest then due and payable on the Loan, and (iv) to the payment of principal then due and payable on the Loan, to be applied in the inverse order of maturity.  No application of payments will cure any Event of Default or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents or prevent the exercise, or continued exercise, of rights and remedies of the Lender hereunder, under any of the other Loan Documents or under applicable Law.

§2.5                        Increased Costs and Reduced Return. The Borrower agrees that if any Governmental Authority enacts or promulgates after the date hereof any Law, or any request, guideline or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) or any change in the interpretation or administration of any existing Law by any Governmental Authority charged with the administration thereof, which shall either (a) impose, affect, modify or deem applicable any reserve, special deposit, capital maintenance or similar requirement against the Loan, or (b) impose on the Lender any other condition regarding the Loan, this Agreement, or the Note, or (c) result in any requirement regarding capital adequacy (including any risk-based capital guidelines) affecting the Lender being imposed or modified or deemed applicable to the Lender and the result of any event referred to in clause (a), (b) or (c) above shall be to increase the cost to the Lender of making, funding or maintaining the Loan or to reduce the amount of any sum receivable by the Lender or the Lender’s rate of return on capital with respect to the Loan to a level below that which the Lender could have achieved but for such imposition, modification or deemed applicability (taking into consideration the Lender’s policies with respect to capital adequacy) by an amount deemed by the Lender (in the exercise of its reasonable discretion) to be material, then, upon demand by the Lender in writing, the Borrower shall pay to the Lender, within ten (10) Business Days after receipt of the Lender’s written demand and the statement described in the following sentence, additional amounts which shall be sufficient to compensate the Lender for such increased cost or reduced rate of return, provided that the Borrower shall have no obligation to pay any such amount (x) to the extent that such increased cost or reduction in rate of return on capital is a result of any one or more of the following: (1) the Lender’s transfer of its interest in the Loan and the Note to another lending office, (2) circumstances applicable to the Lender but not of general application to other similar lenders, (3) a downgrade in the credit rating accorded the Lender (or an Affiliate of the Lender) by any credit rating agency, or (4) the Lender’s unreasonably treating the Loan less favorably than other similarly situated loans in the Lender’s loan portfolio, or (y) except after an Event of Default shall have occurred, in the case of any Person that becomes a Lender after the date hereof, to the extent that the amount of the increased cost or reduction in rate of return on capital exceeds the amount of the increased cost or reduction in rate of return on capital that would have been suffered by the Initial Lender if the Initial Lender owned such Person’s interest in the Loan.  In the absence of manifest error, a statement setting forth the basis for requesting such compensation and the method for, and reasonable calculations for, determining the amount thereof, submitted by the Lender to the Borrower, shall be final, conclusive and binding on all parties for all purposes.

§2.6                        Payments Free and Clear of Taxes.

(a)                                  Except as provided in the following sentence, payments of principal, interest, fees and other amounts under this Agreement, the Note or any other Loan Document or otherwise paid or payable to the Lender (as used in this §2.6, “Payments”) shall be made free and clear of, and without deduction by reason of, Indemnified Taxes, all of which shall be paid by the Borrower for its own account not later than the date when due.  If the Borrower is required by law or regulation to deduct or withhold any Taxes from any Payment, it shall: (i) make such deduction or withholding; (ii) pay the amount so deducted or withheld to the appropriate taxing authority not later than the date when due; (iii) deliver to the Lender, promptly and in any event within 15 days after the date on which such Taxes become due, original tax receipts (if reasonably obtainable) or other evidence satisfactory to the Lender of the payment when due of the full amount of such Taxes; and (iv) pay to the Lender forthwith upon request from time to time, such additional amounts as may be necessary so the Lender receives, free and clear of all Taxes (other than Excluded Taxes), the full amount of such Payment stated to be due under this Agreement, the Note or any other Loan Document as if no such deduction or withholding had been made.

(b)                                 The Borrower agrees to indemnify the Lender for the full amount of Indemnified Taxes paid by the Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto within ten Business Days after receipt of the Lender’s written demand therefore (which written demand shall include or be accompanied by (x) a description in reasonable detail of the Indemnified Tax involved and the calculation of the amount of indemnity demanded and (y) a copy of each written communication which the Lender received from any Governmental Authority or other taxing authority with respect to such Indemnified Tax.

(c)                                  If the Borrower pays any Indemnified Tax to any Governmental Authority or other taxing authority, or pays any amount to the Lender pursuant to §§2.6(a)(iv) or 2.6(b) with respect to any Tax:

(i)                                     the Borrower shall be subrogated to the rights of the Lender with respect to such Tax, and the Lender shall take such action as the Borrower may reasonably request to enable the Borrower to exercise those rights; and

(ii)                                  to the extent that the Lender receives a refund of such Tax, the Lender shall pay the amount of such refund to the Borrower within thirty (30) days after receipt thereof.

(d)                                 Notwithstanding any provision to the contrary in the Loan Documents, the Borrower shall have no obligation to pay, or to indemnify the Lender for, any Tax pursuant to this §2.6 to the extent that such Tax has been taken into account in the calculation of any amount paid or payable by the Borrower to the Lender pursuant to §2.5 or §8.

(e)                                  The Borrower’s deduction or withholding from any payment any withholding tax that is an Excluded Tax and the Borrower’s payment of such payment reduced by such withholding tax in accordance with this §2.6 shall not be a Default or an Event of Default.

(f)                                    If the Lender receives a written claim from any Governmental Authority or other taxing authority for any Indemnified Tax, the Lender shall send a copy of such written claim to the Borrower promptly after receipt thereof.  If requested by the Borrower and the Borrower acknowledges, in writing, that such Tax is an Indemnified Tax, the Lender shall contest (or permit the Borrower to contest) such claim in accordance with applicable Law (including appealing any adverse determination) and shall not concede, settle, compromise or discontinue such contest without the Borrower’s prior written consent (which shall not be unreasonably withheld), and the Borrower shall pay the reasonable expenses incurred by the Lender in connection with such contest.

§2.7                        Mitigation Obligations. If the Lender requests compensation under §2.5 hereof or if the Borrower is required to pay any additional amount to any Lender (or to any Governmental Authority for account of any Lender) pursuant to §2.6 hereof or if a change in Law after the date hereof gives rise to a reasonable expectation that such a request or requirement would (but for §2.7) occur, then (if reasonably practicable) the Lender shall use reasonable efforts to designate a different lending office for funding or booking the Loan or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if such designation or assignment (i) would eliminate or reduce amounts payable pursuant to §2.5 or §2.6 hereof, as the case may be, in the future, and (ii) would not subject the Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender.  The Borrower agrees to pay the reasonable costs and expenses incurred by the Lender in connection with any such designation or assignment.

If the Lender requests compensation under §2.5 hereof, or if the Borrower is required to pay any additional amount to the Lender (or to any Governmental Authority for account of the Lender) pursuant to §2.6 hereof, or if a change in Law after the date hereof gives rise to a reasonable expectation that such a request or requirement would (but for this §2.7) occur, then the Borrower may, at its sole expense, upon notice to the Lender, prepay the Loan in whole, subject to the requirements of §2.3(a) hereof other than the requirement to pay the applicable Prepayment Premium, provided, that the Lender shall have received (i) payment of an amount equal to the outstanding principal of its Loan, (ii) accrued interest thereon, (iii) accrued fees, (iv) payment of an amount equal to the Lender’s Foreign Exchange Obligations, and (v) and all other amounts payable to it hereunder, from the Borrower.  The Borrower shall not be permitted to make any such prepayment free of an otherwise applicable Prepayment Premium under this §2.7 if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to make such prepayment under this paragraph cease to apply.

SECTION 3.                            REPRESENTATIONS AND WARRANTIES

To induce the Lender to enter into this Agreement and to make the Loan hereunder, the Borrower represents and warrants to the Lender that:

§3.1                        Legal Existence and Good Standing, Etc.

(a)                                  The Borrower is an unlimited liability company validly formed and existing under the laws of Nova Scotia and has all requisite unlimited liability or other power to own the MCS Barge and the WJM Tug, its other property and conduct its business substantially as presently conducted by it and as proposed to be conducted by it.

(b)                                 The Borrower (i) maintains its chief executive office at 3245 Richmond Terrace, Staten, Island, New York 10103, at which place its principal books and records are kept and (ii) its principal place of business at Suite 900, Purdy’s Wharf Tower One, 1959 Upper Water Street, P.O. Box 997, Halifax, NS, Canada B3J 2X2.

(c)                                  The Borrower is qualified to do business and is in good standing in all jurisdictions in which a failure to be so qualified and in good standing might have a Materially Adverse Effect.

§3.2                        Corporate Power; Consents; Absence of Conflict with Other Agreements Etc. The execution, delivery and performance of the Loan Documents by the Borrower and the borrowings and transactions contemplated thereby:

(a)                                  are within the Borrower’s powers as an unlimited liability company, and have been duly authorized by all necessary corporate action of the Borrower;

(b)                                 do not require any approval or consent of, or filing with, any Governmental Authority bearing on the validity of such instruments and borrowings which is required by any Law and are not in contravention of Law or the terms of the Borrower’s incorporation documents or other organizational document, or any amendment of any thereof;

(c)                                  will not violate or result in any breach or contravention of or the creation of any Lien under (except in favor of the Lender) any indenture, agreement, lease, instrument or undertaking to which the Borrower is a party or by which it or any of its properties are bound; and

(d)                                 are and will be valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors’ rights, and except to the extent that the availability of equitable remedies with respect to such obligations may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

§3.3                        Title to Properties. K-Sea Transportation and its Subsidiaries own all of their assets reflected in the balance sheet of K-Sea Transportation and its Subsidiaries as at September 30, 2005, or acquired since that date, subject, in the case of the Vessels, to no Liens of record on the collateral except those set forth in Schedule 2.  Each of the Borrower and Sea Coast has good and marketable title to all items of Collateral pledged by it, free and clear of any Liens, except Permitted Liens.  On the Closing Date and thereafter, the WJM Tug shall be properly documented as a vessel of Canada in the name of the Borrower, and the MCS Barge shall be properly documented as a vessel of Canada in the name of the Borrower.

§3.4                        Financial Statements. The Borrower has furnished to the Lender a copy of K-Sea Transportation’s and its Subsidiaries balance sheets as at September 30, 2005 and statements of income and changes in financial position unaudited for the three (3) months then ended.  All such financial statements have been prepared in accordance with GAAP and fairly present the financial condition and the results of operations of K-Sea Transportation and its Subsidiaries taken as a whole as at the close of business on the date thereof.  There are no liabilities, contingent or otherwise, of the Borrower involving material amounts, known to the officers of the Borrower and not disclosed in said financial statements and the related notes thereto or not reflected in the financial statements most recently delivered in connection with §§5.4(a) or (b).

§3.5                        No Material Changes Etc. No material adverse changes have occurred in the financial condition or business of (i) K-Sea Transportation and its Subsidiaries taken as a whole; or (ii) the Borrower as shown on or reflected in their respective balance sheets or other financial statements delivered on or before the date hereof or in the balance sheets or other financial statements most recently delivered in connection with §§5.4(a) or (b).

§3.6                        Franchises, Patents, Copyrights, Licenses, Etc. The Borrower possesses franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing adequate for the conduct of its business as now conducted without any known conflict with any rights of others.

§3.7                        Litigation. There are no actions, suits, proceedings or investigations of any kind pending or, to the best knowledge of the Borrower and K-Sea Transportation and its Subsidiaries, threatened against the Borrower or K-Sea Transportation and its Subsidiaries before any court, tribunal or administrative agency or board which, if adversely determined, might reasonably be expected to, either in any case or in the aggregate have a Material Adverse Effect or result in any liability not adequately covered by insurance.

§3.8                        No Materially Adverse Contracts, Etc. The Borrower is not subject to any charter, corporation or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of its officers has or is reasonably expected in the future to have a Material Adverse Effect.  The Borrower is not a party to any contract or agreement which in the judgment of its officers has or is reasonably expected to have any Material Adverse Effect, except as otherwise reflected in adequate reserves.

§3.9                        Compliance with Other Instruments, Laws, Etc. The Borrower is not in violation of any provision of its charter documents or its incorporation documents or any agreement, lease or other instrument by which it or any of its properties may be bound, or any Law, decree, order, judgment, statute, license, rule or regulation, in a manner which could reasonably be expected to result in the imposition of substantial penalties or otherwise have a Material Adverse Effect.  There are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans known to the Borrower which reasonably could be expected to interfere with or prevent continued compliance, or which reasonably could be expected to give rise to any common law or statutory liability, under, relating to or in connection with any Environmental Law or otherwise form the basis of any claim, action, proceeding, hearing or investigation under applicable Law based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, or Hazardous Material or waste with respect to the Borrower or its business which could reasonably be expected to have a Material Adverse Effect.

§3.10                 Tax Status. The Borrower has filed all material federal, state and provincial income and all other material tax returns, reports and declarations which the Borrower is required by any applicable Law of any jurisdiction to which it is subject or has obtained an extension for filing such returns, reports and declarations which is still in effect; has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings diligently pursued; and has set aside on its books provisions reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

§3.11                 No Default. No Default or Event of Default exists at the delivery of this Agreement.

§3.12                 Absence of Liens. At the time of the making of the Loan hereunder, there will be no financing statement, security agreement or ship mortgage granted or agreed to by the Borrower or the Guarantors in effect which purports to cover, create, perfect or give notice of any present or possible future Lien on the Canadian Vessels being financed with the Loan or the 340 or rights thereunder, or any other Liens thereon or on any of the other Collateral, except for Permitted Liens and Liens in favor of the Lender.

§3.13                 [Intentionally Omitted].

§3.14                 Pension Plans. Neither the Borrower nor any other member of any Controlled Group that includes the Borrower maintains or pays contributions to, or is required to pay contributions to, any Plan.

The Lender (i) represents and warrants to the Borrower that none of the funds to be used by the Lender to make or maintain the Loan or to acquire or hold the Note are or will be “assets” (as defined in the regulations to Section 406 of ERISA) of an “employee benefit plan” (as defined in Section 3(3) of ERISA) or of a “plan” (as defined in Section 4975(e)(1) of the Code), and (ii) covenants that (notwithstanding anything herein or in any other Loan Document to the contrary) the Lender will not sell, transfer, assign, or grant a participation in, any part of its interest in the Loan, this Agreement or the Note to any other Person unless such Person (A) makes (1) a representation and warranty that is equivalent to the representation and warranty contained in clause (i) and (2) the covenant contained in this clause (ii), and (B) agrees to be bound by all of the provisions hereof and of all the other Loan Documents applicable to the Lender.

§3.15                 [Intentionally Omitted].

§3.16                 Disclosure. This Agreement and all certificates and written statements furnished by or on behalf of the Borrower to the Lender in connection herewith (all of which shall constitute representations and warranties made by the Borrower hereunder) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading.  There is no fact known to the Borrower which has or is expected to have a Material Adverse Effect, except as has been disclosed previously to the Lender in writing.

§3.17                 [Intentionally Omitted].

§3.18                 First Lien.

(a)                                  Upon filing (i) the Financing Statements with the Delaware Secretary of State, with respect to the U.S. Security Agreement and (ii) the Financing Statements with the PPR in Nova Scotia and such other locations in which the Collateral is located, the Security Agreements will create legal, valid and perfected first liens on and first priority security interest in all of the Collateral (to the extent a lien is perfectable by filing with the Delaware Secretary of State and the applicable PPR respecting any item of Collateral) described therein (and any Proceeds thereof), as security for the Obligations, free and clear of all other Liens whatsoever except Permitted Liens.  No security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral, which has been signed by the Borrower or Sea Coast or which the Borrower or Sea Coast has authorized any other Person to sign or file or record, is on file or of record with any public office except in favor of the Lender.

(b)                                 Upon execution and filing for recording thereof with the Coast Guard, with respect to the U.S. Mortgage, and under the applicable Ports of Registry in Canada with respect to the Canadian Mortgage, each Ship Mortgage will create legal, valid and perfected first liens on and first priority security interests in favor of the Lender with respect to all Collateral described therein as security for the Obligations, free and clear of all other Liens whatsoever other than Permitted Liens.  No mortgage, pledge, security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral, which has been signed by the Borrower or Sea Coast or any predecessor-in-interest of the Borrower or Sea Coast or which the Borrower or Sea Coast have authorized any other Person to sign or file or record, is on file or of record with the Coast Guard or the applicable Canadian Port of Registry or with any other public office except in favor of the Lender.

§3.19                 Environmental Matters.

(a)                                  The Borrower and each of its Affiliates have obtained all material permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect.  The Borrower and each of its Affiliates are in compliance in all material respects with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a Material Adverse Effect on their business, financial condition or operations taken as a whole.

(b)                                 No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no premium has been assessed and no investigation or review is pending or, to the knowledge of the Borrower or its Affiliates without any independent verification, threatened by any governmental or other entity with respect to any alleged failure by the Borrower or any of its Affiliates to have any permit, license or authorization required in connection with the conduct of its business or with respect to any Environmental Laws, including Environmental Laws relating to the generation, treatment, storage, recycling, transportation, disposal or release of any Hazardous Materials.

(c)                                  Except as set forth in the “Legal Proceedings” section of K-Sea Transportation’s most recent Form 10-Q filed with the Securities and Exchange Commission, and except as set forth in K-Sea Transportation’s 8-K filed with such Commission on November 22, 2005, no material oral or written notification of a release of a Hazardous Material has been filed by or on behalf of K-Sea Transportation or any of its Affiliates and no property now or previously owned, leased or used by K-Sea Transportation or any of its Affiliates is listed or, to the Borrower’s knowledge without any independent verification, proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of sites requiring investigation or clean-up.

(d)                                 There are no Liens or encumbrances arising under or pursuant to any Environmental Laws on any of the real property or properties owned, leased or used by the Borrower or any of its Affiliates other than Liens, if any, that do not (i) materially detract from the value of the property or (ii) materially impair the use thereof in the operation of the business of the Borrower or any of its Affiliates or (iii) have a Material Adverse Effect on the ability of the Borrower or any of its Affiliates taken as a whole to perform its obligations under the Loan Documents, and no governmental actions have been taken or, to the knowledge of the Borrower without any independent verification, are in process which might reasonably be expected to subject any of such properties to such Liens or encumbrances or, as a result of which the Borrower or any of its Affiliates would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed to such property.

(e)                                  Neither the Borrower nor any of its Affiliates, nor, to the knowledge of the Borrower without any independent verification, any previous owner, tenant, occupant or user of any property owned, leased or used by the Borrower or any of its Affiliates has (i) engaged in or permitted any operations or activities upon or any use or occupancy of such property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials on, under, in or about such property, except in compliance in all material respects with all Environmental Laws, or (ii) transported any Hazardous Materials to, from or across such property except in compliance in all material respects with all Environmental Laws; nor to the best knowledge of the Borrower have any Hazardous Materials migrated from the properties upon, about or beneath such property, nor, to the best knowledge of the Borrower, are any Hazardous Materials presently constructed, deposited, stored or otherwise located on, under, in or about such property except in compliance in all material respects with all Environmental Laws.

§3.20                 Solvency. The Borrower, after giving effect to the Loan, is solvent.

§3.21                 Survival of Representations and Warranties, Etc. All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower pursuant to or in connection with this Agreement or any of the Loan Documents (including any such representation or warranty made or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement.  All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and as of the date of the making of the Loan.  All representations and warranties made under this Agreement shall survive, and not be waived by, the execution and delivery of this Agreement or any other Loan Document, any investigation or inquiry by the Lender, or by making the Loan under this Agreement.

SECTION 4.                            CONDITIONS OF FUNDING THE LOAN.

The obligation of the Lender to fund the Loan shall be subject to the prior satisfaction of the following conditions precedent.  The request by the Borrower for the Loan shall be deemed a certification by the Borrower that the conditions precedent set forth in this §4 have been satisfied or will be satisfied on the Closing Date:

§4.1                        Execution and Delivery. (i)  All of the Loan Documents shall have been executed and delivered by the Borrower and the Guarantors, as applicable, to the Lender.  The Borrower shall have executed and delivered the Note in accordance with §2.1.

(ii)                                  The Guaranty shall have been executed and delivered by the Guarantors to the Lender.

(iii)                               The U.S. Ship Mortgage and the U.S. Security Agreement shall have been executed and delivered by Sea Coast to the Lender.

§4.2                        Representations and Warranties. The representations and warranties contained in §3 shall have been true and correct at and as of the date on which made and shall also be true and correct at and as of the Closing Date with the same effect as if made at and as of such date.

§4.3                        Performance; No Default. The Borrower and the Guarantors shall have performed and complied with all terms and conditions of the Loan Documents required to be performed or complied with by it prior to or at the time of the Closing Date, and at the time of the Closing Date, there shall exist no Default or Event of Default, nor shall any Default or Event of Default exist or occur after giving effect to the funding of the Closing of the Loan.

§4.4                        Officer’s Certificate. The Borrower and the Guarantors shall have delivered to the Lender an Officer’s Certificate certifying that the conditions precedent set forth in §§4.2, 4.3 and 4.8 are satisfied at and as of the Closing Date.

§4.5                        Certified Copies of Charter Documents. The  Lender shall have received from each of the Borrower and the Guarantors, copies, certified by an Authorized Officer to be true and complete as of the Closing Date, of their incorporation documents, or other organizational documents, all as in effect on such date.

§4.6                        Proof of Corporate Action. The Lender shall have received from the Borrower and Sea Coast copies, certified by an Authorized Officer to be true and complete as of the Closing Date, of the records of all corporate actions taken to authorize: (a) its execution and delivery of the Loan Documents (b) its performance of all of its agreements and obligations under each of such documents, and (c) the borrowings and other transactions contemplated by this Agreement.

§4.7                        Incumbency Certificate. he Lender shall have received from the Borrower and the Guarantors an incumbency certificate, dated as of the Closing Date and signed by an Authorized Officer, giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign the applicable Loan Documents, in its name and on its behalf, (ii) to make application for the Loan, and (iii) to give notices and to take other action on its behalf under this Agreement.

§4.8                        No Material Adverse Effect. o event or change shall have occurred, in the sole judgment of the Lender that has caused or evidences a Material Adverse Effect.

§4.9                        [Intentionally Omitted].

§4.10                 Original Vessel Documents. The Lender shall have received copies of the Original Vessel Documentation for each of the Vessels.

§4.11                 Recordation of U.S. Mortgage.  The  Lender shall have received satisfactory evidence that the U.S. Mortgage has been duly filed for recording with the U.S. Coast Guard National Vessel Documentation Center and in all other necessary offices to create and perfect a first preferred ship mortgage Lien on all of the Collateral described therein in favor of the Lender.

§4.12                 [Intentionally Omitted].

§4.13                 Opinion of Counsel. The Lender shall have received on the Closing Date from (i) Holland & Knight LLP, counsel for the Borrower, a favorable opinion addressed to the Lender as to, among other things, enforceability of the Loan Documents, with the exception of the Canadian Mortgage and the Canadian Security Agreement, (ii) Stewart McKelvey Stirling Scales, Canadian Counsel to the Borrower, a favorable opinion addressed to the Lender, as to incorporation, due authorization, execution and delivery, with respect to all Loan Documents, and enforceability, with respect to all of the Loan Documents that are governed by the laws of Canada or any of its political subdivisions, filing and priority of the Canadian Mortgage with respect to the Canadian Vessels and conflicts of laws for those Loan Documents executed by the Borrower and governed by laws other than those of Canada or any of its political subdivisions.  Each opinion shall be dated the Closing Date, and be in form and substance satisfactory to the Lender and its counsel.

§4.14                 Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in substance and in form to the Lender and its counsel, and the Lender and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Lender or such counsel may reasonably request.

§4.15                 [Intentionally Omitted].

§4.16                 Recorded Lien Searches. The  Lender shall have received: (a) UCC search reports with respect to the records of the (i) Delaware Secretary of State office, (ii) New York Secretary of State office, and (iii) Richmond County office, and copies of executed Form UCC-3 Financing Statement Amendments for all financing statements on record against the Borrower and Sea Coast and that otherwise would cover any of the Collateral, together with evidence of the filing thereof, (b) a U.S. Coast Guard Abstract of Title verifying that there are no outstanding ship mortgages recorded with the Coast Guard covering the 340 or any of the Collateral or any other assets or rights associated therewith and (c) (i) Canadian search reports with respect to the records of the PPR in Nova Scotia or such other location where any of the Collateral is located in Canada and copies of executed financing discharge statements, if applicable, and (ii) a search at the Port of Registry of each Canadian Vessel verifying that there are no outstanding ship mortgages recorded with the registry covering such Canadian Vessel or any other assets or rights associated therewith.

§4.17                 Financing Statements. The Lender shall have received satisfactory evidence that the Financing Statements have been duly filed with (i) the office of the Secretary of State of Delaware and (ii) the PPR of Nova Scotia and the PPR of Newfoundland or such other location where any of the Collateral is located in Canada and (iii) any other filing locations required hereunder to create and perfect a first priority Lien on all of the Collateral relating to the Vessels.

§4.18                 Evidence of Insurance. The Lender shall have received  certificates of insurance covering the Vessels demonstrating compliance with the insurance requirements of this Agreement and the other Loan Documents.

§4.19                 Intentionally Omitted.

§4.20                 Guaranty. The Guaranty (a) shall have been executed and delivered by the Guarantors, (b) shall be satisfactory to the Lender in form and substance, in its absolute discretion, and (c) shall be in full force and effect in accordance with its respective terms.

§4.21                 Canadian Filings – Statutory Mortgages. The Lender shall have received satisfactory evidence that the Statutory Mortgages have been duly filed with the applicable Registrar of Shipping and any other filing locations required hereunder to create and perfect a first priority Lien on all of the Collateral relating to the Canadian Vessels being financed in favor of the Lender.

SECTION 5.                            AFFIRMATIVE COVENANTS.

The Borrower covenants and agrees that so long as the Loan remains outstanding and unpaid:

§5.1                        Punctual Payment. The Borrower shall duly and punctually pay or cause to be paid the installment payments of principal and interest on the Loan, and any other amounts at any time owing hereunder or under the Note or other Loan Documents, all in accordance with the terms of this Agreement, the Note, and the other Loan Documents.

§5.2                        Maintenance of Offices. The Borrower shall maintain a place of business at the location specified in §3.1(b)(ii), or at such other place in Canada as it shall designate upon written notice, addressed as provided in §12, to the Lender.  The Borrower will not change the location of such place of business, or either Port of Registry, without the prior written consent of Lender.

§5.3                        Records and Accounts. The Borrower shall keep true records and books of account in which full, true and correct entries shall be made in accordance with GAAP and maintain adequate accounts and reserves for all Taxes, all depreciation, depletion, obsolescence and amortization of their properties, all contingencies, and all other reserves.

§5.4                        K-Sea Transportation Financial Statements, Certificates, and Other Information. If requested by Lender, the Borrower shall deliver to the Lender:

(a)                                  As soon as practicable and, in any event, within (i) 120 days after the end of each fiscal year, consolidated balance sheets of K-Sea Transportation and its Subsidiaries as at the end of such fiscal year, and consolidated statements of income, cash flow and members’ equity, each for the fiscal year then ended and each setting forth in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and a report and opinion of the K-Sea Transportation’s independent accountants, which report and opinion shall have been prepared in accordance with GAAP;

(b)                                 As soon as practicable and, in any event, within 60 days after the end of each of the first three quarters during each fiscal year of the Borrower, an unaudited consolidated balance sheet of K-Sea Transportation and its Subsidiaries as at the end of such quarter, and consolidated statement of income, cash flow and members’ equity, each for the portion of the fiscal year then ended, each in reasonable detail and prepared in accordance with GAAP (subject to year-end adjustments), certified to the Lender by the chief financial officer or other financial officer of such entity;

(c)                                  Promptly upon receipt thereof, copies of all management letters and other reports of substance which are submitted to K-Sea Transportation by its independent accountants in connection with any annual or interim audit of the books of the K-Sea Transportation made by such accountants;

(d)                                 As soon as practicable and, in any event, within 10 days after the issuance thereof, copies of such other financial statements and reports as K-Sea Transportation shall send to its partners, members or stockholders, and copies of all regular and periodic reports which K-Sea Transportation may be required to file with the Securities and Exchange Commission or any similar or corresponding governmental commission, department or agency substituted therefore, or any similar or corresponding governmental commission, department, board, bureau, or agency, federal or state;

(e)                                  With reasonable promptness, such financial information (including consolidating financial statements) or other data as the Lender reasonably may request;

(f)                                    Simultaneously with the delivery of the financial statements referred to in clauses (a) and (b) of this §5.4, a copy of the certification signed by the principal executive officer and the principal financial officer of K-Sea Transportation (each a “Certifying Officer”) as required by Rule 13A-14 under the Securities Exchange Act of 1934 and a copy of the internal controls disclosure statement by such Certifying Officer as required by Rule 13A-15 under the Securities Exchange Act of 1934, each as included in K-Sea Transportation’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, for the applicable fiscal period.

Notwithstanding the forgoing, the Lender agrees to obtain the financial information required above in §§5.4(a), (b), (c), and (d) via public filings made by K-Sea Transportation with the Securities and Exchange Commission, so long as such information is available via such public filings.

§5.5                        Borrower Financial Statements. Borrower shall deliver to Lender as soon as practicable and, in any event, within 120 days after the end of each fiscal year, unaudited, management-prepared consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year, and consolidated profit and loss statements of the Borrower and its Subsidiaries for the fiscal year then ended, each in reasonable detail, prepared in accordance with GAAP (subject to year end adjustments), certified by the chief financial officer or other financial officer of such entity and otherwise in a form acceptable to the Lender.

§5.6                        Business and Corporate Existence. The Borrower shall (a) keep in full force and effect its corporate existence and all rights, licenses, leases and franchises reasonably necessary to the conduct of its business, and (b) comply with (i) the applicable Laws wherever its business is conducted to the extent non-compliance could reasonably be expected to have a Material Adverse Effect, (ii) the provisions of its articles of association, or other organizational document, and (iii) all agreements, and instruments by which it or any of its properties may be bound and all applicable decrees, orders and judgments to the extent non-compliance could reasonably be expected to have a Material Adverse Effect.

§5.7                        Payment of Taxes. The Borrower shall pay when due all lawful Taxes imposed upon it or upon its income or profit or upon any property, real, personal or mixed, belonging to it, provided that the Borrower shall not be required to pay any such Tax if the validity thereof is being contested in good faith by appropriate proceedings and if the Borrower shall have set aside on its books reasonable reserves with respect to such Tax.

§5.8                        Inspection of Properties and Books. So long as the Note is outstanding the Lender or its designated agent or representatives shall have the right to visit and inspect for any purpose the Collateral, including the Vessels, to examine the books of account of the Borrower and any other documents required of the Borrower hereunder or otherwise reasonably related to the transactions contemplated hereunder (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Lender may reasonably request.  The costs of any such examination shall be for the account of the Lender, provided that following the occurrence and during the continuation of any Default, all such reasonable costs shall be charged to the Borrower.

§5.9                        Licenses and Permits. If at any time while the Note is outstanding, any authorization, consent, approval, permit or license from any Governmental Authority shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower shall promptly take or cause to be taken all steps reasonably necessary to obtain such authorization, consent, approval, permit or license and furnish the Lender with evidence thereof.

§5.10                 Pension Plans. With respect to any period of time during which the Borrower or any other member of a Controlled Group that includes the Borrower maintains or is required to pay contributions to a Plan, the Borrower shall:

(a)                                  Fund, or cause the Plan sponsor or adopting employer to fund, such Plan as required by the provisions of Section 302 of ERISA and Section 412 of the Code except where failure to do so would not result in a material liability to the Borrower and make, or cause the Plan sponsor or adopting employer to make, all material contributions to such Plan required pursuant to any applicable collective bargaining agreement;

(b)                                 Furnish promptly to the Lender a copy of any notice of termination of such Plan required to be sent to the Pension Benefit Guaranty Corporation and a copy of any notice, report or demand sent or received by or with respect to such Plan pursuant to Sections

4041, 4041A, 4042, 4043, 4062, 4063, 4065, 4066 or 4068 of ERISA or under subtitle E of Title IV of ERISA;

(c)                                  Furnish promptly to the Lender a copy of all Forms 5500, Forms 5500-C and/or Forms 5500-R relating to such Plan, together with all attachments thereto, including any actuarial statement relating to such Plan required to be submitted under Section 103(d) of ERISA;

(d)                                 Furnish the Lender with copies of any request for waiver from the funding standards or extension of the amortization periods required by Section 303 and 304 of ERISA or Section 412 of the Code with respect to any Plan no later than the date on which the request is submitted to the Department of Labor or the Internal Revenue Service, as the case may be;

(e)                                  Promptly notify the Lender of any “complete withdrawal”, “partial withdrawal” or “reorganization” with respect to any Plan as such terms are defined in ERISA; and

(f)                                    With respect to any Plan, promptly notify the Lender upon the occurrence of any “reportable event” as defined in Section 4043(c) of ERISA, other than a “reportable event” for which the provision for 30-day notice to the Pension Benefit Guaranty Corporation has been waived by regulation.

§5.11                 Environmental and Safety Matters. The Borrower shall:

(a)                                  Promptly report to the Lender upon becoming aware thereof (a) the Release of any Hazardous Material from any vessel or storage equipment owned or operated by the Borrower or any of its Affiliates (including the Vessels) if the discharge thereof reasonably could be expected to have a Material Adverse Effect and (b) the initiation of any action, suit, proceeding, investigation or regulatory action against the Borrower or any of its Affiliates or in connection with any such vessel or storage equipment relating to any Release of Hazardous Materials if such could reasonably be expected to have a Material Adverse Effect.

(b)                                 Promptly deliver to the Lender copies of (a) all reports (other than routine reports regularly submitted in the ordinary course of business) submitted to any Governmental Authority by the Borrower or any of its Affiliates in connection with either the Release of Hazardous Materials from any vessel or storage equipment owned or operated by the Borrower or any of its Affiliates or any other environmental matter relating to such vessel or storage equipment, and (b) all reports, notices, and correspondence transmitted to the Borrower or any of its Affiliates by any Governmental Authority in connection with either the Release of any Hazardous Materials at or near any such vessel or storage equipment or any other environmental matter relating to such vessel or storage equipment, in each case if such Release of Hazardous Materials could reasonably be expected to have a Material Adverse Effect.

(c)                                  Except for Hazardous Materials that the Borrower and any of its Affiliates uses, transports or stores or that a lessee or charterer of the Borrower and any of its Affiliates uses, stores or transports in the ordinary course of its business and in compliance with all applicable Laws and in accordance with the terms of any applicable lease or charter documents, keep all of its properties or assets free of Hazardous Materials.  The Borrower or any of its

Affiliates shall comply with and use commercially reasonable efforts to ensure compliance by all tenants and subtenants with all Environmental Laws and all Laws relating to occupational safety or health and shall obtain and comply with, and use commercially reasonable efforts to ensure that all tenants and subtenants obtain and comply with, any and all approvals, registrations or permits required thereunder.  The Borrower or any of its Affiliates shall conduct and complete all investigations, studies, sampling and testing, and all remedial, removal, and other action necessary to clean up and remove all Hazardous Materials, on, from or affecting any of its properties or assets as required by all applicable material Laws, except as such laws, ordinances, rules, regulations, orders or directives may be contested by the Borrower or any of its Affiliates in good faith by appropriate proceedings and for which adequate reserves have been established in conformity with GAAP.

(d)                                 Defend, indemnify, and hold harmless the Lender and its directors, officers, employees, affiliates, representatives and agents (each an “Indemnified Party”) from and against any and all penalties, fines, liabilities, damages, costs, or expenses of whatever kind or nature asserted against such Indemnified Party (unless resulting from the gross negligence or willful misconduct of an Indemnified Party or occurring after the Lender shall have become a mortgagee in-possession subsequent to an Event of Default), arising out of, or in any way related to: (a) the Release or threatened Release of any Hazardous Materials on, at or from any property at any time owned, operated or occupied by the Borrower; (b) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (c) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials, and/or (d) any violation of Laws which are based upon or in any way related to such Hazardous Materials or to any environmental matter, including reasonable attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses actually incurred.

§5.12                 Indemnities, Etc.

(a)                                  The Borrower shall indemnify and hold the Indemnified Parties harmless from and against any and all claims, damages, losses, liabilities, costs, and expenses (including reasonable legal fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the ownership, operation or other use (whether authorized or not) of the Vessels, the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loan, except to the extent that such claim, damage, loss, liability, cost, or  expense (i) is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s or such Lender’s (as a mortgagee-in-possession) gross negligence or willful misconduct or (ii) is a tax, levy, impost, duty, assessment, fee or other charge imposed by any Governmental Authority or other taxing authority or a fine, penalty, interest charge or other additional charge with respect thereto (it being agreed that §2.6 sets forth the Borrower’s obligations with respect to such liabilities, costs and expenses), or (iii) is an ordinary and usual operating, administrative or overhead expense of any Lender and is not caused directly by an Event of Default.  In the case of an investigation, litigation or other proceeding to which the indemnity in this §5.12 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise is a party thereto and whether or not the transactions contemplated hereby are consummated.  In respect of any litigation commenced with respect to this §5.12, (i) the Borrower shall be entitled to control and direct its defense if an Event of Default shall not have occurred and be continuing and (ii) the Borrower shall be entitled to participate with the Lender in the Borrower’s defense if no Event of Default shall have occurred and be continuing hereunder provided that the Borrower, prior to commencing its defense or participating in any defense of such litigation pursuant to the foregoing clauses (i) and (ii), confirms and acknowledges, in writing, its indemnification obligation with respect to such claim under this §5.12.  Notwithstanding the foregoing, the Borrower shall not be required to indemnify any Indemnified Party for any settlement reached without the prior consent of the Borrower (which consent shall not be unreasonably withheld) or for any judgment entered into against an Indemnified Party if the Borrower shall have not been afforded an opportunity to participate, at its expense, in the defense of the claim.  The Borrower agrees not to assert any claim against the Lender, any of its affiliates, or any of its respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loan, other than fraud or intentional misconduct.

(b)                                 Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this §5.12 shall survive the payment in full of the Loan and all other amounts payable under this Agreement.

§5.13                 Performance of Contracts. The Borrower shall perform and comply in all material respects with all of its obligations under any contracts and all other agreements to which it is a party or by which it is bound relating to the Collateral, and shall use reasonable efforts to cause each other party thereto to so perform and comply.

§5.14                 Notice of Default. The Borrower shall promptly upon becoming aware thereof give written notice to the Lender of: (a) the occurrence of any Default or Event of Default, (b) any litigation or proceeding affecting the Borrower or any of its properties or assets of which, if adversely determined, might have a Material Adverse Effect, and (c) any dispute between the Borrower and any Governmental Authority that might materially interfere with its normal business operations.

§5.15                 Notice of Material Claims and Litigation. The Borrower shall promptly notify the Lender of the commencement of any claims, actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Affiliates before any Governmental Authority in an amount in excess of the equivalent in Canadian Dollars of Five Hundred Thousand U.S. Dollars ($500,000), if relating to one or all of the Vessels, or which, if adversely determined, would have a Material Adverse Effect.

§5.16                 No Disposition of Collateral. The Borrower shall obtain the prior written consent of the Lender (which may be granted or denied in the Lender’s sole discretion), prior to the sale, conveyance, transfer, exchange, lease, or on a bareboat basis charter or disposition by the Borrower of all or any part of the Collateral or the Borrower’s otherwise relinquishing possession of any of the Collateral.

§5.17                 Borrower’s Title; Lender’s Security Interest.

(a)                                  The Borrower shall warrant and defend its good and marketable title to the Collateral (to the extent the Borrower has rights in such items of Collateral) and the Lender’s perfected first priority security interest in the Collateral (to the extent the Borrower has rights in such items of Collateral), against all claims and demands whatsoever.

(b)                                 The Borrower shall, at its expense, take such action (including the obtaining and recording of waivers) as may be necessary to prevent any third party from acquiring any right to or interest in the Collateral other than Permitted Liens (to the extent the Borrower has rights in such items of Collateral), and if at any time any Person shall claim any such right or interest, the Borrower shall, at its expense, cause such claim to be waived in writing or otherwise eliminated to the Lender’s satisfaction within 30 days after such claim shall have first become known to the Borrower.

§5.18                 Compliance with Laws and Regulations. The Borrower shall comply with all laws, regulations, directives and orders of any and all local, municipal, state, provincial, federal and other governmental agencies and authorities having jurisdiction over it or its property, non-compliance with which could reasonably be expected to cause a Material Adverse Effect.

§5.19                 Further Assurances. The Borrower shall promptly, at any time and from time to time, at its sole expense, execute and deliver to the Lender such further instruments and documents, (including the execution of a replacement promissory note due to loss or destruction of the Note), and take such further action, as the Lender may from time to time reasonably request in order to carry out to the Lender’s satisfaction  of  the transactions contemplated by this Agreement and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of the Lender, hereby and under the other Loan Documents, including the execution, delivery, recordation and filing of financing statements and continuation statements.  The Borrower hereby authorizes the Lender, in such jurisdictions where such action is authorized by law, to effect any such recordation or filing of financing statements without the signature of the Borrower thereon and to file as valid financing statements in the applicable financing statement records, any financing statement executed in connection herewith.  The Borrower will pay, or reimburse the Lender for, any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation and protection of the Lender’s security interest in the Collateral, including all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payments or discharges of Taxes or Liens upon or in respect of the Collateral, premiums for insurance required to be obtained pursuant to the Loan Documents with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Lender’s interests therein, whether through judicial proceedings or otherwise, or in connection with defending or prosecuting any actions, suits or proceedings arising out of or related to the Collateral; and all such reasonable amounts that are paid by the Lender shall, until reimbursed by the Borrower, constitute Obligations of the Borrower secured by the Collateral.

§5.20                 Casualty Occurrence. In the event of any material (involving damages to any party thereto in excess of the equivalent in Canadian Dollars of Five Hundred Thousand U.S. Dollars ($500,000)) casualty with respect to any Collateral or Vessel, (a) the Borrower shall give the Lender written notice of such casualty promptly after discovering or receiving notice of the casualty, which notice shall identify the affected Collateral or other Vessel and (b) the Borrower shall, within a reasonable period of time, remedy or repair such casualty to bring the Collateral into conformity with the provisions of this Agreement unless such casualty shall constitute an Event of Loss and the provisions of §2.3(b) apply.

SECTION 6.                            NEGATIVE COVENANTS; FINANCIAL COVENANTS.

The Borrower covenants and agrees that so long as the Loan remains outstanding and unpaid, it shall not:

§6.1                        Transactions with Affiliates. Except as otherwise provided herein, enter into or consummate any transaction with any Affiliate of the Borrower unless such transaction is:

(a)                                  entered into in the ordinary course of business of the Borrower and pursuant to the reasonable requirements of the Borrower’s business; and

(b)                                 is upon terms no more or less favorable to the Borrower than would be the case if such transaction were an arm’s-length transaction effected with a Person other than an Affiliate.

§6.2                        Terminate Pension Plan. Terminate, withdraw from, or permit the termination of any Plan unless the asset value of such Plan is then at least equal to the value of the benefits guaranteed.

§6.3                        [Intentionally Omitted].

§6.4                        Certain Agreements Regarding Financial Covenants Under Existing Revolver. Until the Obligations payable under the Loan Documents shall have been paid in full, Borrower covenants and agrees with the Lender that:

(a)                                  Except as provided in §6.4(c) below, any amendment or modification of the Financial Covenants by the Revolving Lenders after the date hereof will be binding upon the Lender and applicable with respect to §7.1(l), as so amended or modified.

(b)                                 The Borrower agrees to provide the Lender with a copy of all Financial Covenant compliance certificates prepared by K-Sea Operating and delivered to the Revolving Lenders in connection with the Financial Covenants at the same time and on the same frequency as required to be delivered to Revolving Lenders under the Existing Revolver, provided that if at any time Financial Covenant compliance certificates are no longer provided by K-Sea Operating to the Revolving Lenders, the Borrower will cause K-Sea Operating to provide similar Financial Covenant compliance certificates to the Lender on not less than a quarterly basis.

(c)                                  If for any reason CBPA (or an Affiliate thereof) ceases to be a party to the Existing Revolver, the Financial Covenants that are in effect under the Existing Revolver on the last day that CBPA is a party thereto shall survive and continue to be the “Financial Covenants” referred to in §7.1(l).

SECTION 7.                            EVENTS OF DEFAULT; ACCELERATION.

§7.1                        Events of Default. The occurrence of any one or more of the following events or conditions shall constitute an “Event of Default” hereunder regardless of the reason for such event and whether it shall be voluntary or involuntary or within or without the control of the Borrower or the Guarantors or be effected by operation of or pursuant to any Law:

(a)                                  if the Borrower shall fail to make any payment not more than three (3) Business Days after the due date thereof of any principal or interest due hereunder or on the Note or other amount provided for hereunder whether at maturity or at any date fixed for payment or prepayment or by declaration or otherwise; or

(b)                                 If the Borrower shall default in the performance of or compliance with any term contained in §§5.6, 5.10(a), 5.10(b), or 5.16; 5.17(a) or §§6.2, or 6.4; or

(c)                                  If the Borrower shall default in the performance or compliance with any term contained in §§5.9, 5.14, 5.17(b) or 5.20(a), and such default shall continue for more than thirty (30) days; or

(d)                                 if the Borrower shall default in the performance of or compliance with any term contained herein, or in the performance of or compliance with any other term contained in any of the other Loan Documents (other than those referred to in the foregoing paragraphs (a), (b) and (c)), and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the Borrower by the Lender; or

(e)                                  if any representation, warranty or certification made in writing by or on behalf of the Borrower or the Guarantors herein or in connection with any of the transactions contemplated hereby shall prove to have been false or incorrect in any material respect on the date as of which made; or

(f)                                    if the Borrower or the Guarantors makes an assignment for the benefit of creditors, or petitions or applies for the appointment of a liquidator or receiver or custodian (or similar official) of itself or of any substantial part of its assets or commences any proceeding or case relating to it under any bankruptcy, reorganization, arrangements, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect; or

(g)                                 if any such petition or application is filed or any such proceeding or case is commenced against the Borrower or the Guarantors and such party indicates its approval thereof, consent thereto or acquiescence therein or an order is entered appointing any such liquidator or receiver or custodian (or similar official), or adjudicating the Borrower or the Guarantors bankrupt or insolvent, or approving a petition in any such proceeding or a decree or order for relief is entered in respect of the Borrower or the Guarantors in an involuntary case under any bankruptcy, reorganization, arrangements, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and such order remains in effect for more than sixty (60) days, whether or not consecutive; or

(h)                                 if any order is entered in any proceeding by or against the Borrower or the Guarantors decreeing or permitting its dissolution or split-up or the winding up of its affairs; or

(i)                                     if the Borrower or the Guarantors shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debt generally; or

(j)                                     if there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final unappealable judgment against the Borrower or the Guarantors, which with other outstanding final unappealable judgments, undischarged, against the Borrower, exceed in the aggregate the equivalent in Canadian Dollars of Five Hundred Thousand U.S. Dollars ($500,000) (other than amounts that are subject to insurance coverage); or

(k)                                  if any of the Security Documents shall for any reason cease to be in full force and effect or any Security Document or the Lien purported to be granted thereby shall become adjudged by a competent court to be invalid or unenforceable; or

(l)                                     if the Borrower shall (i) default (as principal or guarantor or other surety) in the payment of any principal of, premium, if any, or interest on any Indebtedness to the Lender (or its affiliates) or under any other Indebtedness owed to any other Person in excess of the equivalent in Canadian Dollars of Five Hundred Thousand U.S. Dollars ($500,000), in any single amount or in aggregate, in respect of borrowed money or credit received, or (ii) default in the performance of or compliance with any other term, covenant, provision or obligation contained in any agreement or instrument evidencing or securing such Indebtedness and, in each case, the holder or holders of such Indebtedness shall have accelerated the maturity thereof or commenced the exercise of any other remedies in respect of such default; or

(m)                               if K-Sea Operating shall default under any of its covenants set forth in Sections 7.01, 7.02, 7.03, and 7.04 of the Existing Revolver; or

(n)                                 if any “Mortgage Event of Default” as defined in any Ship Mortgage or any Event of Default (as defined in the Security Agreements) shall occur; or

(o)                                 if the Borrower or the Guarantors shall terminate its existence by merger, consolidation, sale of substantially all of its assets, dissolution or otherwise; or

(p)                                 if a Change in Control shall have occurred; or

(q)                                 if the Guarantors shall default in the performance of or compliance with any term contained in Section 3 of the Guaranty, and such default shall have not been remedied within 10 business days after written notice thereof.

§7.2                        Remedies. (a)  Upon the occurrence of an Event of Default described in §§7.1(f), (g) or (h), immediately and automatically, and upon the occurrence of any other Event of Default, and at any time thereafter while such Event of Default is continuing, at the option of the Lender and upon the Lender’s declaration:

(i)                                     the unpaid principal amount of the Loan together with accrued interest, any applicable Prepayment Premium, any payment amount equal to Lender’s Foreign Exchange Obligations, and all other Obligations shall become immediately due and payable by Borrower to Lender without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived; and

(ii)                                  the Lender may exercise any and all rights the Lender has under this Agreement, the Loan Documents, or any other documents or agreements executed in connection herewith, or at law or in equity, and proceed to protect and enforce the Lender’s rights by any action at law, in equity or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Loan Document, including the obtaining of the ex-parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender, including the exercise of remedies against the Collateral under the Security Documents.

(iii)                               Right of Set-off; Adjustments.   During the continuance of any Event of Default, the Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note, irrespective of whether the Lender shall have made any demand under this Agreement or the Note and although such obligations may be unmatured.  The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Lender under this §7.2 are in addition to other rights and remedies (including other rights of set-off) that the Lender may have.

(iv)                              Other Remedies.  Unless and except to the extent expressly provided for to the contrary herein, the rights of the Lender specified herein shall be in addition to, and not in limitation of, the Lender’s rights under any statute or rule of law or equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by the Borrower or any third party in favor of the Lender, all of which may be exercised successively or concurrently.

(v)                                 Cash Collection System.  In addition to any other right of the Lender hereunder and under applicable Law, effective upon demand by the Lender at any time and from time to time that an Event of Default exists, all payments that the Borrower receives as a result of its ownership and operation of the Canadian Vessels shall be deposited in a deposit account to be opened and maintained either at an Affiliate of the Lender or at another depository institution that is satisfactory to the Lender.  At such time, the Borrower shall execute and deliver to the Lender all instruments and agreements that the Lender may request to create and perfect a valid security interest in such account under applicable law, including a control or blocked account agreement with respect thereto, as additional collateral security for the Obligations.  The Borrower expressly authorizes the Lender hereunder to apply all such funds deposited in such account to the obligations as they come due hereunder and under the other Loan Documents in the manner set forth in §2.4(b).

(b)                                 Notwithstanding anything to the contrary contained in clause (a) above, the Lender shall not exercise any of the remedies set forth in clause (a) or any other remedies available under applicable Law if the exercise of such remedies shall invalidate the qualification of any of the Vessels to operate in the trade in which the Vessels are currently authorized to operate.

SECTION 8.                            EXPENSES.

The Borrower will pay on demand all reasonable out-of-pocket expenses of the Lender (including reasonable fees of outside counsel) in connection with: the negotiation, preparation, execution, and delivery of this Agreement, the other Loan Documents or other documents executed in connection therewith; any advice or analysis from outside counsel, accountants or other professionals retained by the Lender from time to time in connection with this Agreement or the transactions contemplated hereby; any amendment, waiver, or consent from time to time related thereto; and the Lender’s exercise, preservation or enforcement of any of its rights, remedies or options hereunder or thereunder after the occurrence and during the continuation of an Event of Default, including in all such cases the reasonable fees of outside legal counsel and any local counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any reasonable fees or expenses associated with any travel or other costs relating to any appraisals conducted in connection with the Obligations or any Collateral therefore after the date of this Agreement; and the amount of all such expenses shall, until paid, bear interest at the interest rate applicable to principal hereunder (including any default rate). After the occurrence and during the continuance of an Event of Default, the Borrower shall pay the reasonable costs of any field audit examinations that the Lender in its discretion may conduct and shall also pay all reasonable out-of-pocket expenses of the Lender in connection with the exercise, preservation or enforcement of any of its rights, remedies or options under any of the Security Documents.

SECTION 9.                            SURVIVAL OF COVENANTS.

All covenants, agreements, representations and warranties made herein and in any certificates or other papers delivered by or on behalf of the Borrower pursuant hereto are material and shall be deemed to have been relied upon by the Lender, notwithstanding any investigation heretofore or hereafter made by them, and shall survive the making of the Loan, as herein contemplated, and shall continue in full force and effect so long as the Loan or other amounts due under the Loan Documents and the Note remain outstanding and unpaid.  All statements contained in any certificate or other paper delivered to the Lender at any time by or on behalf of the Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower hereunder.

SECTION 10.                     CONFIDENTIALITY.

The Lender agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to the Lender by the Borrower, under this Agreement or any other Loan Document, and neither the Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents, except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Lender or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that the Lender may disclose such information (A) at the request or pursuant to any requirement of any governmental authority to which the Lender is subject or in connection with an examination of the Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable law; (D) to the extent required in connection with any litigation or proceeding to which the Lender, or its respective affiliates, may be party; (E) to the extent the Lender is required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to the Lender’s independent auditors and other professional advisors; (G) to any Eligible Assignee or participant (including prospective institutions that may become assignees or participants pursuant to §11), provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lender hereunder; (H) as to the Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is a party or is deemed a party with the Lender or such Affiliate; and (I) to its Affiliates.

SECTION 11.                     SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

§11.1                 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower or the Lender shall bind and inure to the benefit of their respective successors and assigns.  Notwithstanding the foregoing, the Borrower shall not be entitled to assign any of its rights or obligations hereunder.

§11.2                 Assignments.

(a)                                  The Lender may, at its expense (unless such assignment is initiated by the Borrower) assign to one or more Eligible Assignees (but not to exceed five Lenders hereunder at any one time) all or a portion (not less than the equivalent in Canadian Dollars of Three Million U.S. Dollars ($3,000,000) of its interests, rights and obligations under this Agreement and the other Loan Documents, including all or a portion of the Loan at the time made by or owing to it, provided (i) that the parties to each such assignment shall execute and deliver to the Lender an Assignment and Acceptance in the form set forth as Exhibit D (an “Assignment and Acceptance”).  Upon acceptance and recording pursuant to §11.6, from and after the effective date specified in each Assignment and Acceptance (which effective date shall be at least five Business Days after the execution thereof), (A) the Eligible Assignee shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the same rights and obligations as the Lender under this Agreement, and (B) the Lender shall be released from any obligations under this Agreement with respect to the interests assigned, provided that in the case of an Assignment and Acceptance covering all or the remaining portion of the Lender’s rights and obligations under this Agreement, the Lender shall continue to be entitled to the benefits of §2.5 and §2.6, as well as to any fees or amounts accrued for its account hereunder and not yet paid.  An Eligible Assignee shall be entitled to sell participations in its interests, rights and obligations under this Agreement and the other Loan Documents, as provided in §11.3, and shall be entitled to grant assignments thereof pursuant to an Assignment and Acceptance and otherwise in accordance with this §11.

(b)                                 By executing and delivering an Assignment and Acceptance, the Lender and Eligible Assignee shall be deemed to confirm to and agree with each other and the other parties hereto as follows:  (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, (ii) the Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, (iii) such Eligible Assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to §5.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such Eligible Assignee shall independently and without reliance upon the Lender or any other Eligible Assignee or Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions under this Agreement, and (v) such Eligible Assignee agrees that it shall perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as an Eligible Assignee.

(c)                                  If, pursuant to this §11.2, any interest in this Agreement is assigned to any Eligible Assignee which is not incorporated or organized under the laws of the United States or a state thereof or Canada or a province thereof, the Lender shall cause such Eligible Assignee to agree that, on or prior to the effective date specified in the Assignment and Acceptance, it will deliver to the Borrower (i) two valid, duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8EC1 or applicable successor form, as the case may be, certifying in each case that such Eligible Assignee is entitled to receive payments made under this Agreement and the Note without deduction or withholding of any United States federal income taxes, and (ii) a valid, duly completed Internal Revenue Service Form W-8BEN or W-9 or applicable successor form, as the case may be, to establish an exemption from United States backup withholding tax.  The Eligible Assignee which delivers to the Borrower a Form W-8BEN or W-8EC1 and Form W-8BEN or W-9 pursuant to the preceding sentence further undertakes to deliver to the Borrower two copies of the Form W-8BEN or W-8EC1 and Form W-8BEN or W-9, or applicable successor forms, or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or otherwise is required to be resubmitted as a condition to obtaining an exemption from withholding tax or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, and such extensions or renewals thereof as may reasonably be requested by the Borrower, certifying in the case of a Form W-8BEN or W-8EC1 that such Eligible Assignee is entitled to receive payments made under this Agreement and the Note without deduction or withholding of any United States federal income taxes, unless any change in treaty, law or regulation or official interpretation thereof has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Eligible Assignee from duly completing and delivering any such form with respect to it and such Eligible Assignee advises the Borrower that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8BEN or W-9, establishing an exemption from United States backup withholding tax.

§11.3                 Participations. The Lender and the Eligible Assignee may, at their respective expense, sell to one or more Persons (each, a “Participant”) participations in all or a portion (not less than the Canadian equivalent of Three Million U.S. Dollars ($3,000,000) of its interests, rights and obligations under this Agreement and the other Loan Documents (including all or a portion of any Commitments and the Loans owing to it), provided that (i) the Lender or such Eligible Assignee shall remain solely responsible for the performance of its obligations under this Agreement, (ii) the Participant shall be entitled to the benefit of the cost protection provisions and indemnities contained in §§2.5 and 5.12, but shall not be entitled to receive any greater payment thereunder than the selling Lender or Eligible Assignee would have been entitled to receive with respect to the interest so sold if such interest had not been sold, and (iii) the Borrower, the Lender (in the case of a sale of any participation interest by an Eligible Assignee), and any Eligible Assignee shall continue to deal solely and directly with the Lender or Eligible Assignee in connection with its rights and obligations under this Agreement.  A Participant shall not be entitled to require the Lender to take or omit to take any action hereunder except in connection with any of the following:  (i) or any amendment that subjects the Lender to any additional obligations; (ii) a reduction of the principal of or interest on the Note, or of any fees payable hereunder; (iii) a postponement of any date fixed for any payment in respect of principal of or interest on the Note or any fees payable hereunder; (iv) the release of any Collateral from the Lien of the Loan Documents.

§11.4                 Disclosures. The Lender and any Eligible Assignee may, in connection with any proposed assignment (by such Lender) or participation (by the Lender or the Eligible Assignee) pursuant to this §11, disclose to the proposed Eligible Assignee or Participant any information in its possession relating to the Borrower, provided that prior to any such disclosure, each such Eligible Assignee or Participant or proposed Eligible Assignee or Participant shall execute an agreement whereby such Eligible Assignee or Participant shall agree (subject to customary exceptions) to preserve the confidentiality of any confidential information relating to any the Borrower received from such Participant.

§11.5                 Federal Reserve Bank. The Lender, Eligible Assignee and Participants may at any time pledge or assign all or any portion of their rights under this Agreement to a Federal Reserve Bank.

§11.6                 Register; Note.

(a)                                  The Initial Lender agrees to act as agent for the Borrower (the “Registration Agent”) and in that capacity to establish and shall maintain at its address referred to in §12 a register (the “Lender Register”) in which it shall record the name and address of each Lender hereunder and the principal amount of the Loan owing to each Lender from time to time.  The entries in the Lender Register shall be final and binding for all purposes, absent manifest error, and the Borrower shall treat each Person whose name is recorded in the Lender Register as a Lender for all purposes of the Loan Documents.

(b)                                 Upon receipt of a completed Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee, together with the Note or Note subject to such assignment, the Registration Agent shall record the relevant information contained in the Assignment and Acceptance in the Lender Register, and the Borrower (i) shall execute and deliver to the Assignee in exchange for the surrendered Note or Note a new Note made payable to the Assignee in an amount equal to the principal amount of the Loan acquired by the Assignee, and (ii) if the assigning Lender assigned less than its entire interest in the Loan, execute and deliver to the assigning Lender a new Note made payable to the assigning Lender in an amount equal to the principal amount of the Loan retained by the assigning Lender.  The sum of the principal amounts of the new Note shall be equal to the aggregate outstanding principal amount of the surrendered Note or Note.  The new Note or Note shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the surrendered Note or Note.

(c)                                  The Registration Agent may transfer its obligations under this §11.6 to an Eligible Assignee in connection with the assignment of all (but not less than all) of the Registration Agent’s interest in the Loan in accordance with §11.2, in which event the Assignment and Acceptance shall be amended or supplemented to effect such transfer of obligations as Registration Agent.

(d)                                 The Registration Agent agrees to follow the reasonable requests of the Borrower with respect to the maintenance of the Lender Register, provided that the Registration Agent shall not be required to follow any such Borrower request if an Event of Default shall have occurred and be continuing unless and until such Event of Default shall be cured or otherwise cease to exist.

SECTION 12.                     NOTICES.

Except as otherwise specified herein, all notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be delivered by hand, sent by facsimile, sent by overnight express courier service or mailed by first-class mail, postage prepaid, addressed as follows (or to such other address as any party may designate by notice to the other parties):

If to the Lender:	Citizens Leasing Corporation, d/b/a CITIZENS ASSET FINANCE
189 Canal Street
Mail Stop: REC-150
Providence, RI 02903
	Attention:	Team Leader
Direct Originations
	FAX:	(401) 459-3171

With a copy to:	Citizens Leasing Corporation, d/b/a CITIZENS ASSET FINANCE
189 Canal Street
Mail Stop: REC-150
Providence, RI 02903
	Attention:	David T. Miele, Esq.
	FAX:	(401) 459-3171

With a copy to:	Day, Berry and Howard LLP
260 Franklin Street
Boston, Massachusetts 02110-3179
	Attention:	William A. Hunter, Esq.
	FAX:	(617) 345-4745

With a copy to:	Goodman and Carr LLP
2300-200 King Street West
Toronto, ON MSH 3W5
	FAX:	(416) 595-0567

If to the Borrower:	K-Sea Canada Corp.
3245 Richmond Terrace
Staten Island, New York 10303
Attention: Chief Financial Officer
	Telephone:	(718) 720-7207
	Email:	jnicola@k-sea.com
	FAX:	(718) 720-4358

With a copy to:	Holland & Knight LLP
195 Broadway
New York, New York 10007
Attention: Christopher G. Kelly, Esq.
	Phone:	(212) 513-3200
	Email:	ckelly@hklaw.com
	FAX	(212) 385-9010

With a copy to
Canadian Counsel:	Stewart McKelvey Stirling Scales
Suite 601, Blue Cross Centre
644 Main Street, P.O. Box 28051
Moncton, New Brunswick E1C 9N4
Canada
Attention: Christopher J. Stewart, Esq.
	Phone:	(506) 850-7906
	FAX:	(506) 858-8454

Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed.

SECTION 13.                     ENTIRE AGREEMENT.

This Agreement and any other documents executed in connection herewith express the entire understanding of the parties with respect to the transactions contemplated hereby.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except as provided in §14.

SECTION 14.                     CONSENTS, AMENDMENTS, WAIVERS, ETC.

Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Lender.

SECTION 15.                     SEVERABILITY.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 16.                     SUBMISSION TO JURISDICTION; WAIVER.

EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a)                                  SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT EXCLUDING THE CANADIAN MORTGAGE AND CANADIAN SECURITY AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN MANHATTAN AND COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF MASSACHUSETTS AND THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF.

(b)                                 CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)                                  WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN §13 OR AT

SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THEIR RESPECTIVE ADDRESS AS SET FORTH IN §12;

(d)                                 WAIVES ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY REMEDIES SET FORTH HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS; AND

(e)                                  AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT OR OTHERWISE AFFECT THE RIGHT OF THE OTHER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

SECTION 17.                     WAIVER OF JURY TRIAL.

THE BORROWER AND THE LENDER HEREBY INTENTIONALLY AND VOLUNTARILY WAIVE ANY RIGHT WHICH EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS DESCRIBED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THE BORROWER AND THE LENDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  THE BORROWER ACKNOWLEDGES THAT NEITHER THE LENDER NOR ANY PERSON ACTING ON BEHALF OF THE LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THE BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 18.                     MISCELLANEOUS.

THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW).  The rights and remedies herein expressed are cumulative and not exclusive of any other rights which the Lender would otherwise have.  Any instruments required by any of the provisions hereof to be in the form annexed hereto as an exhibit shall be substantially in such form with such changes therefrom, if any, as may be approved by the Lender.  This Agreement or any amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

SECTION 19.                     JUDGMENT CURRENCY INDEMNITY.

If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to translate any amount due hereunder from the Currency of Obligation into the Currency of Payment, the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase the Currency of Obligation in the spot market with the Currency of Payment on the Business Day preceding that on which judgment is given or order made (even though such rate of exchange may include a premium over any official or any other rate of exchange).  The obligation of the Borrower in respect of any amount due from it under this Agreement or any instrument included in the Security Documents shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due under this Agreement or under any judgment or order in any other currency or otherwise, be discharged only to the extent that on the Business Day following receipt by the Lender of any payment in the Currency of Payment the Lender is able (in accordance with normal banking procedures) to purchase the Currency of Obligation with the Currency of Payment.  If the amount of the Currency of Obligation which the Lender is able to purchase with the Currency of Payment is less than the sum originally due under this Agreement and notwithstanding any judgment or order, the Borrower, will indemnify the Lender in the amount originally due for the shortfall.  The certificate of Lender as to the amount of any such shortfall (which shall be deemed to constitute a loss suffered by it without any proof of actual loss being required) shall, save for manifest error, be conclusive and binding on the Borrower.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

K-SEA CANADA CORP.

By:	/s/ John J. Nicola
Name: John J. Nicola
Title: Chief Financial Officer

CITIZENS LEASING CORPORATION, d/b/a CITIZENS ASSET FINANCE

By:	/s/ John M. Young
Name: John M. Young
Title: Senior Vice President

Signature page to
Loan Agreement

SCHEDULE 1

DESCRIPTION OF VESSELS

(1) MCS Barge Name: McCleary’s Spirit Official Number: 822797

2) WJM Tug Name: William J. Moore Official Number: 343910

(3) 340 Barge Name:340 Official Number: 657024

SCHEDULE 2

LIENS

NONE

EXHIBIT A

Barge: McCleary’s Spirit
Official No. 822797
Tug: William J. Moore
Official No. 343910

TERM NOTE

CAD $15,147,600.00	New York, New York December 19, 2005

FOR VALUE RECEIVED, the undersigned, K-SEA CANADA CORP., a Nova Scotia unlimited liability company (the “Borrower”), hereby absolutely and unconditionally promises to pay in lawful money of Canada to CITIZENS LEASING CORPORATION, d/b/a CITIZENS ASSET FINANCE, a Rhode Island corporation (the “Lender”), at 189 Canal Street, Providence, Rhode Island 02903, or at such other place as Lender may from time to time designate in writing, the principal amount of Fifteen Million One Hundred Forty-Seven Thousand Six Hundred Canadian Dollars (CAD $15,147,600.00), together with interest thereon from the date hereof per annum, as follows:

(a)                                  The term of this Note is eighty-four (84) months commencing on the date hereof;

(b)                                 The outstanding principal amount hereunder shall bear interest payable at a fixed rate of 6.59%.  Interest shall be due and payable monthly in arrears, on the first day of each month, commencing on February 1, 2006, for the period commencing on the first day of the immediately preceding month (or commencing on the date hereof with respect to the first interest payment) and ending on and including the last day of such month; and

(c)                                  Eighty-four (84) consecutive monthly payments of principal shall be due and payable on the first day of each month in the amount set forth as follows: (a) for the first sixty (60) consecutive months, commencing on February 1, 2006, in an amount of CAD $136,328.40 and (b) for the remaining twenty-four (24) consecutive months, commencing February 1, 2011, in an amount of CAD $215,991.16; and

(d)                                 A final payment consisting of the entire remaining principal balance of this Note, together with interest thereon in arrears, shall be due and payable on January 1, 2013.

This Note is the Note referred to in, evidences borrowings under and has been issued by the Borrower in accordance with the terms of, the Loan Agreement.  The Lender and any holder hereof shall be bound by and entitled to the benefits of the Loan Agreement and may enforce the agreements of the Borrower contained therein, and any holder may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement dated December 19, 2005 between the Borrower and the Lender, as the same may be amended, modified, supplemented or restated form time to time (the “Loan Agreement”).

The Borrower has the right under certain circumstances and the obligation under certain other circumstances to prepay in whole or part the principal of this Note, together with accrued interest thereon, on the terms and conditions specified in Section 2.3 of the Loan Agreement, provided that such prepayment shall be accompanied by payment of the applicable Prepayment Premium, if any.

If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all unpaid interest accrued hereunder may become or be declared due and payable in the manner and with the effect provided in Section 7.2 of the Loan Agreement. After the occurrence and during the continuance of an Event of Default, the principal balance evidenced hereby shall bear interest at the Default Rate as provided in the Loan Agreement and certain other late charges may apply, all as provided in the Loan Agreement.

The Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery acceptance, performance, default or enforcement of this Note (except as otherwise specifically provided in the Loan Agreement), assents to any extension of postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and to the addition or release of any other party or person primarily or secondarily liable.

This Note is secured by mortgage liens on and security interests in certain assets of the Borrower pursuant to the terms of the Security Documents and is guaranteed by the Guarantors pursuant to a Guaranty dated as of the date hereof.

All of the provisions of this Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

This Note is in registered form.  The Person whose name is recorded as the owner of the Note in the Lender Register maintained by the Registration Agent shall be treated as the owner of this Note for all purposes of the Loan Documents.  This Note may be transferred only in accordance with the provisions of Sections 11.2 and 11.6 of the Loan Agreement.

THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW).

 [This space intentionally left blank]

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IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized undersigned officer as of the date first written above.

K-SEA CANADA CORP.

By:
Name:
Title:

EXHIBIT B

[Intentionally Omitted]

EXHIBIT C-1

MCS BARGE
WJM TUG

MORTGAGE AGREEMENT COLLATERAL TO STATUTORY MORTGAGES

THIS MORTGAGE AGREEMENT COLLATERAL TO STATUTORY MORTGAGES (this “Mortgage Agreement”) made at                  , Canada, as of the            day of December, 2005, by and between K-SEA CANADA CORP., an unlimited liability company incorporated under the laws of the Province of Nova Scotia, with an address at 3245 Richmond Terrace, Staten Island, New York 10303 (the “Mortgagor”), and CITIZENS LEASING CORPORATION D/B/A CITIZENS ASSET FINANCE (the “Mortgagee”), a Rhode Island corporation organized and existing under the laws of the State of Rhode Island with an office at 189 Canal Street, Providence, Rhode Island, 02903.

WHEREAS:

(a)                                  The Mortgagor is the legal and beneficial owner of all sixty-four (64) shares of and in the motor vessel McCleary’s Spirit, Official No. 822797, and whose Port of Registry is Hamilton, Ontario, Canada and the sole legal and beneficial owner of all sixty-four (64) shares of and in the motor vessel William J. Moore, Official No. 343910 and whose Port of Registry is St. John’s, Newfoundland, Canada;

(b)                                 Pursuant to the terms and conditions of a Loan Agreement dated as of December 19, 2005, between the Mortgagor and the Mortgagee (as the same may be amended, supplemented, or modified from time to time, (the “Loan Agreement”), the Mortgagee has, at Mortgagor’s request, agreed to make a loan to the Mortgagor in the aggregate principal amount of up to Canadian Fifteen Million One Hundred Forty-Seven Thousand Six Hundred Dollars (CAD$15,147,600.00) (the “Loan”).  The principal amount of $15,147,600.00 has been advanced to the Mortgagor on or before the date hereof.  The entire proceeds of the Loan shall be used by the Mortgagor to refinance indebtedness initially incurred in connection with the acquisition of two Canadian vessels.  The obligations of the Mortgagor with respect to the Loan are evidenced by the Loan Agreement and by a term promissory note (the “Note”) (as defined in the Loan Agreement), dated as of the date hereof, and are secured by the Canadian Mortgage (as defined in the Loan Agreement) and the other Security Documents (as defined in the Loan Agreement).  The form of the Loan Agreement is attached hereto as Exhibit 1 (together with the form of the Note attached thereto) and is hereby made a part hereof as though set forth fully herein;

(c)                                  Terms used herein and not otherwise defined herein are used as defined in, or by reference in, the Loan Agreement.

To secure, among other things, the payment of principal, fees and other amounts from time to time due to the Mortgagee, and the payment of all other sums that hereafter may be secured by the Canadian Mortgage and the other Loan Documents in accordance with the terms hereof, and to secure the performance and observance of, and compliance with, all of the agreements, covenants and conditions of the Canadian Mortgage, the Mortgagor has duly authorized the execution of two first priority statutory ships’ mortgages, the first dated the 19th day of December, 2005, and registered at the Registry of Shipping for the Port of Hamilton, Ontario, Canada, and the second dated the 19th day of December, 2005, and registered at the Registry of Shipping for the Port of St. John’s Newfoundland, Canada (together the “Statutory Mortgages”), and the execution of this collateral Mortgage Agreement, and the other Loan Documents.  A copy of the Statutory Mortgages and the security agreement are attached hereto in Schedule ”A”;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy whereof is duly acknowledged, and in order to secure the payment and performance of (i) all Obligations, undertakings and liabilities of Mortgagor, now existing or hereafter incurred, under, arising out of, or in connection with the Loan Agreement and the other Loan Documents; (ii) the unpaid principal amount of, and accrued interest on, the Note; (iii) all obligations, undertakings and liabilities of Mortgagor now existing or hereafter incurred, under, arising out of or in connection with the Canadian Mortgage; and (iv) any and all other present and future indebtedness, obligations, undertakings and liabilities of any kind whatsoever of Mortgagor to Mortgagee in connection with the Loan Agreement and the other Loan Documents or from time to time reduced and thereafter increased, and to secure the performance of all the covenants and conditions herein contained (all the foregoing included within the meaning of Obligations, as defined in the Loan Agreement), the Mortgagor by these presents does grant, bargain, sell, convey, transfer, mortgage, assign,  set over and confirm unto the Mortgagee all of the following described property:

(i)                                     All its right, title, and interest in and to the vessel and all its shares of the motor vessels called:

McCleary’s Spirit   Official Number: 822797

William J. Moore      Official Number: 343910

together with all its engines, boilers, machinery, masts, rigging, boats, anchors, chains, cables, tackle, apparel, furniture, equipment, capstans, fittings, tools, pumps, pumping equipment, spares, electronics, gear and equipment, boats, rigging, and all other appurtenances thereunto belonging, and any and all additions, improvements and replacements hereafter made in, on or to the said vessels or any part thereof; and in, on or to its equipment and appurtenances aforesaid, for the operation, business and adventure whether or not now on the vessels and all additions or substitutions for the same whether or not on board the vessels, all the foregoing being hereinafter referred to collectively as the “Vessel” and all references to Vessel herein shall mean one or both of them, as applicable;

(ii)                                  All insurances, including policies and proceeds, on the Vessel and its equipment;

(iii)                               all the Earnings;

(iv)                              and any proceeds of the foregoing,

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TO HAVE AND TO HOLD all and singular the Vessel and above mortgaged and described property whether now owned by the Mortgagor or hereafter acquired by it unto the Mortgagee subject to the terms and conditions hereof:

PROVIDED ALWAYS, and the condition of these presents is such, that if the Mortgagor and its successors and assigns shall pay, or cause to be paid, to the Mortgagee the Obligations aforesaid, as and when the same shall become due and payable by maturity or otherwise, and shall pay any and all advances hereafter made or expended by the Mortgagee to the Mortgagor for the maintenance, repairs, preservation or insurance of the Vessel or any part thereof and shall keep, perform and observe all the covenants and promises in these presents expressed or implied to be kept, performed and observed by or on the part of the Mortgagor, then this Mortgage Agreement and the estate and rights hereby granted shall cease, determine and be void; otherwise to remain in full force and effect.

The Mortgagor hereby covenants and agrees that the Vessel and all replacements hereafter made in or to the same is to be held by the Mortgagee subject to the further covenants, conditions and uses hereinafter set forth as follows:

ARTICLE 1

REPRESENTATIONS, WARRANTIES
AND COVENANTS OF MORTGAGOR

THE MORTGAGOR HEREBY COVENANTS AND AGREES THAT:

Section 1.1                                   Citizenship; Title.  Mortgagor is and shall continue to be a “Qualified Person” as defined in the Canada Shipping Act, R.S.C. 1985, c.S-9 (the “Canada Shipping Act”), as amended, entitled to own and operate the Vessel under its Certificates of Registry, which Mortgagor shall maintain in full force and effect, and is duly qualified to engage in the Canadian coastwise trade.  The Mortgagor lawfully owns and is lawfully possessed of the Vessel, and covenants and warrants that the same is free from any mortgage, security interest, Lien, charge or encumbrance whatsoever other than Permitted Liens, and that the Mortgagor will warrant and defend the title and possession thereto and every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever

Section 1.2                                   Canada Shipping Act.  The Mortgagor will, at its expense and at no cost to the Mortgagee, register and maintain a valid Certificate of Registry for the Vessel and shall, where applicable, comply with and satisfy all the provisions of the Canada Shipping Act, as amended, and the regulations made pursuant thereto, and will cause all necessary steps to be taken in order to keep the Vessel registered whether under the Canada Shipping Act, if applicable, or otherwise, and will do all such other acts and execute all such instruments, deeds, conveyances, mortgages and assurances as the Mortgagee shall reasonably require.

Section 1.3                                   Covenants of the Mortgagor. The Mortgagor covenants with the Mortgagee that it will diligently carry out its obligations pursuant to any charter or other contract of employment and that it will enforce such contract to the best of its abilities.

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The Mortgagor covenants with the Mortgagee that it shall comply with all laws and regulations made by governmental authorities having jurisdiction over the Vessel whenever and wherever operating the Vessel. The Mortgagor covenants that there are no Canadian Maritime Law liens presently against the Vessel and that the Vessel has not been arrested nor is it presently under arrest with respect to any claims, maritime or statutory, with respect to the Vessel.

Section 1.4                                   Liens.  Neither the Mortgagor, any charterer, the master of the Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Vessel, its freights, profits or hires, any Lien, security interest, encumbrances or charge whatsoever other than Permitted Liens.  Mortgagor agrees to hold a certified copy of this Mortgage Agreement in safekeeping with the Original Vessel Documents and at the principal office of Mortgagor and on demand to exhibit the same to any person having business with such Vessel, or to any representative of Mortgagee.  Mortgagor shall also place and cause to be displayed in a prominent place and in a durable manner with the Original Vessel Documents a notice printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, reading as follows:

NOTICE OF MORTGAGE

This vessel is owned by K-Sea Canada Corp. and is covered by a first priority statutory mortgage under the Canada Shipping Act, as amended, in favour of Citizens Leasing Corporation d/b/a/ Citizens Asset Finance, as Mortgagee.  Under the terms of said Mortgage, neither the owner of this Vessel, nor anyone on the owner’s behalf, nor the master of this Vessel has any right, power or authority to create, incur or permit to be imposed upon the Vessel any liens, maritime or otherwise other than liens for wages of the crew or the master of this Vessel arising from the current voyage, for wages of stevedores when employed directly by the Vessel, or for general average or salvage.

Such notice shall be amended at the sole cost and expense of Mortgagor, upon request of Mortgagee, to reflect the identity of any successor Mortgagee.

Section 1.5                                   Removal of Liens.  The Mortgagor will not, suffer to be continued any Lien, encumbrance or charge, maritime or otherwise, on the Vessel other than the Canadian Mortgage and Permitted Liens, and in due course and in any event within thirty (30) days after the same shall become due and payable, will pay or caused to be discharged or make adequate provisions for the satisfaction or discharge of all claims or demands secured by any Lien, charge or encumbrance (including Permitted Liens) on the Vessel and will cause such Vessel to be released or discharged from any such Lien, encumbrance or charge thereon.  After an Event of Default shall have occurred and be continuing, the Mortgagee may elect to take such actions as it reasonably deems necessary to pay or cause to be paid, discharge, settle, compromise or satisfy any such Liens, claims, or encumbrances.

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Section 1.6                                   Libel or Attachment.  If a libel shall be filed against the Vessel, or if the Vessel shall be levied upon or taken into custody, or detained by any proceeding in any court or tribunal, the Mortgagor will within fifteen (15) days thereafter cause such Vessel to be released, and any Lien thereon, other than the Canadian Mortgage, to be discharged.  In the event a libel is filed against the Vessel, or in the event the Vessel is levied upon or taken into custody or detained by any authority whatsoever, the Mortgagor shall notify the Mortgagee forthwith by facsimile or telegram, confirmed by overnight letter as provided in the Loan Agreement.  The Mortgagee shall take all steps as may be required to advise the insurance brokers and keep the Vessel insured and to obtain the release or discharge of the Vessel from such restraint within fifteen (15) days from the date thereof.

Section 1.7                                   Maintenance of Vessel.  At all times, at the Mortgagor’s own cost and expense, the Mortgagor will maintain and preserve the Vessel in as good condition, working order and repair as on the date of this Mortgage Agreement, so that the Vessel shall be tight, staunch, strong and well and sufficiently tackled, apparelled, furnished, equipped and in every respect seaworthy and in good order and operating condition, ordinary wear and tear excepted.  The Mortgagor shall obtain and maintain valid all Transport Canada, Marine Safety Branch inspections and certification for the Vessel, its equipment and crew and any other inspections and certifications that may be required by any law of Canada, including but not limited to any required Canadian ship safety certificates and, upon request, shall provide copies of the same to the Mortgagee.  The Mortgagor shall cause the Vessel to be dry docked, cleaned and painted whenever required by good commercial marine maintenance practice and the requirements of any insurance policy or entries respecting the Vessel.  All maintenance and repairs will be made in a good and workmanlike manner by persons of appropriate skill and experience whose work will not adversely affect the service life or marketability of the Vessel.  All repairs, parts, mechanisms, devices, replacements, improvements, changes, additions and alterations to the Vessel shall immediately and without further act, become part of such Vessel and subject to the Canadian Mortgage.  The Mortgagor shall promptly furnish to the Mortgagee copies of each damage survey with respect to damage to the Vessel where the survey does not specifically quantify the cost of total damages or where the survey states total damage in excess of $500,000.00 per Vessel.  Mortgagor shall afford Mortgagee or their authorized representatives reasonable access to the Vessel for the purpose of inspecting the same, her cargoes and ship’s papers, but inspection in drydock shall be made only when the Vessel shall be in drydock for other purposes.  The Mortgagor undertakes to notify the Mortgagee of each drydocking for the purpose of effecting any major repair as far in advance as practicable.

Section 1.8                                   Changes in Vessel.  The Mortgagor will not make, or permit to be made, any material change in the structure or type of the Vessel or in its rig, unless it shall have received the prior written consent thereto of the Mortgagee.

Section 1.9                                   Governmental Assessments.  The Mortgagor will pay and discharge when due and payable from time to time all taxes, assessments, governmental charges, fines and penalties imposed on the Vessel except those being contested in good faith by the Mortgagor and for which adequate reserves have been made.

Section 1.10                            Reimbursement.  The Mortgagor will reimburse the Mortgagee promptly for any and all expenditures which the Mortgagee may elect to make from time to time to protect

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the security granted hereunder (in the event of the Mortgagor’s failure to do so), including payment of taxes, repairs, insurance premiums, the discharge of any lien, libel or seizure of the Vessel, and expenses, including reasonable attorney’s fees & legal proceedings of any kind, incurred by the Mortgagee in retaking or selling the Vessel; and any such payment made by the Mortgagee shall be for the account of the Mortgagor, and the making thereof by the Mortgagee shall not cure the Mortgagor’s Default in that regard nor constitute a waiver of any right or remedy granted to the Mortgagee hereunder, and all sums so expended by the Mortgagee or any liability incurred by them shall be deemed to be an indebtedness of the Mortgagor and secured by the Canadian Mortgage, and until paid shall bear interest at the Default Rate.

Section 1.11                            Sale or Other Disposition of Vessel.

(a)                                  The Mortgagor will not sell, mortgage, or transfer the title to the Vessel nor any share thereof nor permit possession of the Vessel to come into the hands of any person by except for the purpose of repairs as required herein (or as otherwise permitted in the Loan Agreement), without the written consent of the Mortgagee first having been obtained, except where accompanied by a simultaneous prepayment of the Obligations made in accordance with §2.3(b) of the Loan Agreement.  Any such sale, mortgage, or transfer, or any charter of the Vessel shall be subject to the provisions of the Canadian Mortgage and to the lien it creates.  The Mortgagor will not charter the Vessel to, or permit any Vessel to serve under any contract of affreightment with, a person included within the definition of designated foreign country or a national of a designated foreign country in the foreign Assets Control Regulations or Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R. Chapter V, as amended, within the meaning of said regulations or of any regulation, interpretation or ruling issued thereunder. If any of the foregoing occurs, then at the option of the Mortgagee, the whole of the money owing pursuant to this Mortgage Agreement and remaining unpaid shall become immediately due and payable as if the due date for the payment of the same had passed.

(b)                                 Mortgagor shall not enter into any bareboat or demise charter respecting the Vessel with any entity without (i) obtaining the prior written consent of the Mortgagee, which consent shall not be withheld unreasonably, (ii) providing Mortgagee a copy thereof and (iii) without first obtaining the written agreement of such charterer in each case to the collateral assignment by Mortgagor to Mortgagee of a first priority lien and security interest in the charter hire and earnings of such charter, such consent to be in form reasonably acceptable to Mortgagee.  Mortgagor undertakes and covenants that any such charter shall contain a provision prohibiting the charterer and any other persons from incurring or acquiring any lien on any Vessel.

Section 1.12                            Insurance.

(a)                                  Hull and Machinery Insurance. At the Mortgagor’s own expense, so long as the Obligations remain in any part outstanding, the Mortgagor shall maintain or cause to be maintained insurance with financially sound and reputable underwriters and

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through responsible brokers, all in good standing and satisfactory to the Mortgagee, fully and adequately protecting the Vessel and the Mortgagee’s interest therein in at least such amounts and against such risks as are usually insured against in the same general area as that in which the Mortgagor is located and by companies engaged in the same or similar businesses, and in any case, in such amounts as the Lender shall require, against all marine perils and disasters and all hazards, risks and liabilities in any way arising out of the ownership, operation or maintenance of said Vessel, including insurance as follows:

(i)                                     Hull and machinery insurance and if necessary to satisfy the proviso of this subparagraph, policies of increased value insurance, and war risk hull and machinery insurance on an agreed value basis on the Vessel against loss, damage, fire and covering confiscation, expropriation, nationalization, and seizure (if operating outside U.S. or Canadian coastal waters) and covering such other perils and in such amounts as are maintained on vessels engaged in the same or a similar business under blanket fleet policies with respect to vessels of like size, character and marine activity; provided, however, that, in no event shall the amount of such insurance, subject to such deductible, if any, as permitted by Mortgagee, at any time be less than the full commercial value of the Vessel.

(ii)                                  In the event of (A) the actual or constructive loss of the Vessel, (B) any event referred to in Section 1.12 hereof with respect to the Vessel, or (C) any casualty, accident or damage to the Vessel in excess of U.S. $500,000.00 per Vessel, the Mortgagor will give written notice thereof (containing full particulars), within three business days of the occurrence thereof, to the Mortgagee.

(b)                                 Protection and Indemnity Insurance.  Protection and indemnity insurance maintained with financially sound and reputable insurers or protection and indemnity associations and policies of protection and indemnity war risk insurance protecting the interests of Mortgagor, and Mortgagee, against liability for property damage to third persons (including liability to any governmental authority or other person with respect to pollution liability) and personal injury or death to any person arising out of the maintenance, use, operation and ownership of the Vessel, cargo damage or loss, contractual liability and wreck removal, tower’s liability, crew liability, collision liability and oil pollution liability in such amounts as are usually carried by persons engaged in the same or similar businesses; provided, however, that in no event shall the amount of such insurance per person and per occurrence (subject to such deductible, reasonably acceptable to the Mortgagee) be less than the customary amount of cover available on the market from time to time with respect to vessels of the same type, age and trade as the Vessel.  Such liability insurance shall name each of the Mortgagor, Mortgagee, and other interested persons as insureds (or in the case of the Mortgagee as co-insureds), as their respective interests may appear, but the proceeds of such policies shall be payable to the Person actually suffering the loss

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in respect of which such proceeds are payable; provided, however, that if Mortgagee shall have first notified the underwriters or brokers that a Mortgage Event of Default hereunder has occurred then all such proceeds otherwise payable to the Mortgagor shall be thereafter payable to Mortgagee for distribution to itself and others as their interests may appear as hereinafter set forth. Cause to be effected, if the Vessel is involved in towing, tower’s liability insurance, in such amount as the Mortgagee may require, PROVIDED THAT such protection and indemnity insurance (including tower’s liability insurance) shall be placed with such insurance companies, under-writers or fund as may be approved by the Mortgagee;

(c)                                  Deductibles. Unless a Mortgage Event of Default hereunder shall have occurred, or is continuing hereunder, Mortgagee consents to (a) a deductible of U.S. $250,000.00 per hull for Hull and Machinery or Protection and Indemnity coverages, not to exceed U.S. $250,000.00 per hull for any single occurrence, subject also to (b) a U.S. $1,000,000.00 annual aggregate fleet deductible for all of Mortgagor’s vessels applied on a fleet wide basis.

(d)                                 Port Risk Insurance. Mortgagor shall maintain or cause to be maintained when and while the Vessel is laid up, and in lieu of the aforesaid navigating hull insurance referred to in Section 1.11(a)(i) of this section, port risk insurance under forms of port risk policies approved by the Mortgagee.

(e)                                  Employers Liability Insurance.  Mortgagor shall maintain or cause to be maintained employers liability insurance for workers’ rights as may give rise to employers’ liability.

(f)                                    Pollution Insurance.  Mortgagor shall maintain or cause to be maintained pollution insurance in amounts adequate to obtain and maintain Federal Certificates of Financial Responsibility for Pollution Liability, and such additional coverage for the Vessel in respect of pollution liability as from time to time may be required by law now or hereafter in effect or customary among owners of similar vessels engaged in trade in the United States or Canada.

(g)                                 Continuation of Insurance Coverages.

(i)                                     The Mortgagor expressly covenants and agrees to keep the policies renewed from time to time, to keep the same valid at all times for the amounts aforesaid, and to keep the premiums thereon fully paid at all times.  The Mortgagor shall not do any act nor voluntarily suffer or permit any act to be done whereby insurance is or may be suspended, impaired or defeated, and shall not suffer nor permit the Vessel to engage in any voyage or to carry any cargo not permitted under the policy or policies of insurance in effect, unless and until the Mortgagor shall first cover the Vessel to the amount herein provided for by insurance satisfactory to the Mortgagee for such voyage or for the carriage of such cargo.

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(ii)                                  In the event the Mortgagor fails to procure any of the insurance hereinabove mentioned, or fails to perform any of the covenants and agreements contained herein, the Mortgagee may, but shall be under no duty to, procure such insurance or coverage as Mortgagee may reasonably deem advisable in the premises.  The Mortgagor shall reimburse the Mortgagee on demand, with interest at the Default Rate for any and all expenditures which the Mortgagee may from time to time make, lay out or expend in providing protection in respect of insurance.  Such obligation of the Mortgagor to reimburse the Mortgagee, together with interest as provided above, shall be an additional indebtedness due from the Mortgagor, secured by this Mortgage Agreement, and shall be payable by the Mortgagor on demand.  The Mortgagee, though privileged so to do, shall be under no obligation to the Mortgagor or to any other person to make any such expenditures, nor shall the making thereof relieve the Mortgagor of any Default in that respect.

(h)                                 Mortgagee as Additional Insured and Loss Payee.  All insurance policies covering the Vessel shall provide, during any period which the Mortgagee holds a mortgage on the Vessel, that the Mortgagee shall be an additional assured (co-insured in respect of liability insurance) and loss payee, as applicable, under the insurances required by this Section 1.11.

(i)                                     Insurance Proceeds, Partial Loss.  The proceeds of any such insurance recoveries shall be applied in the event that insurance becomes payable under said policies on account of an accident, occurrence or event not resulting in an actual or constructive total loss or agreed or compromised total loss of the Vessel, (i) all amounts up to U.S. $500,000.00 per hull may be paid to Mortgagor for the purpose of repairing any damage which may have resulted from the accident, occurrence or event so long as no Mortgage Event of Default has occurred, or (ii) with respect to amounts greater than U.S. $500,000.00 per hull or with respect to any amount if a Mortgage Event of Default has occurred, the Mortgagee may, in its discretion, if a written request therefor shall have been made by the Mortgagor, apply the proceeds of insurance to pay for repairs, liabilities, salvage or other charges and expenses (including labour charges due or paid by the Mortgagor), covered by the policies, or to the extent that the Mortgagor shall have repaired the damage and paid the cost thereof or discharged or paid such liabilities, salvage claims or other charges and expenses (such fact having been certified to in a certificate of an officer of the Mortgagor (an “Officer’s Certificate”) delivered to the Mortgagee, accompanied by written confirmation by the underwriter, a surveyor, an adjuster or a marine insurance broker), apply the proceeds of insurance to reimburse, or consent that the underwriters reimburse, the Mortgagor therefor, and (after all known damage with respect to the particular loss shall have been repaired, except to the extent the Mortgagor and the Mortgagee agree that said repair is inadvisable and all known costs, liabilities, salvage claims, charges and expenses covered by the policies with respect to such loss shall have been discharged or paid, such fact having been certified to by an Officer’s Certificate delivered to the Mortgagee, accompanied by a written confirmation by the

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underwriter, a surveyor, an adjuster or a marine insurance broker), pay, or consent that the underwriters pay, any balance of the proceeds of insurance to the Mortgagee for application to the Obligations as provided in §2.3(b) of the Loan Agreement, and the excess, if any, paid to the Mortgagor.

(j)                                     The Mortgagor shall make all proper proof of loss and take or cause to be taken all other action necessary or appropriate to effect collection from underwriters of all insurance required by this Mortgage Agreement and the other Loan Documents. To that end the Mortgagor shall at the expense of the Mortgagor sign such claim papers and other documents and take such action and furnish such information as the Mortgagee may reasonably request including tendering abandonment of the Vessel to the underwriters.

(k)                                  Constructive Total Loss.  In the event of an accident, occurrence or event resulting in a constructive total loss of the Vessel, the Mortgagor shall have the right to claim a constructive total loss of such Vessel and if both (i) such claim is accepted by all underwriters under all policies then in force as to such Vessel under which payment is due for total loss and (ii) payment in full is made in cash under such policies and applied to repay all outstanding Obligations in accordance with Section 2.3(b) of the Loan Agreement, then the Mortgagor shall have the right at its election, to abandon such Vessel to the underwriters under such policies, free from the lien of the Canadian Mortgage.

(l)                                     Agreed or Compromised Total Loss.  In the event of an accident, occurrence or event of damage to the Vessel, the Mortgagor with consent of the Mortgagee, which shall not be withheld unreasonably, shall have the right in its discretion to enter into an agreement or compromise with underwriters providing for an agreed or compromised total loss of such Vessel.

(m)                               Carriers; Approvals.  All insurance required under this Section shall be placed and kept with Canadian, American, British, or other insurance companies, underwriters’ associations, clubs or underwriting funds approved by the Mortgagee.  Any approval of a policy under this Section 1.11 shall be effective until the end of the policy period or until thirty (30) days after the Mortgagee shall notify the Mortgagor of a desired change (consistent with the terms hereof except as set forth in the next following sentence) in the form and/or amount thereof, whichever shall first occur.  Notwithstanding the foregoing, Mortgagee may require changes on shorter notice if such changes are necessary or desirable to comply with requirements of or insure against liabilities created or increased by any change, modification, amendment in the law (including judicial or administrative decisions), regulations, rules, policies or practices of the United States government or the government of any state, territory, or possession thereof or of any other place where the Vessel may be operating or whose laws may apply.

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(n)                                 Additional Provisions.  All insurance required under this Section 1.11 shall, unless otherwise first agreed in writing by the Mortgagee, provide that (i) there shall be no recourse against the Mortgagee for the payment of premiums, supplemental or back calls or commissions, (ii) at least thirty (30) days’ (fourteen days with respect to matters covered in the protection and indemnity coverage and seven (7) days in the case of war risk) prior written notice of any cancellation, reduction in amount or change in coverage or other material change of such insurance shall be given to the Lender by the insurance underwriters, (iii) no insurance shall be excess over other coverage but shall be primary insurance and shall not require any contribution from any excess insurance on the Vessel which may be carried by Mortgagee without interfering with the Mortgagor’s insurance coverage, and (iv) the insurers agree to advise Mortgagee promptly in writing of any default in the payment of any premium  and of any other act or omission of which such insurer has knowledge which might invalidate or render unenforceable, in whole or in part, any such policy.  The policies shall provide for severability of interest as through separate policies were issued to each additional insured except with respect to the limits of liability.

(o)                                 Reports.  Prior to the date hereof and upon renewal or replacement of each policy or entry thereafter, Mortgagor shall furnish to the Mortgagee a report by a nationally recognized first-class marine insurance broker acceptable to the Mortgagee, describing in reasonable detail the insurance then carried and maintained on and with respect to the Vessel and certifying that such insurance complies with the terms hereof.  Mortgagor shall obtain for the benefit of Mortgagee the undertaking of Mortgagor’s insurance agent or broker to promptly advise the Mortgagee in writing of any act or omission of which such agent or broker has knowledge which might invalidate or render unenforceable, in whole or in part, any such policy.

(p)                                 The Mortgagor shall not do or permit to be done any act or omission which would have the effect of breaching any condition of the insurance or of impairing the validity of any insurance taken out or maintained pursuant to this Mortgage Agreement and in particular shall not operate the Vessel in waters contrary to any trading warranty or beyond any limits as set forth in the insurance contract or operate the Vessel beyond any limits imposed or in any waters prohibited by the Marine Safety Branch of Transport Canada or any law of Canada.

Section 1.13                            Requisition.

(a)                                  Title.  In the event that the title or ownership of the Vessel shall be requisitioned, purchased or taken by any government of any country or any present or future law, proclamation, decree, order or otherwise, the lien of the Canadian Mortgage shall be deemed to have attached to the claim for compensation and the Mortgagor agrees that it will turn over to the Mortgagee, immediately upon receipt, the compensation, purchase price, reimbursement or award for such requisition, purchase or other taking of such title or ownership and all of the foregoing shall be payable to the Mortgagee, who shall be entitled to receive the

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same and shall apply it as provided in Section 2.3(b) of the Loan Agreement.  In the event of any such requisition, purchase or taking, the Mortgagor shall promptly execute and deliver to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any as in the reasonable opinion of the Mortgagee may be necessary or useful to facilitate or expedite the collection by the Mortgagee of such compensation, purchase price, reimbursement or award.

(b)                                 Requisition of Use.  In the event that any government of any country or any department, agency or representative thereof shall not take over the title or ownership of the Vessel but shall requisition, charter, assign, transfer, or set-over, or in any manner take over the use of such Vessel pursuant to any present or future law, proclamation, decree, order or otherwise and shall, as a result of such requisitioning, chartering, assigning, transferring, or setting-over or taking of the use of the Vessel, pay or become liable to pay sums by reason of the loss of or injury to or depreciation of the Vessel, and, if a Mortgage Event of Default shall have occurred and be continuing, any such sum is hereby made payable to the Mortgagee, who shall be entitled to receive the same and shall apply it as provided in the Loan Agreement.  In the event of any such requisitioning, chartering or taking of the use of the Vessel, the Mortgagor shall promptly execute and deliver to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any, as in the reasonable opinion of the Mortgagee may be necessary or useful to facilitate or expedite the collection by the Mortgagee of such claims arising out of the requisitioning, chartering or taking of the use of the Vessel as provided hereinabove.

ARTICLE 2

DEFAULT; REMEDIES UPON DEFAULT

Section 2.1                                   Mortgage Events of Default.  Mortgagor shall be in default under this Mortgage Agreement upon the happening of any one or all of the following events or conditions (each a “Mortgage Event of Default”):

(a)                                  An Event of Default (as defined in the Loan Agreement); or

(b)                                 Failure by the Mortgagor to observe or perform any covenant or agreement contained in Sections 1.1, 1.2, 1.7, 1.10(a) or 1.11(a) through (f)(inclusive);

(c)                                  Failure by the Mortgagor to observe or perform any covenant or agreement in this Mortgage Agreement (other than those referred to in the foregoing paragraph (b) and such failure shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the Mortgagor by the Mortgagee);

(d)                                 The breach in any material respect of any warranty, or the falsity of any material representation or statement made or furnished to the Mortgagee by or on behalf of the Mortgagor; or

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(e)                                  If Mortgagor or any charterer shall abandon the Vessel or remove or attempt to remove the Vessel beyond the limits of the United States or Canada except on a voyage with the intention of returning to the United States or Canada; or

(f)                                    the Mortgagor causes to be done any act or thing which may make void or voidable the registration of the Vessel or of the Canadian Mortgage or any other security or if the Vessel ceases to be registered under the Canadian Flag.

Section 2.2                                   Remedies.  Upon the occurrence of a Mortgage Event of Default the Mortgagee may pursue any or all of the following remedies:

(a)                                  Demand.  Declare all obligations secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived;

(b)                                 Remedies.  The Mortgagee in its discretion may do one or more of the following: exercise all of the rights, powers and remedies with respect to the Vessel in foreclosure and otherwise given to the Mortgagee by this Mortgage Agreement and given to mortgagees by the provisions of the applicable laws of the jurisdiction where the Vessel is registered or licensed;

(c)                                  Enforcement.  Bring suit at law, in equity or in admiralty, or other proceeding, as appropriate, to receive judgment for any and all amounts due hereunder, including without limitation, an action for specific performance of any term contained herein or for any injunction against a violation of any such term or in aid of any right, power, or remedy granted herein or therein or by law, in equity, or admiralty or otherwise and collect the same out of any and all property of the Mortgagor whether covered by this Mortgage Agreement or otherwise, or initiate and prosecute such other judicial, extra-judicial, or administrative proceedings as it may consider appropriate to recover any and all sums due, or declared due, on the Note, and all other Obligations due, with the right to enforce payment of said sums against any assets of the Mortgagor, whether they are covered by this Mortgage Agreement or otherwise;

(d)                                 Possession.  Retake the Vessel with or without legal process wherever the same may be found, and the Mortgagor or other person in possession forthwith shall upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel, and, in its sole discretion to dismiss the master officers or crew of the said Vessel or any one or more of them and to appoint another master, officers or crew in their stead.  The Mortgagee may hold, lay-up, or (if authorized to do so by the Vessel’s certificate of documentation) lease, charter, operate, or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting for the net profits, if any, arising from such use of the Vessel as set forth in Section 2.3, below; and if at any time the Mortgagee shall avail itself of the right herein given it to retake the Vessel and shall retake it, the Mortgagee shall have the right to dock the Vessel for a reasonable time at any

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dock, pier or other premises of the Mortgagor without charge, or to dock it at any other place at the cost and expense of the Mortgagor;

(e)                                  Sale.  Sell the Vessel upon such terms and conditions as it may specify, at public or private sale, by sealed bids or otherwise, on such terms and conditions as the Mortgagee deems best, free of any claim, commitment or encumbrance, regardless of the nature thereof, in favour of the Mortgagor and except as provided by law, in favour of any other  person.  If a public sale is to be used, the Mortgagee shall first give advance notice of ten (10) consecutive days published in any newspaper authorized to publish legal notices of that kind in the port of documentation and the places of sale of such Vessel and shall send notice of each such sale at least fourteen (14) days prior to the date fixed for such sale to the Mortgagor pursuant to §14 of the Loan Agreement or such other notice periods, if longer, as may be required by Law.  In the event that the Vessel shall be offered for sale by private sale, no newspaper publication of notice shall be required nor notice of adjournment of sale.  Sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and, without further notice or publication, the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee deems, and the Mortgagee may become the purchaser at any public sale, and shall have the right to credit on the purchase price any and all sums of money due to the Mortgagee under the Note and the Loan Agreement, or otherwise due to the Mortgagee hereunder or under the Loan Agreement or any other Loan Document, or under any other instrument evidencing any Obligations due together with all legal fees, court costs or other expenses made or incurred by the Mortgagee in the protection or realization of the Mortgagee’s rights under this Mortgage Agreement.

(f)                                    Finality of Sale.  A sale of the Vessel made pursuant to this Mortgage Agreement, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them.  No purchaser shall be bound to inquire whether notice has been given or whether any Default has occurred, or as to the propriety of the sale, or as to application of the proceeds thereof.  In case of any such sale, any purchaser who is the holder of this Mortgage Agreement shall be entitled, for the purpose of making settlement or payment for the Vessel, to apply the balance due under this Mortgage Agreement or a part thereof as part or all of the purchase price to the extent of the amount remaining due and unpaid.  At any such sale, the holder of this Mortgage Agreement may bid for and purchase the Vessel and upon compliance with the terms of sale may hold, retain and dispose of the Vessel without further accountability.

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(g)                                 Appointment of Attorney.  The Mortgagor does hereby irrevocably appoint the Mortgagee, with full power of substitution, the true and lawful attorney of the Mortgagor, in Mortgagor’s name and stead

(i)                                     to make all necessary transfers or sales of the Vessel and to execute all necessary instruments of assignment and transfer, the Mortgagor hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.  Nevertheless, the  Mortgagor shall, if so requested by the Mortgagee, ratify and confirm such sale by executing and delivering to the purchaser of the Vessel such proper bill of sale, conveyance, instrument of transfer and releases as may be designated in such request and other instruments as the Mortgagee may consider necessary and appropriate.

(ii)                                  in the event that the Vessel shall be arrested or detained by a sheriff or other officer of any court or tribunal of any nation or by any government or governmental authority and shall not be released from arrest or detention within fifteen (15) days thereafter to apply for, receive and to take possession of the Vessel with all the rights, powers and remedies that the Mortgagor may have or exercise;

(iii)                               to appear in any court or tribunal of any nation where any proceeding is pending against the Vessel from which the Vessel has not been released and to take all such action as the Mortgagee may determine towards the defence of such proceedings and the discharge of such lien.

The Mortgagee in acting or refraining from acting under the power of attorney hereby granted shall not incur any liability to the Mortgagor or otherwise.

(h)                                 Coastwise Qualification.  Notwithstanding anything to the contrary contained in this Section 2.2, the Mortgagee shall not exercise any of the remedies set forth above in this Section 2.2 or any other remedies available under applicable law if the exercise of such remedies shall invalidate the qualification of the Vessel to operate in the Canadian coastwise trade.

Section 2.3                                   Disposition of Proceeds of Sale.  After an Event of Default shall have occurred and be continuing, the proceeds of any sale of the Vessel (after paying or deducting in the case of sale under any judicial proceedings the fees, costs and other charges therein), and the net earnings from any management, charter or other use of the Vessel by Mortgagee under any of the powers above specified, and the proceeds of any claim for damages on account of such Vessel received by the Mortgagee while exercising any such power, and the proceeds of any insurance on the Vessel concerned (subject to the provisions of this agreement) shall be applied by Mortgagee as provided in Section 2.4(b) of the Loan Agreement.

Section 2.4                                   Powers and Rights of Mortgagee Upon Occurrence of a Mortgage Event of  Default.

(a)                                  Each and every power and remedy herein specifically given to the Mortgagee or otherwise in this Mortgage Agreement shall be cumulative and shall be in

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addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty or by statute, and each and every power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy.  No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy occurring upon any Mortgage Event of Default as above defined shall impair any such right, power or remedy or be construed to be a waiver of any such event of default or to be any acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of any installment of the Note maturing after any Mortgage Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Mortgage Event of Default or of any past Mortgage Event of Default not completely cured thereby.

(b)                                 Remedies Cumulative - Notwithstanding anything contained in this Mortgage Agreement, the security of this Mortgage Agreement may be realized and the rights enforced by any remedy or in any manner authorized or permitted by this Mortgage Agreement or by law or equity and no remedy for the realization of the security hereof shall be exclusive of or dependent upon any other remedy and all or any remedies may from time to time be exercised independently or in any combination.

(c)                                  Waiver - If the security  provided under this Mortgage Agreement includes security under s.427 of the Bank Act, S.C. 1991, c.46, or under any successor provisions thereto (the “Bank Act”), then the Mortgagee shall not be bound to sell all or any part of the property included in the s.427 security in accordance with the procedure set out in s.428(8) of the Act but the Mortgagee shall be at liberty to sell all or any part of such property in such manner as the Mortgagee, in its sole discretion, may decide and the Mortgagor hereby waives the provisions of s.428(8) and (11) of the Bank Act regarding the procedure for exercising the power of sale therein provided.

(d)                                 Revenues and Proceeds of Vessel.  The Mortgagee is hereby irrevocably appointed attorney-in-fact of the Mortgagor, upon the happening of any Mortgage Event of Default, in the name of the Mortgagor to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, income and profits of the Vessel, and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or  otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Mortgagor acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts,

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warrants, agreements and all other instruments in writing with respect to the foregoing, the Mortgagor hereby confirming and ratifying the same

(e)                                  Additional Rights.  The Mortgagor covenants and agrees that in addition to any and all other rights, powers and remedies elsewhere in this Mortgage Agreement granted to and conferred upon the Mortgagee, and including in any suit to enforce any of its rights, powers or remedies, if a Mortgage Event of Default shall have occurred and shall not have been waived by the Mortgagee, the Mortgagee shall be entitled as a matter of right and not as a matter of discretion, but subject to Section 2.2(h) of this Article 2 (i) to the appointment of a receiver or receivers of the Vessel and to the removal of any receiver or receiver-manager so appointed and appoint another in his stead and collection of the freights, hire, earnings, issues, revenues, income and profits due or to become due arising from any operation of the Vessel, and (ii) to a decree ordering and directing the sale and disposal of the Vessel, and the Mortgagee may become the purchaser at such sale and shall have the right to credit on the purchase price any and all sums of money due under the Note or otherwise due to the Mortgagee pursuant to the terms of the Loan Agreement or under any other instrument evidencing any Obligations.  The Mortgagee shall not be required to have the Vessel marshaled (upon any sale of the Vessel pursuant to this Mortgage Agreement or otherwise) or be required to realize on any other collateral prior to realization on the Vessel.

(f)                                    Powers of Receiver.

(i)                                     To the extent permitted by law or to such lesser extent as may be permitted by the terms of his or her appointment, the receiver shall have power:

(1)                                  to carry on or concur in carrying on the part of the business of the Mortgagor related to he Vessel;

(2)                                  to take possession of the Vessel, to sell or lease or concur in selling or leasing the Vessel;

(3)                                  for the purpose of the said business, to employ such agents, managers, solicitors, accountants, contractors, employees and other persons as he or she sees fit;

(4)                                  to repair the Vessel as may be necessary in the event it becomes unserviceable;

(5)                                  for the purposes aforesaid, to raise money on the Vessel and to charge the same by charges ranking in priority to or pari passu with or in subordination to the mortgages and charges created by this Mortgage Agreement and at such rate of interest and on such terms as he or she sees fit.

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(ii)                                  Any receiver or receiver-manager appointed hereunder shall, so far as concerns responsibility for his or her acts, be deemed the agent of the Mortgagor and the Mortgagee shall not be in any way responsible for any misconduct or negligence on the part of any such receiver or receiver-manager.

(iii)                               Notwithstanding the exercise of any remedy by the Mortgagee, or the receipt of any moneys as a result thereof or otherwise, the Mortgagor will receive credit only for the actual net amount of moneys received by the Mortgagee (after deducting all costs, charges and expenses to obtain such moneys) and, without limiting any other of his or her rights at law, the Mortgagor shall pay any deficiency or balance that may at any time remain unpaid hereunder after having been given credit for all moneys received as aforesaid.

(g)                                 Mortgagee May Perform - Should the Mortgagor fail to perform or comply with any of the terms of this Mortgage Agreement resulting in the occurrence of an Event of Default hereunder, the Mortgagee may, in its discretion, do all acts and make all expenditures necessary to remedy such default and the Mortgagor shall promptly reimburse the Mortgagee with interest at the rate aforesaid for any and all such expenditures. Until the Mortgagor has reimbursed the Mortgagee for such expenditures, the amount thereof shall be a debt due from the Mortgagor to the Mortgagee and payment thereof shall be secured by the Canadian Mortgage and the Loan Documents.  The Mortgagee shall be under no obligation to the Mortgagor to make any such expenditures nor shall the making thereof relieve the Mortgagor of any default in that respect.

(h)                                 Termination - This Mortgage Agreement shall terminate upon payment in full of the Loan and all other moneys due hereunder and the Mortgagee, at the request and expense of the Mortgagor, shall within a reasonable time execute and deliver to the Mortgagor a proper instrument acknowledging the satisfaction and termination of the Canadian Mortgage and the security documents taken hereunder.

(i)                                     Default Under Loan Documents - It is understood and agreed that default by the Mortgagor under any of the Security Documents given by it, or to be given by it, shall constitute default under each, and every one of the Loan Documents.

(j)                                     Realization and Collateral Security - Notwithstanding anything else contained in the Security Documents given or to be given by the Mortgagor, the Security Documents given are additional, concurrent and collateral security to the other security or securities given, or to be given in future, by the Mortgagor to the Mortgagee and the Mortgagee shall have complete discretion in the order in which it may decide to realize or enforce its security, any rule of law, equity or admiralty to the contrary notwithstanding.

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ARTICLE 3

GENERAL POWERS OF MORTGAGEES

Section 3.1                                   Arrest or Detention of Vessel.  In the event that an Event of Default shall have occurred hereunder and the Vessel shall be arrested or detained by a Marshal or other officer of any court of law, equity or admiralty jurisdiction in any country or nation of the world or by any government or other Person, the Mortgagor does hereby authorize and empower the Mortgagee, from the date of arrest or detention, in the name of the Mortgagor, or its successors or assigns, to apply for and receive possession of and to take possession of such Vessel with all the rights and powers that the Mortgagor, or its successors or assigns, might have, possess or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Mortgagee but also by their appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

Section 3.2                                   Appearance.  In the event an Event of Default shall have occurred hereunder, the Mortgagor also authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors or assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against such Vessel from which such Vessel has not been released and to take such proceedings as to them may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of the Canadian Mortgage in like manner and extent as if the amount and description thereof were written herein.

ARTICLE 4

INDEMNITY

The Mortgagor assumes liability for, and agrees to indemnify and hold the Mortgagee harmless from, all claims, costs, expenses (including reasonable legal fees and expenses), damages and liabilities arising from or pertaining to the Canadian Mortgage or the ownership, use, possession or operation of the Vessel; provided that the Mortgagor shall have no obligation for indemnified liabilities arising from the gross negligence or willful misconduct of Mortgagee or arising from the acts or omissions of the Mortgagee as mortgagee-in-possession.  The agreements and indemnities contained in this Article shall survive the maturity or earlier discharge of the Canadian Mortgage and payment in full of the Note.

ARTICLE 5

MORTGAGOR’S USE AND POSSESSION

Until some one or more of the Mortgage Events of Default hereinbefore described shall happen, the Mortgagor shall be suffered and permitted to retain exclusive actual possession and use of the Vessel.

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ARTICLE 6

MISCELLANEOUS

Section 6.1                                   Counterparts.  This Mortgage Agreement may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall  constitute but one and the same instrument.  The invalidity of any provision of this Mortgage Agreement shall not affect the remainder, which shall in such event be construed as if the invalid provisions had not been inserted.

Section 6.2                                   Binding Effect.  All the covenants, promises, stipulations and agreements of the Mortgagor in the Canadian Mortgage shall bind the Mortgagor and its successors and shall inure to the benefit of the Mortgagee and its assigns, whether so expressed or not.  All of the covenants, promises, stipulations and agreements of the Mortgagee, if any, shall bind the Mortgagee and its assigns, whether so expressed or not.

Section 6.3                                   No Waiver of Preferred Status.  Nothing in this Mortgage Agreement shall be construed as a waiver of the priority status of the Canadian Mortgage by the Mortgagee.  In the event that any provision of this Mortgage Agreement would, as a matter of law, operate to waive the preferred status thereof, such provision shall be deemed eliminated therefrom, the same for all intents and purposes as though such provision had never been inserted herein.

Section 6.4                                   Nature of Agreements Hereunder.  The agreements, terms, conditions, rights, remedies and indemnities provided herein are in addition to, not in limitation of, and shall not be limited by, each of the agreements, terms, conditions, rights, remedies and indemnities contained in the Loan Agreement..

Section 6.5                                   Construction.  Any provision of this Mortgage Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction to the extent permitted by law, Mortgagor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 6.6                                   All exhibits attached hereto are by this reference incorporated fully herein.  The term “this Mortgage Agreement” shall be considered to include all such exhibits. The rules of interpretation specified in §1.2 of the Loan Agreement shall be applicable to this Mortgage Agreement.

Section 6.7                                   This Mortgage Agreement and any provisions herein may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of the Mortgagor or the Mortgagee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 6.8                                   Governing Law.  To the extent that this Mortgage Agreement is not governed by the Canadian Maritime Law and federal statutes and regulations, this Mortgage

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Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

Section 6.9                                   Notice.  Any notice required pursuant to this Mortgage Agreement shall, without precluding the parties from adopting any other method of giving notice, be made in the manner set out in the provisions of Section 12 of the Loan Agreement, which shall apply as though fully set forth herein.

Section 6.10                            Records.  At any time upon request the Mortgagor shall satisfy the Mortgagee by production of documents that the master, officers and crew have no claim for wages beyond the ordinary arrears.At all times upon request the Mortgagor shall give to the Mortgagee full information regarding the Vessel, its employment, position and engagements.

ARTICLE 7

TOTAL AMOUNT OF THE CANADIAN MORTGAGE

For the purposes of the Canadian Mortgage and for purposes of recording this mortgage, the total amount is Canadian Fifteen Million One Hundred Forty-Seven Thousand Six Hundred Dollars (CAD$15,147,600.00), interest thereon, prepayment premium, if any, and performance of the Mortgage Agreement covenants; and the total discharge amount is the same as the total amount.

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IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage Agreement as of the         day of December, 2005.

K-SEA CANADA CORP.

By:
Name: John J. Nicola
Title: Chief Financial Officer

Exhibit C-2

FIRST PREFERRED SHIP MORTGAGE

THIS FIRST PREFERRED SHIP MORTGAGE (this “Mortgage”) made as of the 19th day of December, 2005, by and between SEA COAST TRANSPORTATION LLC, a limited liability company organized and existing under the laws of the State of Delaware, with an address at 3245 Richmond Terrace, Staten Island, New York 10303 (the “Mortgagor”), and Citizens Leasing Corporation, d/b/a CITIZENS ASSET FINANCE (the “Mortgagee”), a Rhode Island corporation organized and existing under the laws of the State of Rhode Island with an office at 189 Canal Street, Providence, Rhode Island, 02903.

WHEREAS:

(a)                                  The Mortgagor is the sole owner (100%) of the whole of the vessel 340, Official No. 657024, 4,395 international gross tons (the “Vessel”); duly documented in the name of the Mortgagor under the laws and flag of the United States of America at the National Vessel Documentation Center (“NVDC”), having its hailing port at Seattle, WA;

(b)                                 Pursuant to the terms and conditions of a Loan Agreement dated as of December    , 2005, between K-SEA CANADA CORP. (“Borrower”) and the Mortgagee (as the same may be amended, supplemented, or modified from time to time, the “Loan Agreement”), the Mortgagee has, at Borrower’s request, has made a loan to the Borrower in the aggregate principal amount of FIFTEEN MILLION ONE HUNDRED FORTY-SEVEN THOUSAND SIX HUNDRED CANADIAN DOLLARS (CAD $15,147,600.00) (the “Loan”).The entire proceeds of the Loan shall be used by the Borrower to refinance indebtedness initially incurred in connection with the acquisition by the Borrower of the WJM Tug and the MCS Barge.The obligations of the Borrower with respect to the Loan are evidenced by the Loan Agreement and by a term promissory note (the “Note”) (as defined in the Loan Agreement), to be dated as of the Closing Date (as defined in the Loan Agreement), are secured by this Mortgage and the other Security Documents (as defined in the Loan Agreement), and are guaranteed by a Guaranty dated as of the date hereof, from the Mortgagor and the other Guarantors identified therein (the “Other Guarantors”) to the Mortgagee, as amended, supplemented, restated, replaced or otherwise modified from time to time (the “Guaranty”).The form of the Loan Agreement is attached hereto as Exhibit 1 (together with the form of the Note attached thereto) and the form of the Guaranty is attached hereto as Exhibit 2 and are hereby made a part hereof as though set forth fully herein;

(c)                                  This Mortgage of the Vessel is being given by the Mortgagor as collateral security for (i) the Obligations of the Borrower under the Loan Documents (including Foreign Exchange Obligations as defined in the Loan Agreement), and (ii) the obligations of the Mortgagor and the Other Guarantors under the Guaranty; and

(d)                                 Terms used herein and not otherwise defined herein are used as defined in, or by reference in, the Loan Agreement.

To secure, among other things, the payment of principal, fees and other amounts from time to time due to the Mortgagee, and the payment of all other sums that hereafter may be secured by this Mortgage and the other Loan Documents in accordance with the terms hereof, and to secure the performance and observance of, and compliance with, all of the agreements, covenants and conditions of this Mortgage, the Mortgagor has duly authorized the execution and delivery of this First Preferred Ship Mortgage.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy whereof is duly acknowledged, and in order to secure the payment and performance of (i) all obligations, undertakings and liabilities of Mortgagor and the Other Guarantors, now existing or hereafter incurred, under, arising out of, or in connection with the Guaranty; (ii) all Obligations, undertakings and liabilities of Borrower, now existing or hereafter incurred, under, arising out of, or in connection with the Loan Agreement and the other Loan Documents; (iii) the unpaid principal amount of, and accrued interest on, the Note; (iv) all obligations, undertakings and liabilities of Mortgagor now existing or hereafter incurred, under, arising out of or in connection with this Mortgage; and (v) any and all other present and future indebtedness, obligations, undertakings and liabilities of any kind whatsoever of Borrower to Mortgagee in connection with the Loan Agreement and the other Loan Documents or from time to time reduced and thereafter increased, and to secure the performance of all the covenants and conditions herein contained (all the foregoing included within the meaning of Obligations, as defined in the Loan Agreement), the Mortgagor by these presents does grant, bargain, sell, convey, transfer, mortgage, set over and confirm unto the Mortgagee all of the following described property:

The whole of the certain vessel called:

Name: 340	Official Number: 657024

together with all its engines, boilers, machinery, masts, rigging, boats, anchors, chains, cables, tackle, apparel, furniture, equipment, and all other appurtenances thereunto belonging, and any and all additions, improvements and replacements hereafter made in, on or to the said vessel or any part thereof; and in, on or to its equipment and appurtenances aforesaid, all the foregoing being hereinafter referred to as the “Vessel.”

TO HAVE AND TO HOLD the Vessel unto the Mortgagee forever:

PROVIDED ALWAYS, and the condition of these presents is such, that if the Mortgagor and its successors and assigns shall pay, or cause to be paid, to the Mortgagee the Obligations aforesaid, as and when the same shall become due and payable by maturity or otherwise and shall pay any and all advances hereafter made or expended by the Mortgagee to the Mortgagor for the maintenance, repairs, preservation or insurance of the Vessel or any part thereof and the Mortgagor shall keep, perform and observe all the covenants and promises in these presents expressed or implied to be kept, performed and observed by or on the part of the Mortgagor, then

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this Mortgage and the estate and rights hereby granted shall cease, determine and be void; otherwise to remain in full force and effect.

The Mortgagor hereby covenants and agrees that the Vessel and all replacements hereafter made in or to the same is to be held by the Mortgagee subject to the further covenants, conditions and uses hereinafter set forth as follows:

ARTICLE 1

REPRESENTATIONS, WARRANTIES
AND COVENANTS OF MORTGAGOR

THE MORTGAGOR HEREBY COVENANTS AND AGREES THAT:

Section 1.1                                   Citizenship; Title.  Mortgagor is and shall continue to be a citizen of the United States as defined in Section 2 of the Shipping Act of 1916, as amended, entitled to own and operate the Vessel under its Certificate of Documentation, which Mortgagor shall maintain in full force and effect, and is duly qualified to engage in the coastwise trade.The Mortgagor lawfully owns and is lawfully possessed of the Vessel, and covenants and warrants that the same is free from any mortgage, security interest, Lien, charge or encumbrance whatsoever other than Permitted Liens, and that the Mortgagor will warrant and defend the title and possession thereto and every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever.

Section 1.2                                   U.S. Code, Tit. 46, Ch. 313.  The Mortgagor will, at its expense and at no cost to the Mortgagee, comply with and satisfy all the provisions of the U.S. Code, Tit. 46, Ch. 313, as amended, in order to establish, record and maintain this Mortgage as a First Preferred Ship Mortgage thereunder upon the Vessel, and will do all such other acts and execute all such instruments, deeds, conveyances, mortgages and assurances as the Mortgagee shall reasonably require in order to subject the Vessel to the lien of this Mortgage as aforesaid.

Section 1.3                                   Liens.  Neither the Mortgagor, any charterer, the master of the Vessel nor any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Vessel, its freights, profits or hires, any Lien, security interest, encumbrances or charge whatsoever other than Permitted Liens.Mortgagor agrees to hold a certified copy of this Mortgage in safekeeping with the Vessel’s papers with the Vessel’s Certificate of Documentation and at the principal office of Mortgagor and on demand to exhibit the same to any person having business with such Vessel, or to any representative of Mortgagee.Mortgagor shall also place and cause to be displayed in a prominent place and in a durable manner with the Vessel’s Certificate of Documentation a notice printed in plain type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, reading as follows:

NOTICE OF MORTGAGE

This vessel is owned by Sea Coast Transportation LLC and is covered by a First Preferred Ship Mortgage under Chapter 313 of

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Title 46 of the United States Code, as amended, in favor of Citizens Leasing Corporation, d/b/a CITIZENS ASSET FINANCE, as Mortgagee.Under the terms of said Mortgage, neither the owner of this Vessel, nor anyone on the owner’s behalf, nor the master of this Vessel has any right, power or authority to create, incur or permit to be imposed upon the Vessel any liens, maritime or otherwise other than liens for wages of the crew or the master of this Vessel arising from the current voyage, for wages of stevedores when employed directly by the Vessel, or for general average or salvage.

Such notice shall be amended at the sole cost and expense of Mortgagor, upon request of Mortgagee, to reflect the identity of any successor Mortgagee.

Section 1.4                                   Removal of Liens.  The Mortgagor will not suffer to be continued any Lien, encumbrance or charge on the Vessel other than this Mortgage and Permitted Liens, and in due course and in any event within thirty (30) days after the same shall become due and payable, will pay or caused to be discharged or make adequate provisions for the satisfaction or discharge of all claims or demands secured by any Lien, charge or encumbrance (including Permitted Liens) on the Vessel and will cause such Vessel to be released or discharged from any such Lien, encumbrance or charge thereon.After an Event of Default shall have occurred and be continuing, the Mortgagee may elect to take such actions as it reasonably deems necessary to pay or cause to be paid, discharge, settle, compromise or satisfy any such Liens, claims, or encumbrances.

Section 1.5                                   Libel or Attachment.  If a libel shall be filed against the Vessel, or if the Vessel shall be levied upon or taken into custody, or detained by any proceeding in any court or tribunal, the Mortgagor will within fifteen (15) days thereafter cause such Vessel to be released, and any Lien thereon, other than this Mortgage, to be discharged.In the event a libel is filed against the Vessel, or in the event the Vessel is levied upon or taken into custody or detained by any authority whatsoever, the Mortgagor shall notify the Mortgagee forthwith by facsimile or telegram, confirmed by overnight letter as provided in the Loan Agreement.

Section 1.6                                   Maintenance of Vessel.  At all times, at the Mortgagor’s own cost and expense, the Mortgagor will maintain and preserve the Vessel in as good condition, working order and repair as on the date of this Mortgage, so that the Vessel shall be tight, staunch, strong and well and sufficiently tackled, appareled, furnished, equipped and in every respect seaworthy and in good order and operating condition, ordinary wear and tear excepted.The Mortgagor will comply with and cause the Vessel to comply with all applicable United States Coast Guard regulations.The Mortgagor shall cause the Vessel to be drydocked, cleaned and painted whenever required by good commercial marine maintenance practice and the requirements of any insurance policy or entries respecting the Vessel.All maintenance and repairs will be made in a good and workmanlike manner by persons of appropriate skill and experience whose work will not adversely affect the service life or marketability of the Vessel.All repairs, parts, mechanisms, devices, replacements, improvements, changes, additions and alterations to the Vessel shall immediately and without further act, become part of such Vessel and subject to this Mortgage.The Mortgagor shall promptly furnish to the Mortgagee copies of each damage

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survey with respect to damage to the Vessel where the survey does not specifically quantify the cost of total damages or where the survey states total damage in excess of $500,000.00.Mortgagor shall afford Mortgagee or their authorized representatives reasonable access to the Vessel for the purpose of inspecting the same, her cargoes and ship’s papers.

Section 1.7                                   Changes in Vessel.  The Mortgagor will not make, or permit to be made, any material change in the structure or type of the Vessel or in its rig, unless it shall have received the prior written consent thereto of the Mortgagee.

Section 1.8                                   Governmental Assessments.  The Mortgagor will pay and discharge when due and payable from time to time all taxes, assessments, governmental charges, fines and penalties imposed on the Vessel except those being contested in good faith by the Mortgagor and for which adequate reserves have been made.

Section 1.9                                   Reimbursement.  The Mortgagor will reimburse the Mortgagee promptly for any and all expenditures which the Mortgagee may elect to make from time to time to protect the security granted hereunder (in the event of the Mortgagor’s failure to do so), including payment of taxes, repairs, insurance premiums, the discharge of any lien, libel or seizure of the Vessel, and expenses, including reasonable attorney’s fees, incurred by the Mortgagee in retaking or selling the Vessel; and any such payment made by the Mortgagee shall be for the account of the Mortgagor, and the making thereof by the Mortgagee shall not cure the Mortgagor’s Default in that regard nor constitute a waiver of any right or remedy granted to the Mortgagee hereunder, and all sums so expended by the Mortgagee or any liability incurred by them shall be deemed to be an indebtedness of the Mortgagor and secured by this Mortgage, and until paid shall bear interest at the Default Rate.

Section 1.10                            Sale or Other Disposition of Vessel.

(a)                                  The Mortgagor will not sell, mortgage, or transfer the title to the Vessel without the written consent of the Mortgagee first having been obtained, except where accompanied by a simultaneous prepayment of the Obligations made in accordance with §2.3(b) of the Loan Agreement.Any such sale, mortgage, or transfer, or any charter of the Vessel shall be subject to the provisions of this Mortgage and to the lien it creates.The Mortgagor will not charter the Vessel to, or permit any Vessel to serve under any contract of affreightment with, a person included within the definition of designated foreign country or a national of a designated foreign country in the foreign Assets Control Regulations or Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R. Chapter V, as amended, within the meaning of said regulations or of any regulation, interpretation or ruling issued thereunder.

(b)                                 Mortgagor shall not enter into any bareboat or demise charter respecting the Vessel with any entity without (i) obtaining the prior written consent of the Mortgagee, which consent shall not be withheld unreasonably, (ii) providing Mortgagee a copy thereof and (iii) without first obtaining the written agreement of such charterer in each case to the collateral assignment by Mortgagor to Mortgagee of a first priority lien and security interest in the charter hire and earnings of such charter, such consent to be in form reasonably acceptable to Mortgagee.Mortgagor undertakes and covenants that any such charter shall contain a provision

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prohibiting the charterer and any other persons from incurring or acquiring any lien on any Vessel.

Section 1.11                            Insurance.

(a)                                  Hull and Machinery Insurance.  At the Mortgagor’s own expense, so long as the Obligations remain in any part outstanding, the Mortgagor shall maintain or cause to be maintained insurance with financially sound and reputable underwriters and through responsible brokers, all in good standing and satisfactory to the Mortgagee, fully and adequately protecting the Vessel and the Mortgagee’s interest therein in at least such amounts and against such risks as are usually insured against in the same general area as that in which the Mortgagor is located and by companies engaged in the same or similar businesses, and in any case, in such amounts as the Lender shall require, against all marine perils and disasters and all hazards, risks and liabilities in any wise arising out of the ownership, operation or maintenance of said Vessel, including insurance as follows:

(i)                                     Hull and machinery insurance and if necessary to satisfy the proviso of this subparagraph, policies of increased value insurance, and war risk hull and machinery insurance on an agreed value basis on the Vessel against loss, damage, fire and covering confiscation, expropriation, nationalization, and seizure (if operating outside U.S. or Canadian coastal waters) and covering such other perils and in such amounts as are maintained on vessels engaged in the same or a similar business under blanket fleet policies with respect to vessels of like size, character and marine activity; provided, however, that, in no event shall the amount of such insurance, subject to such deductible, if any, as permitted by Mortgagee, at any time be less than the full commercial value of the Vessel.

(ii)                                  In the event of (A) the actual or constructive loss of the Vessel, (B) any event referred to in Section 1.12 hereof with respect to the Vessel, or (C) any casualty, accident or damage to the Vessel in excess of $500,000.00, the Mortgagor will give written notice thereof (containing full particulars), within three business days of the occurrence thereof, to the Mortgagee.

(b)                                 Protection and Indemnity Insurance.  Protection and indemnity insurance maintained with financially sound and reputable insurers or protection and indemnity associations and policies of protection and indemnity war risk insurance protecting the interests of Mortgagor, and Mortgagee, against liability for property damage to third persons (including liability to any governmental authority or other person with respect to pollution liability) and personal injury or death to any person arising out of the maintenance, use, operation and ownership of the Vessel, cargo damage or loss, contractual liability and wreck removal, tower’s liability, crew liability, collision liability and pollution liability in such amounts as are usually carried by persons engaged in the same or similar businesses; provided, however, that in no event shall the amount of such insurance per person and per occurrence (subject to such deductible, reasonably acceptable to the Mortgagee) be less than the customary amount of cover available on the market from time to time with respect to vessels of the same type, age and trade as the Vessel.  Such liability insurance shall name each of the Mortgagor, Mortgagee, and other interested persons as insureds (or in the case of the Mortgagee as co-insureds), as their respective

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interests may appear, but the proceeds of such policies shall be payable to the Person actually suffering the loss in respect of which such proceeds are payable; provided, however, that if Mortgagee shall have first notified the underwriters or brokers that a Mortgage Event of Default hereunder has occurred then all such proceeds otherwise payable to the Mortgagor shall be thereafter payable to Mortgagee for distribution to itself and others as their interests may appear as hereinafter set forth.

(c)                                  Deductibles.  Unless a Mortgage Event of Default hereunder shall have occurred, or is continuing hereunder, Mortgagee consents to (a) a deductible of $250,000.00 for Hull and Machinery or Protection and Indemnity coverages, not to exceed $250,000.00 for any single occurrence, subject also to (b) a $1,000,000.00 annual aggregate fleet deductible for all of Mortgagor’s vessels applied on a fleet wide basis.

(d)                                 Port Risk Insurance.  Mortgagor shall maintain or cause to be maintained when and while the Vessel is laid up, and in lieu of the aforesaid navigating hull insurance referred to in Section 1.11(a)(i) of this section, port risk insurance under forms of port risk policies approved by the Mortgagee.

(e)                                  Employers Liability Insurance.  Mortgagor shall maintain or cause to be maintained employers liability insurance, including workmen’s compensation for any state in or from which the Vessel shall operate and also coverage under the Longshore and Harbor Workers’ Compensation Act, the Jones Act, and for such other rights of seamen as may give rise to employers’ liability.

(f)                                    Pollution Insurance.  Mortgagor shall maintain or cause to be maintained pollution insurance in amounts adequate to obtain and maintain Federal Certificates of Financial Responsibility for Pollution Liability, and such additional coverage for the Vessel in respect of pollution liability as from time to time may be required by law now or hereafter in effect or customary among owners of similar vessels engaged in trade in the United States.

(g)                                 Continuation of Insurance Coverages.

(i)                                     The Mortgagor expressly covenants and agrees to keep the policies renewed from time to time, to keep the same valid at all times for the amounts aforesaid, and to keep the premiums thereon fully paid at all times.  The Mortgagor shall not do any act nor voluntarily suffer or permit any act to be done whereby insurance is or may be suspended, impaired or defeated, and shall not suffer nor permit the Vessel to engage in any voyage or to carry any cargo not permitted under the policy or policies of insurance in effect, unless and until the Mortgagor shall first cover the Vessel to the amount herein provided for by insurance satisfactory to the Mortgagee for such voyage or for the carriage of such cargo.

(ii)                                  In the event the Mortgagor fails to procure any of the insurance hereinabove mentioned, or fails to perform any of the covenants and agreements contained herein, the Mortgagee may, but shall be under no duty to, procure such insurance or coverage as Mortgagee may reasonably deem advisable in the

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premises.  The Mortgagor shall reimburse the Mortgagee on demand, with interest at the Default Rate for any and all expenditures which the Mortgagee may from time to time make, lay out or expend in providing protection in respect of insurance.  Such obligation of the Mortgagor to reimburse the Mortgagee, together with interest as provided above, shall be an additional indebtedness due from the Mortgagor, secured by this Mortgage, and shall be payable by the Mortgagor on demand.  The Mortgagee, though privileged so to do, shall be under no obligation to the Mortgagor or to any other person to make any such expenditures, nor shall the making thereof relieve the Mortgagor of any Default in that respect.

(h)                                 Mortgagee as Additional Insured and Loss Payee.  All insurance policies covering the Vessel shall provide, during any period which the Mortgagee holds a mortgage on the Vessel, that the Mortgagee shall be an additional assured (co-insured in respect of liability insurance) and loss payee, as applicable, under to the insurances required by this Section 1.11.

(i)                                     Insurance Proceeds, Partial Loss.  The proceeds of any such insurance recoveries shall be applied in the event that insurance becomes payable under said policies on account of an accident, occurrence or event not resulting in an actual or constructive total loss or agreed or compromised total loss of the Vessel, (i) all amounts up to $500,000.00 may be paid to Mortgagor for the purpose of repairing any damage which may have resulted from the accident, occurrence or event so long as no Mortgage Event of Default has occurred, or (ii) with respect to amounts of $500,000.00 or greater or with respect to any amount if a Mortgage Event of Default has occurred, the Mortgagee may, in its discretion, if a written request therefor shall have been made by the Mortgagor, apply the proceeds of insurance to pay for repairs, liabilities, salvage or other charges and expenses (including labor charges due or paid by the Mortgagor), covered by the policies, or to the extent that the Mortgagor shall have repaired the damage and paid the cost thereof or discharged or paid such liabilities, salvage claims or other charges and expenses (such fact having been certified to in a certificate of an officer of the Mortgagor (an “Officer’s Certificate”) delivered to the Mortgagee, accompanied by written confirmation by the underwriter, a surveyor, an adjuster or a marine insurance broker), apply the proceeds of insurance to reimburse, or consent that the underwriters reimburse, the Mortgagor therefor, and (after all known damage with respect to the particular loss shall have been repaired, except to the extent the Mortgagor and the Mortgagee agree that said repair is inadvisable and all known costs, liabilities, salvage claims, charges and expenses covered by the policies with respect to such loss shall have been discharged or paid, such fact having been certified to by an Officer’s Certificate delivered to the Mortgagee, accompanied by a written confirmation by the underwriter, a surveyor, an adjuster or a marine insurance broker), pay, or consent that the underwriters pay, any balance of the proceeds of insurance to the Mortgagee for application to the Obligations as provided in §2.3(b) of the Loan Agreement, and the excess, if any, paid to the Mortgagor.

(j)                                     Constructive Total Loss.  In the event of an accident, occurrence or event resulting in a constructive total loss of the Vessel, the Mortgagor shall have the right to claim a constructive total loss of such Vessel and if both (i) such claim is accepted by all underwriters under all policies then in force as to such Vessel under which payment is due for total loss and (ii) payment in full is made in cash under such policies and applied to repay all outstanding Obligations in accordance with §2.3(b) of the Loan Agreement, then the Mortgagor shall have

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the right at its election, to abandon such Vessel to the underwriters under such policies, free from the lien of this Mortgage.

(k)                                  Agreed or Compromised Total Loss.  In the event of an accident, occurrence or event of damage to the Vessel, the Mortgagor with consent of the Mortgagee, which shall not be withheld unreasonably, shall have the right in its discretion to enter into an agreement or compromise with underwriters providing for an agreed or compromised total loss of such Vessel.

(l)                                     Carriers; Approvals.  All insurance required under this Section shall be placed and kept with American, British, or other insurance companies, underwriters’ associations, clubs or underwriting funds approved by the Mortgagee.  Any approval of a policy under this Section 1.11 shall be effective until the end of the policy period or until thirty (30) days after the Mortgagee shall notify the Mortgagor of a desired change (consistent with the terms hereof except as set forth in the next following sentence) in the form and/or amount thereof, whichever shall first occur.  Notwithstanding the foregoing, Mortgagee may require changes on shorter notice if such changes are necessary or desirable to comply with requirements of or insure against liabilities created or increased by any change, modification, amendment in the law (including judicial or administrative decisions), regulations, rules, policies or practices of the United States government or the government of any state, territory, or possession thereof or of any other place where the Vessel may be operating or whose laws may apply.

(m)                               Additional Provisions.  All insurance required under this Section 1.11 shall, unless otherwise first agreed in writing by the Mortgagee, provide that (i) there shall be no recourse against the Mortgagee for the payment of premiums, supplemental or back calls or commissions, (ii) at least thirty (30) days’ (fourteen days with respect to matters covered in the protection and indemnity coverage and seven (7) days in the case of war risk) prior written notice of any cancellation, reduction in amount or change in coverage or other material change of such insurance shall be given to the Lender by the insurance underwriters, (iii) no insurance shall be excess over other coverage but shall be primary insurance and shall not require any contribution from any excess insurance on the Vessel which may be carried by Mortgagee without interferring with the Mortgagor’s insurance coverage, and (iv) the insurers agree to advise Mortgagee promptly in writing of any default in the payment of any premium  and of any other act or omission of which such insurer has knowledge which might invalidate or render unenforceable, in whole or in part, any such policy.  The policies shall provide for severability of interest as through separate policies were issued to each additional insured except with respect to the limits of liability.

(n)                                 Reports.  Prior to the date hereof and upon renewal or replacement of each policy or entry thereafter, Mortgagor shall furnish to the Mortgagee a report by a nationally recognized first-class marine insurance broker acceptable to the Mortgagee, describing in reasonable detail the insurance then carried and maintained on and with respect to the Vessel and certifying that such insurance complies with the terms hereof.  Mortgagor shall obtain for the benefit of Mortgagee the undertaking of Mortgagor’s insurance agent or broker to promptly advise the Mortgagee in writing of any act or omission of which such agent or broker has knowledge which might invalidate or render unenforceable, in whole or in part, any such policy.

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Section 1.12                            Requisition.

(a)                                  Title.  In the event that the title or ownership of the Vessel shall be requisitioned, purchased or taken by any government of any country or any present or future law, proclamation, decree, order or otherwise, the lien of this Mortgage shall be deemed to have attached to the claim for compensation and the Mortgagor agrees that it will turn over to the Mortgagee, immediately upon receipt, the compensation, purchase price, reimbursement or award for such requisition, purchase or other taking of such title or ownership and all of the foregoing shall be payable to the Mortgagee, who shall be entitled to receive the same and shall apply it as provided in §2.3(b) of the Loan Agreement.  In the event of any such requisition, purchase or taking, the Mortgagor shall promptly execute and deliver to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any as in the reasonable opinion of the Mortgagee may be necessary or useful to facilitate or expedite the collection by the Mortgagee of such compensation, purchase price, reimbursement or award.

(b)                                 Requisition of Use.  In the event that any government of any country or any department, agency or representative thereof shall not take over the title or ownership of the Vessel but shall requisition, charter or in any manner take over the use of such Vessel pursuant to any present or future law, proclamation, decree, order or otherwise and shall, as a result of such requisitioning, chartering or taking of the use of the Vessel, pay or become liable to pay sums by reason of the loss of or injury to or depreciation of the Vessel, and, if a Mortgage Event of Default shall have occurred and be continuing, any such sum is hereby made payable to the Mortgagee, who shall be entitled to receive the same and shall apply it as provided in the Loan Agreement.  In the event of any such requisitioning, chartering or taking of the use of the Vessel, the Mortgagor shall promptly execute and deliver to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any, as in the reasonable opinion of the Mortgagee may be necessary or useful to facilitate or expedite the collection by the Mortgagee of such claims arising out of the requisitioning, chartering or taking of the use of the Vessel as provided hereinabove.

ARTICLE 2

DEFAULT; REMEDIES UPON DEFAULT

Section 1.13                            Mortgage Events of Default. Mortgagor shall be in default hereunder upon the happening of any one or all of the following events or conditions (each a “Mortgage Event of Default”):

(a)                                  An Event of Default (as defined in the Loan Agreement); or

(b)                                 Failure by the Mortgagor to observe or perform any covenant or agreement contained in Sections 1.1, 1.2, 1.7, 1.10(a) or 1.11(a) through (f)(inclusive);

(c)                                  Failure by the Mortgagor to observe or perform any covenant or agreement in this Mortgage (other than those referred to in the foregoing paragraph (b) and such failure shall not have been remedied within thirty (30) days after written notice thereof shall have been given to the Mortgagor by the Mortgagee);

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(d)                                 The breach in any material respect of any warranty, or the falsity of any material representation or statement made or furnished to the Mortgagee by or on behalf of the Mortgagor; or

(e)                                  If Mortgagor or any charterer shall abandon the Vessel or the remove or attempt to remove the Vessel beyond the limits of the United States except on a voyage with the intention of returning to the United States; or

(f)                                    Dissolution of the Mortgagor.

Section 1.14                            Remedies.  Upon the occurrence of a Mortgage Event of Default the Mortgagee may pursue any or all of the following remedies:

(a)                                  Demand.  Declare all Obligations secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived;

(b)                                 Remedies.  Exercise all the rights and remedies in foreclosure and otherwise given to mortgagees by the provisions of Chapter 313 of Title 46, United States Code, as amended, or other applicable law including the laws of any other applicable jurisdiction;

(c)                                  Enforcement.  Bring suit at law, in equity or in admiralty, as appropriate, to receive judgment for any and all amounts due hereunder, and collect the same out of any and all property of the Mortgagor whether covered by this Mortgage or otherwise, or initiate and prosecute such other judicial, extra-judicial, or administrative proceedings as it may consider appropriate to recover any and all sums due, or declared due, on the Note, and all other Obligations due, with the right to enforce payment of said sums against any assets of the Mortgagor, whether they are covered by this Mortgage or otherwise;

(d)                                 Possession.  Retake the Vessel with or without legal process wherever the same may be found, and the Mortgagor or other person in possession forthwith shall upon demand of the Mortgagee shall surrender to the Mortgagee possession of the Vessel, and, the Mortgagee may hold, lay-up, or (if authorized to do so by the Vessel’s certificate of documentation) lease, charter, operate, or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting for the net profits, if any, arising from such use of the Vessel as set forth in Section 2.3 below; and if at any time the Mortgagee shall avail itself of the right herein given it to retake the Vessel and shall retake it, the Mortgagee shall have the right to dock the Vessel for a reasonable time at any dock, pier or other premises of the Mortgagor without charge, or to dock it at any other place at the cost and expense of the Mortgagor;

(e)                                  Sale.  Sell the Vessel upon such terms and conditions as it may specify, at public or private sale, by sealed bids or otherwise, on such terms and conditions as the Mortgagee deems best, free of any claim, commitment or encumbrance, regardless of the nature thereof, in favor of the Mortgagor and except as provided by law, in favor of any other  person.  If a public sale is to be used, the Mortgagee shall first give advance notice of ten (10) consecutive days published in any newspaper authorized to publish legal notices of that kind in the port of documentation and the places of sale of such Vessel and shall send notice of each such sale at least fourteen (14) days prior to the date fixed for such sale to the Mortgagor pursuant to §12 of

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the Loan Agreement.  In the event that the Vessel shall be offered for sale by private sale, no newspaper publication of notice shall be required nor notice of adjournment of sale.  Sale may be held at such place and at such time as the Mortgagee by notice may have specified, or may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale, and, without further notice or publication, the Mortgagee may make any such sale at the time and place to which the same shall be so adjourned; and any sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee deems, and the Mortgagee may become the purchaser at any public sale, and shall have the right to credit on the purchase price any and all sums of money due to the Mortgagee under the Note and the Loan Agreement, or otherwise due to the Mortgagee hereunder or under the Loan Agreement or any other Loan Document, or under any other instrument evidencing any Obligations.

(f)                                    Finality of Sale.  A sale of the Vessel made pursuant to this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of the Mortgagor therein and thereto, and shall bar the Mortgagor, its successors and assigns, and all persons claiming by, through or under them.  No purchaser shall be bound to inquire whether notice has been given or whether any Default has occurred, or as to the propriety of the sale, or as to application of the proceeds thereof.  In case of any such sale, any purchaser who is the holder of this Mortgage shall be entitled, for the purpose of making settlement or payment for the Vessel, to apply the balance due under this Mortgage or a part thereof as part or all of the purchase price to the extent of the amount remaining due and unpaid.  At any such sale, the holder of this Mortgage may bid for and purchase the Vessel and upon compliance with the terms of sale may hold, retain and dispose of the Vessel without further accountability.

(g)                                 Appointment of Attorney.  The Mortgagor does hereby irrevocably appoint the Mortgagee the true and lawful attorney of the Mortgagor, in Mortgagor’s name and stead to make all necessary transfers of the Vessel and to execute all necessary instruments of assignment and transfer, the Mortgagor hereby ratifying and confirming all that said attorney shall lawfully do by virtue hereof.  Nevertheless, the  Mortgagor shall, if so requested by the Mortgagee, ratify and confirm such sale by executing and delivering to the purchaser of the Vessel such proper bill of sale, conveyance, instrument of transfer and releases as may be designated in such request.

(h)                                 Coastwise Qualification.  Notwithstanding anything to the contrary contained in this Section 2.2, the Mortgagee shall not exercise any of the remedies set forth above in this Section 2.2 or any other remedies available under applicable law if the exercise of such remedies shall invalidate the qualification of the Vessel to operate in the United States coastwise trade.

Section 1.15                            Disposition of Proceeds of Sale.  After an Event of Default shall have occurred and be continuing, the proceeds of any sale of the Vessel (after paying or deducting in the case of sale under any judicial proceedings the fees, costs and other charges therein), and the net earnings from any management, charter or other use of the Vessel by Mortgagee under any of the powers above specified, and the proceeds of any claim for damages on account of such Vessel received by the Mortgagee while exercising any such power, and the proceeds of any insurance on the Vessel concerned (subject to the provisions of this agreement) shall be applied by Mortgagee as provided in §2.4(b) of the Loan Agreement.

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Section 1.16                                Powers and Rights of Mortgagee Upon Occurrence of a Mortgage Event of  Default.

(a)                                  Each and every power and remedy herein specifically given to the Mortgagee or otherwise in this Mortgage shall be cumulative and shall be in addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty or by statute, and each and every power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy.  No delay or omission by the Mortgagee in the exercise of any right or power or in the pursuance of any remedy occurring upon any Mortgage Event of Default as above defined shall impair any such right, power or remedy or be construed to be a waiver of any such event of default or to be any acquiescence therein; nor shall the acceptance by the Mortgagee of any security or of any payment of or on account of any installment of the Note maturing after any Mortgage Event of Default or of any payment on account of any past default be construed to be a waiver of any right to take advantage of any future Mortgage Event of Default or of any past Mortgage Event of Default not completely cured thereby.

(b)                                 Revenues and Proceeds of Vessel.  The Mortgagee is hereby irrevocably appointed attorney-in-fact of the Mortgagor, upon the happening of any Mortgage Event of Default, in the name of the Mortgagor to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all freights, hire, earnings, issues, revenues, income and profits of the Vessel, and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or  otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due in respect of the Vessel or in respect of any insurance thereon from any person whomsoever, and to make, give and execute in the name of the Mortgagor acquittances, receipts, releases or other discharges for the same, whether under seal or otherwise, and to endorse and accept in the name of the Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing, the Mortgagor hereby confirming and ratifying the same.

(c)                                  Additional Rights.  The Mortgagor covenants and agrees that in addition to any and all other rights, powers and remedies elsewhere in this Mortgage granted to and conferred upon the Mortgagee, and including in any suit to enforce any of its rights, powers or remedies, if a Mortgage Event of Default shall have occurred and shall not have been waived by the Mortgagee, the Mortgagee shall be entitled as a matter of right and not as a matter of discretion, but subject to Section 2.2(h) of this Article 2 (i) to the appointment of a receiver or receivers of the Vessel and collection of the freights, hire, earnings, issues, revenues, income and profits due or to become due arising from any operation of the Vessel, and any receiver or receivers so appointed shall have full right and power to use and operate the Vessel, and (ii) to a decree ordering and directing the sale and disposal of the Vessel, and the Mortgagee may become the purchaser at such sale and shall have the right to credit on the purchase price any and all sums of money due under the Note or otherwise due to the Mortgagee pursuant to the terms of the Loan Agreement or under any other instrument evidencing any Obligations.  The Mortgagee shall not be required to have the Vessel marshaled (upon any sale of the Vessel pursuant to this Mortgage or otherwise) or be required to realize on any other collateral prior to realization on the Vessel.

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ARTICLE 3

GENERAL POWERS OF MORTGAGEES

Section 1.17                            Arrest or Detention of Vessel.  In the event that an Event of Default shall have occurred hereunder and the Vessel shall be arrested or detained by a Marshal or other officer of any court of law, equity or admiralty jurisdiction in any country or nation of the world or by any government or other Person, the Mortgagor does hereby authorize and empower the Mortgagee, from the date of arrest or detention, in the name of the Mortgagor, or its successors or assigns, to apply for and receive possession of and to take possession of such Vessel with all the rights and powers that the Mortgagor, or its successors or assigns, might have, possess or exercise in any such event; and this power of attorney shall be irrevocable and may be exercised not only by the Mortgagee but also by their appointee or appointees, with full power of substitution, to the same extent as if the said appointee or appointees had been named as one of the attorneys above named by express designation.

Section 1.18                            Appearance.  In the event a Mortgage Event of Default shall have occurred hereunder, the Mortgagor also authorizes and empowers the Mortgagee or its appointees or any of them to appear in the name of the Mortgagor, its successors or assigns, in any court of any country or nation of the world where a suit is pending against the Vessel because of or on account of any alleged lien against such Vessel from which such Vessel has not been released and to take such proceedings as to them may seem proper towards the defense of such suit and the discharge of such lien, and all expenditures made or incurred by them or any of them for the purpose of such defense or discharge shall be a debt due from the Mortgagor, its successors and assigns, to the Mortgagee, and shall be secured by the lien of this Mortgage in like manner and extent as if the amount and description thereof were written herein.

ARTICLE 4

INDEMNITY

The Mortgagor assumes liability for, and agrees to indemnify and hold the Mortgagee harmless from, all claims, costs, expenses (including reasonable legal fees and expenses), damages and liabilities arising from or pertaining to this Mortgage or the ownership, use, possession or operation of the Vessel; provided that the Mortgagor shall have no obligation for indemnified liabilities arising from the gross negligence or willful misconduct of Mortgagee or arising from the acts or omissions of the Mortgagee as mortgagee-in-possession.  The agreements and indemnities contained in this Article shall survive the maturity or earlier discharge of this Mortgage and payment in full of the Note.

ARTICLE 5

MORTGAGOR’S USE AND POSSESSION

Until some one or more of the Mortgage Events of Default hereinbefore described shall happen, the Mortgagor shall be suffered and permitted to retain exclusive actual possession and use of the Vessel.

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ARTICLE 6

MISCELLANEOUS

Section 6.1                                   Counterparts.  This Mortgage may be executed simultaneously in any number of counterparts and all such counterparts executed and delivered each as an original shall  constitute but one and the same instrument.  The invalidity of any provision of this Mortgage shall not affect the remainder, which shall in such event be construed as if the invalid provisions had not been inserted.

Section 6.2                                   Binding Effect.  All the covenants, promises, stipulations and agreements of the Mortgagor in this Mortgage shall bind the Mortgagor and its successors and shall inure to the benefit of the Mortgagee and its assigns, whether so expressed or not.  All of the covenants, promises, stipulations and agreements of the Mortgagee, if any, shall bind the Mortgagee and its assigns, whether so expressed or not.

Section 6.3                                   No Waiver of Preferred Status.  Nothing in this Mortgage shall be construed as a waiver of the preferred status of this Mortgage by the Mortgagee.  In the event that any provision of this mortgage would, as a matter of law, operate to waive the preferred status thereof, such provision shall be deemed eliminated therefrom, the same for all intents and purposes as though such provision had never been inserted herein.

Section 6.4                                   Nature of Agreements Hereunder.  The agreements, terms, conditions, rights, remedies and indemnities provided herein are in addition to, not in limitation of, and shall not be limited by, each of the agreements, terms, conditions, rights, remedies and indemnities contained in the Loan Agreement.

Section 6.5                                   Citizenship.  Notwithstanding any other language in this Mortgage to the contrary, the Mortgagee shall not take any action in violation of Section 9 of the Shipping Act, 1916, as amended by Public Law 100-710 (46 U.S.C. Chapter 313).  To the extent any provision of this Mortgage contravenes Section 9 of the Shipping Act, 1916, such provision may be deemed void without affecting the validity and enforceability of the other provisions of this Mortgage.

Section 6.6                                   Construction.  Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction to the extent permitted by law, Mortgagor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.  To the extent that this Mortgage is not governed by the federal maritime law and federal statutes and regulations, this Mortgage shall be construed in accordance with the laws of the State of New York.

Section 6.7                                   All exhibits attached hereto are by this reference incorporated fully herein.  The term “this Mortgage” shall be considered to include all such exhibits. The rules of interpretation specified in §1.2 of the Loan Agreement shall be applicable to this Mortgage.

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Section 6.8                                   This Mortgage and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of the Mortgagor or the Mortgagee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 6.9                                   Consent to Forum.  To the extent applicable, the provisions of Section 16 of the Loan Agreement shall apply as though fully set forth herein.

Section 6.10                            Notices.  Except as otherwise specified herein, all notices and other communications made or required to be given pursuant to this Mortgage shall be in writing and shall be delivered by hand, sent by facsimile, sent by overnight express courier service or mailed by first-class mail, postage prepaid, addressed as follows (or to such other address as any party may designate by notice to the other parties):

If to the Mortgagee:	Citizens Leasing Corporation, d/b/a CITIZENS ASSET FINANCE
189 Canal Street
Mail Stop: RCE-150
Providence, RI 02903
	Attention:	Team Leader
Direct Originations
	FAX:	(401) 459-3171

With a copy to :	Citizens Leasing Corporation, d/b/a CITIZENS ASSET FINANCE
189 Canal Street
Mail Stop: RCE-150
Providence, RI 02903
	Attention:	David T. Miele, Esq.
	FAX:	(401) 459-3171

With a copy to:	Day, Berry & Howard LLP
One International Place
Boston, MA 02110
	Attention:	William A. Hunter, Esq.
	FAX:	(617) 345-4745

If to the Mortgagor:	Sea Coast Transportation LLC
3245 Richmond Terrace
Staten Island, New York 10303
	Attention:	John J. Nicola
	Telephone:	(718) 720-7207
	FAX:	(718) 720-4358

Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed.

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ARTICLE 7

TOTAL AMOUNT OF THIS MORTGAGE

For the purposes of this First Preferred Ship Mortgage and for purposes of recording this First Preferred Ship Mortgage as required by Chapter 313 of United States Code, Title 46, Sec. 922(c)), the total amount is Fifteen Million One Hundred Forty-Seven Thousand Six Hundred Canadian Dollars (CAD $15,147,600.00), interest thereon, prepayment premium, if any, Foreign Exchange Obligations, if any, and performance of the Mortgage covenants; and the total discharge amount is the same as the total amount.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the 19th day of December, 2005.

SEA COAST TRANSPORTATION LLC

By:
	Name:	John J. Nicola
	Title:	Chief Financial Officer

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STATE OF NEW YORK

COUNTY OF RICHMOND, ss.

Be it known, that on this          day of December, 2005, personally appeared John J. Nicola who being duly sworn deposed and said that he is Chief Financial Officer of SEA COAST TRANSPORTATION LLC, the limited liability company which is described in and executed the within instrument at whose order he signed his name and acknowledged the within instrument to be the free act and deed of the said limited liability company.

In Witness Whereof, I have hereby set my hand and seal this          day of December, 2005.

Notary Public My Commission Expires:

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EXHIBIT D

ASSIGNMENT AND ACCEPTANCE

               , 20

Reference is made to the Loan Agreement dated as of December    , 2005 (the “Loan Agreement”), among K-Sea Canada Corp., a Nova Scotia unlimited liability company (the “Borrower”), and the lenders which are parties thereto (each a “Lender”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                   (the “Assignor”) and                    (the “Assignee”) agree as follows:

1                                          The Assignor hereby irrevocably sells, assigns and delegates to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a       % interest in and to all the Assignor’s rights and obligations under the Loan Agreement and the other Loan Documents as of the Effective Date (as defined below) with respect to the Loan (including, without limitation, such percentage interest in all unpaid interest with respect to such Loan).

2                                          The Assignor (i) represents that as of the date hereof, the outstanding principal amount of the Loan (without giving effect to assignments thereof which have not yet become effective) is $              ; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by, through or under the Assignor; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance of any of its obligations under the Loan Agreement, any of the Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

3                                          The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 5.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor or any other person which has become a Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and the other Loan Documents; (iv) agrees that it will be bound by the provisions of the Loan Agreement and will perform in

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accordance with their terms all the obligations which by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as a Lender; (v) (if an assignment of Assignor’s entire interest in the Loan) agrees to act as successor Registration Agent and to perform the duties of the Registration Agent in accordance with Section 11.6 of the Loan Agreement; (vi) agrees that it will be bound by the provisions of the Loan Agreement and will perform in accordance with its terms all the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation to deliver to the Borrower, on or before the Effective Date, the United States Internal Revenue Service forms specified in Section 11.2(c) of the Loan Agreement; and (vii) confirms that the Assignee is an “Eligible Assignee” under the terms of the Loan Agreement.

4                                          The effective date of this Assignment and Acceptance shall be         , 20    (the “Effective Date”).

5                                          From and after the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and the other Loan Documents, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Documents.

6                                          The Assignor agrees to give written notice of this Assignment and Acceptance to the Registration Agent, each other Lender and the Borrower, which written notice shall include the address, payment instructions and related information with respect to the Assignee.

7                                          THIS ASSIGNMENT AND ACCEPTANCE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW).

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IN WITNESS WHEREOF, the Assignor and Assignee have caused this Assignment and Acceptance to be executed and delivered as of the date first above written.

[NAME OF ASSIGNOR]

By:
Name:
Title:

[NAME OF ASSIGNEE]

By:
Name:
Title:

22

EXHIBIT E-1

SECURITY AGREEMENT

K-SEA CANADA CORP.,

as Debtor

to

CITIZENS LEASING CORPORATION, d/b/a
CITIZENS ASSET FINANCE

as the Lender

Dated as of December    , 2005

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of the          day of December, 2005 (this “Agreement”) between K-SEA CANADA CORP. an unlimited liability company incorporated under the laws of the Province of Nova Scotia (“Debtor”), and CITIZENS LEASING CORPORATION D/B/A CITIZENS ASSET FINANCE (the “Lender”).

(i)                                     Pursuant to the terms and conditions of a Loan Agreement dated as of the date hereof, between the Debtor and the Lender (as the same may be amended, supplemented, or modified from time to time, the “Loan Agreement”), the Lender has, at Debtor’s request, agreed to make a loan to the Debtor in the aggregate principal amount of Fifteen Million One Hundred Forty-Seven Thousand Six Hundred Dollars (CAD$15,147,600.00) (the “Loan”), the entire proceeds of which shall be used by the Debtor to refinance the acquisition by the Debtor of two Canadian vessels as more fully described in Schedule A hereto (collectively, the “Vessels”).  The obligations of Debtor with respect to the Loan are evidenced by the Loan Agreement and by a term promissory note (the “Note”), to be dated as of the Closing Date (as defined in the Loan Agreement), and are secured by the Security Documents (as defined in the Loan Agreement).

(ii)                                  It is a condition precedent to the obligation of the Lender to make the Loan to the Debtor that, among other things, Debtor shall have executed and delivered this Agreement to the Lender as additional security for the Obligations.

(iii)                               The Debtor wishes to grant security interests in favor of the Lender as herein provided.

NOW, THEREFORE, in consideration of the foregoing recitals, the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      DEFINITIONS.  All capitalized terms used herein without definitions shall have the respective meanings provided therefore in the Loan Agreement.

2.                                      GRANT OF SECURITY INTEREST.  (a) Debtor hereby grants to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Lender all of Debtor’s rights, title and interest, as collateral security, in and to (i) the Vessels, (ii) amounts due under any and all charter agreements, whether bareboat or demise, time or voyage charters, contracts of affreightment or other contracts for the use or employment of the Vessels, including the transportation of cargo or passengers, (iii) all charter hires, fees, and all other amounts due and payable to Debtor arising out of the Vessels, (iv) all policies and contracts of insurance (which expression includes all entries of the Vessels in one or more protection and indemnity or risks associations) which are or have been from time to time taken out or entered into by Debtor in respect of the Vessels or their earnings, including, but not limited to insurances on and with respect to all freight, charter hire, and passage monies, remuneration for salvage and towage services, general average contributions, demurrage and detention monies and any other proceeds whatsoever relating to Vessels insurance, whether now, previously, or hereafter effected, and all renewals of or replacements for the same, all claims and returns of premiums and other monies and claims for monies due and to become due under said insurances or in respect of said insurance, and all other rights of Debtor under or in respect of said insurance, (v) all other property, interests and rights now or at any time hereafter relating to the Vessels, wherever located; in all of the foregoing cases, whether now owned or in existence or hereafter acquired or arising, and all proceeds and products thereof including, but not limited to, (A) whatever is received upon the collection, exchange, sale or other disposition of any Collateral and any property unto which any of the Collateral is converted, whether cash or non-cash proceeds, (B) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Debtor from time to time with respect to the Collateral, (C) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any of the Collateral by any Governmental Authority (or any Person acting under order of governmental authority), and (D) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral (all of the same being hereinafter called the “Collateral”).

(b)                                 Debtor agrees to give a notice of assignment of insurances in the form attached hereto as Exhibit A and that insurance loss payable clauses shall be in the form of Exhibit B.

3.                                      AUTHORIZATION TO FILE FINANCING STATEMENTS.  Debtor hereby irrevocably authorizes the Lender at any time and from time to time to file any financing statements and amendments thereto in any jurisdiction where Collateral may be or may be deemed to be located.

3.1                               OTHER ACTIONS.   Debtor further agrees to take any action reasonably requested by the Lender to ensure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender’s security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the PPSA in the jurisdiction where the Collateral is or is deemed to be located, to the extent, if any, that Debtor’s signature thereon is required therefor, (b) causing the Lender’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (c) complying with any Law as to any Collateral if compliance with such Law is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor, charterer, lessee or other person obligated respecting the Collateral, and (e) taking all actions required by other law as applicable in any foreign jurisdiction.

4.                                      RELATION TO OTHER SECURITY DOCUMENTS.  The provisions of this Agreement supplement the provisions of the Canadian Mortgage granted, and to be granted, by the Debtor to the Lender and securing the payment or performance of any of the Obligations. Nothing contained in the Canadian Mortgage shall derogate from any of the rights or remedies of the Lender hereunder.

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5.                                      REPRESENTATIONS AND WARRANTIES CONCERNING DEBTOR’S LEGAL STATUS.  Debtor represents and warrants to the Lender as follows: (a) Debtor’s exact legal name is as set out on the signature page hereof, (b) the Debtor is an unlimited liability company incorporated under the laws of the Province of Nova Scotia, and (c) Schedule “B” hereto accurately sets forth Debtor’s place of business or, if more than one, its chief executive office as well as Debtor’s mailing address if different.

6.                                      COVENANTS CONCERNING DEBTOR’S LEGAL STATUS.  Debtor covenants with the Lender as follows: (a) the Debtor shall maintain its existence, (b) it will perform its obligations under Section 5.2 of the Loan Agreement; and (c) and the Debtor shall observe and conform to all valid requirements of applicable Laws relative to the Collateral and the carrying on by the Debtor of its business.

7.                                      REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC.  Debtor warrants to the Lender all representations and warranties in §3 of the Loan Agreement as if all such representations and warranties were made by Debtor and set out in full herein.  The Debtor further represents and warrants to the Lender as follows: (a) the Debtor has good and marketable title to all items of the Collateral pledged by it, free and clear of any Liens, except Permitted Liens, and (b) none of the Collateral constitutes consumer goods as defined in the PPSA.

8.                                      COVENANTS CONCERNING COLLATERAL, ETC.  The Debtor further covenants with the Lender as follows: (a) except for the security interest herein granted and Permitted Liens and except as may be specifically set forth in any insurances or entries of a Vessel in a protection and indemnity association, the Borrower shall be the owner of the Collateral respecting the Vessels free from any lien, security interest or other encumbrance and, and Debtor shall warrant and defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, and shall, at its expense, cause such claim to be waived in writing or otherwise eliminated to the Lender’s satisfaction within 30 days after such claim shall become due and payable, (b) the Debtor shall not remove, destroy, lease, sell or otherwise dispose of any of the Collateral except as permitted under the terms of the Loan Agreement or the Canadian Mortgage, (c) the Debtor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favour of any person other than the Lender except for Permitted Liens, (d) Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral incurred in connection with this Agreement, (f) upon Lender’s request, Debtor will give the Lender notice and copies of all other leases, charters or other agreements in the nature thereof entered into from time to time with respect to the Vessels and having a term of six (6) months or longer, and (g) the Debtor shall effect such registrations as may be required by the Lender from time to time to protect the security hereof.

9.                                      INSURANCE.

The Debtor will maintain insurance in accordance with the terms of the Canadian Mortgage.

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10.                               COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

10.1                        EXPENSES INCURRED BY LENDER.  After the occurrence of an Event of Default, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto, maintain the Collateral and pay any necessary filing fees or, if the debtor fails to do so, insurance premiums.  Debtor agrees to reimburse the Lender on demand for any and all expenditures so made.  The Lender shall have no obligation to Debtor to make any such expenditures, nor shall the making thereof relieve Debtor of any default.

10.2                        LENDER’S OBLIGATIONS AND DUTIES.  Anything herein to the contrary notwithstanding, Debtor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by Debtor thereunder.  The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times.

11.                               NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL.  If an Event of Default shall have occurred and be continuing, Debtor shall at the request of the Lender, notify account debtors, charterers, and other persons obligated respecting any of the Collateral of the Lender in any account, charter, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender’s agent therefor, and the Lender may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon Debtor, so notify account debtors and other persons obligated on Collateral.  After the making of such a request or the giving of any such notification, Debtor shall hold any proceeds of collection of accounts, charters, chattel paper, general intangibles, instruments and other Collateral received by Debtor as trustee for the Lender without commingling the same with other funds of Debtor and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments, provided that as long as an Event of Default has not occurred and is continuing, the Debtor may collect and use the accounts, charters, chattel paper, general intangibles, instruments and other Collateral in the ordinary course of business.  The Lender shall apply the proceeds of collection of accounts, charters, chattel paper, general intangibles, instruments and other Collateral received by the Lender to the Obligations, pursuant to § 2.4(b) of the Loan Agreement, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

12.                               POWER OF ATTORNEY.

12.1                        APPOINTMENT AND POWERS OF LENDER.  The Debtor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power

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of substitution, as its true and lawful attorney with full irrevocable power and authority in the place and stead of Debtor, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

(a)                                  upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with any applicable law, and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do at Debtor’s expense, at any time, or from time to time, all acts and things which the Lender deems necessary or advisable to protect, preserve or realize upon the Collateral and the Lender’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do, including, without limitation, the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)                                 to the extent that Debtor’s authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in Debtor’s name such financing statements and amendments thereto and continuation statements which may require Debtor’s signature.

12.2                        RATIFICATION BY DEBTOR.  To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

12.3                        NO DUTY ON LENDER.  The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for the Lender’s own gross negligence or willful misconduct.

REMEDIES.  If an Event of Default shall have occurred and be continuing, the Lender may, by instrument in writing declare that the security hereof has become enforceable and shall have the following rights and powers: (a) in accordance with applicable law, the Lender shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the PPSA of any jurisdiction in which the Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as Debtor can give authority therefore, enter upon any premises on which the Collateral may be situated and remove the same therefrom.  The Lender may in its discretion require Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of Debtor’s principal office(s) or at such other locations as the Lender may reasonably designate, (b) to preserve and maintain the Collateral, (c) to borrower money in the Debtor’s name or the Lender’s name or to

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advance the Lender’s own money to the Debtor, in any case upon such terms as the Lender may deem reasonable and upon the security hereof, (d) to pay or otherwise satisfy in whole or in party any Liens which, in the Lender’s opinion, rank in priority to the security hereof, (e) sell, lease or otherwise dispose in any way whatsoever of all or any part of the Collateral either en bloc or separately at public auction or by tender or by private agreement and at such time or times and on such terms and conditions as the Lender in its absolute discretion may determine and without any notice to or concurrence of the Debtor except as may be required by Law, and (f) by instrument in writing to appoint any person or persons the receiver of all or any part of the Collateral and to remove an receive so appointed and appoint another or other in his stead. Any receiver appointed as aforesaid shall have the power without legal process: (a) to take possession of the Collateral or any part thereof wherever the same may be found, (b) to carry on the business of the Debtor or any part thereof in the name of the Debtor or of the receiver, and (c) to exercise on behalf of the Lender all of the rights and remedies herein granted to the Lender, and without in any way limiting the foregoing the receiver shall have all the powers of a receiver appointed by a court of competent jurisdiction.  Any receiver shall, so far as concerns responsibility for his acts, be deemed the agent of the Debtor, and the Lender shall not be in any way responsible for any misconduct or negligence on the part of any receiver or any loss resulting therefrom. Notwithstanding anything contained hereinto the contrary, the Lender agrees not to exercise any remedies hereunder in such a way as to disqualify the Vessel from the Canadian coastwise trade.

13.                               STANDARDS FOR EXERCISING REMEDIES.  To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, or (k) to the extent deemed appropriate by the Lender, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral.  Debtor acknowledges that the purpose of this §14 is to provide nonexhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being

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indicated in this §14.  Without limitation upon the foregoing, nothing contained in this §14 shall be construed to grant any rights to Debtor or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §14.  Neither the provisions of this Agreement nor anything done under or pursuant to the rights, remedies and power conferred upon the Lender and the receiver, whether hereunder or otherwise, will render the Lender a mortgagee in possession.

14.                               NO WAIVER BY LENDER, ETC.  The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender.  No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.  All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

15.                               MARSHALLING. The Lender shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

16.                               PROCEEDS OF DISPOSITIONS; EXPENSES.  Debtor shall pay to the Lender on demand amounts equal to any and all expenses, including, without limitation, (a) reasonable legal fees and disbursements, incurred or paid by the Lender in perfecting, protecting, preserving, inspecting, taking recovering or keeping possession of any of the Collateral or in any other proceedings taken in enforcing the Lender’s rights under or in respect of any of the Obligations or any of the Collateral, (b) the cost of any sale proceedings hereunder, and (c) the costs of any receiver with respect to, and all expenditures made by the Lender of any receiver in the course of doing anything hereby permitted to be done by the Lender or such receiver (including any costs and expenditures relating to compliance with the Bankruptcy and Insolvency Act (Canada)). Without limiting the generality of the foregoing, such costs shall extend to and include any legal costs incurred by or on behalf of the Lender on full indemnity basis.  After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance and provision being made for any Obligations not then due.  Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by this

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section, any excess shall be returned to Debtor, and Debtor shall remain liable for any deficiency in the payment of the Obligations.

17.                               OVERDUE AMOUNTS.  Until paid, all amounts due and payable by Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at Default Rate pursuant to §2.2(e) of the Loan Agreement.

18.                               GOVERNING LAW.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

19.                               INDEMNIFICATION.  Without limiting any of its indemnification obligation under the other Loan Documents, Debtor hereby agrees to indemnify and hold the Lender harmless from and against any and all claims, demands, liabilities, losses, causes of action, judgments, costs, and expenses (including reasonable legal fees, court costs and investigation expenses) to which the Lender may become exposed, or which the Lender may incur, by reason of any act or omission of Debtor under any charter or other agreement comprising Collateral or by the Lender or receiver exercising any of its rights under this Agreement, provided that this indemnity does not extend to liability incurred by the Lender solely through its gross negligence or willful misconduct or acts and omissions as a mortgagee-in-possession.  The provisions of this Section 19 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the validity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Lender.

20.                               MISCELLANEOUS.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. If at any time there is any inconsistency between the terms of this Agreement and any other Security Document, the terms of such other Security Document shall govern.  Debtor acknowledges receipt of a copy of this Agreement and a copy of the financing statement(s) registered under the PPSA.

21.                               SUBMISSION TO JURISDICTION; WAIVER.  EACH OF THE DEBTOR AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a)                                  SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF

8

THE PROVINCE OF ONTARIO AND ALL COURTS COMPETENT TO HEAR APPEALS THEREFROM.

(b)                                 CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)                                  WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE DEBTOR AT ITS ADDRESS SET FORTH IN THIS AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THEIR RESPECTIVE ADDRESS AS SET FORTH IN THIS AGREEMENT;

(d)                                 WAIVES ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY REMEDIES SET FORTH HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS; AND

(e)                                  AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT OR OTHERWISE AFFECT THE RIGHT OF THE OTHER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

22.                               WAIVER OF JURY TRIAL.  THE DEBTOR AND THE LENDER HEREBY INTENTIONALLY AND VOLUNTARILY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS DESCRIBED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THE DEBTOR AND THE LENDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  THE DEBTOR ACKNOWLEDGES THAT NEITHER THE LENDER NOR ANY PERSON ACTING ON BEHALF OF THE LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO

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INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THE DEBTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, intending to be legally bound, Debtor has caused this Agreement to be duly executed as of the date first above written.

K-SEA CANADA CORP.

By:
Name: John J. Nicola
Title: Chief Financial Officer

Accepted:
CITIZENS LEASING CORPORATION, D/B/A CITIZENS ASSET FINANCE

By:
Name: John M. Young
Title: Senior Vice President

Exhibit E-2

SECURITY AGREEMENT

SEA COAST TRANSPORTATION LLC,

as Debtor

to

Citizens Leasing Corporation, d/b/a
CITIZENS ASSET FINANCE,

as the Lender

Dated as of December 19, 2005

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of December 19, 2005 (this “Agreement”) between SEA COAST TRANSPORTATION LLC, a Delaware limited liability company (the “Debtor”), and Citizens Leasing Corporation, d/b/a CITIZENS ASSET FINANCE (the “Lender”).

(i)                                     Pursuant to the terms and conditions of a Loan Agreement dated as of the date hereof, between K-SEA CANADA CORP. (the “Borrower”) and the Lender (as the same may be amended, supplemented, or modified from time to time, the “Loan Agreement”), the Lender has, at Borrower’s request, agreed to make loan advances to the Borrower in the aggregate principal amount of FIFTEEN MILLION ONE HUNDRED FORTY-SEVEN THOUSAND SIX HUNDRED CANADIAN DOLLARS (CAD $15,147,600.00) (the “Loan”), the entire proceeds of which shall be used by the Borrower to refinance the acquisition by the Borrower of two Canadian vessels.  The Obligations of Borrower with respect to the Loan are evidenced by the Loan Agreement and by a term promissory note (the “Note”), to be dated as of the Closing Date (as defined in the Loan Agreement), and are secured by the Security Documents (as defined in the Loan Agreement).

(ii)                                  Pursuant to the terms of a Guaranty dated as of the date hereof, between the Debtor, the other Guarantors identified therein, and the Lender (as the same may be amended, supplemented, or modified from time to time, the “Guaranty”), the Debtor has guaranteed the Obligations of the Borrower under the Loan Agreement which Obligations are further secured pursuant to a First Preferred Ship Mortgage dated the date hereof, between the Debtor and the Lender (as the same may be amended, supplemented, or modified from time to time, the “340 Mortgage”) and this Agreement.

(iii)                               It is a condition precedent to the obligation of the Lender to make the Loan to the Borrower that, among other things, Debtor shall have executed and delivered this Agreement to the Lender as additional security for the Obligations and for the obligations of Debtor set forth in the Guaranty.

(iv)                              The Debtor wishes to grant security interests in favor of the Lender as herein provided.

NOW, THEREFORE, in consideration of the foregoing recitals, the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            DEFINITIONS.  All capitalized terms used herein without definitions shall have the respective meanings provided therefore in the Loan Agreement.  The term “State”, as used herein, means the State of New York.  All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein.  However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in

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another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

SECTION 2.                            GRANT OF SECURITY INTEREST.  (a)  Debtor hereby grants to the Lender, to secure the payment and performance in full of all of the Obligations, a security interest in and pledges and assigns to the Lender all of Debtor’s rights, title and interest, as collateral security, in and to (i) the United States flag vessel 340 (the “Vessel”), (ii) amounts due under any and all charter agreements, whether bareboat or demise, time or voyage charters, contracts of affreightment or other contracts for the use or employment of the Vessel, including the transportation of cargo or passengers, (iii) all charter hires, fees, and all other amounts due and payable to Debtor arising out of the Vessel, (iv) all policies and contracts of insurance (which expression includes all entries of the Vessel in one or more protection and indemnity or risks associations) which are or have been from time to time taken out or entered into by Debtor in respect of the Vessel or its earnings, including, but not limited to insurances on and with respect to all freight, charter hire, and passage monies, remuneration for salvage and towage services, general average contributions, demurrage and detention monies and any other proceeds whatsoever relating to Vessel insurance, whether now, previously, or hereafter effected, and all renewals of or replacements for the same, all claims and returns of premiums and other monies and claims for monies due and to become due under said insurances or in respect of said insurance, and all other rights of Debtor under or in respect of said insurance, (v) all other property, interests and rights now or at any time hereafter relating to the Vessel, wherever located, including without limitation any and all deposit accounts that may at any time be created pursuant to §11 of this Agreement; in all of the foregoing cases, whether now owned or in existence or hereafter acquired or arising, and all proceeds and products thereof including, but not limited to, (A) whatever is received upon the collection, exchange, sale or other disposition of any Collateral and any property unto which any of the Collateral is converted, whether cash or non-cash proceeds, (B) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Debtor from time to time with respect to the Collateral, (C) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any of the Collateral by any Governmental Authority (or any Person acting under order of governmental authority), and (D) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral (all of the same being hereinafter called the “Collateral”).

(b)                                 Debtor agrees to give a notice of assignment of insurances in the form attached hereto as Exhibit A and that insurance loss payable clauses shall be in the form of Exhibit B.

SECTION 3.                            AUTHORIZATION TO FILE FINANCING STATEMENTS.  Debtor hereby irrevocably authorizes the Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect relating to the Vessel, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as

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being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to the Debtor.  Debtor agrees to furnish any such information to the Lender promptly upon request.

§3.1                        OTHER ACTIONS.   Debtor further agrees to take any action reasonably requested by the Lender to ensure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender’s security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that Debtor’s signature thereon is required therefor, (b) causing the Lender’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor, charterer, lessee or other person obligated respecting the Collateral, and (e) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

SECTION 4.                            RELATION TO OTHER SECURITY DOCUMENTS.  The provisions of this Agreement supplement the provisions of the Ship Mortgage granted, and to be granted, by the Debtor to the Lender and securing the payment or performance of any of the Obligations. Nothing contained in any Ship Mortgage shall derogate from any of the rights or remedies of the Lender hereunder.

SECTION 5.                            REPRESENTATIONS AND WARRANTIES CONCERNING DEBTOR’S LEGAL STATUS.  Debtor has previously delivered to the Lender a certificate signed by Debtor and entitled “Perfection Certificate” (the “Perfection Certificate”).  Debtor represents and warrants to the Lender as follows: (a) Debtor’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth Debtor’s organizational identification number or accurately states that Debtor has none, (d) the Perfection Certificate accurately sets forth Debtor’s place of business or, if more than one, its chief executive office as well as Debtor’s mailing address if different and (e) all other information set forth on the Perfection Certificate pertaining to Debtor is accurate and complete.

SECTION 6.                            COVENANTS CONCERNING DEBTOR’S LEGAL STATUS.  Debtor covenants with the Lender as follows: (a) without providing at least 30 days prior written notice to the Lender, Debtor will not change its name; its place of business or, if more than one, its

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chief executive office; or its mailing address or organizational identification number if it has one, (b) if Debtor does not have an organizational identification number and later obtains one, Debtor shall forthwith notify the Lender of such organizational identification number, and (c) Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

SECTION 7.                            REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC.  Debtor warrants to the Lender all representations and warranties in §3 of the Loan Agreement as if all such representations and warranties were made by Debtor and set out in full herein.  The Debtor further represents and warrants to the Lender as follows: (a) the Debtor has good and marketable title to all items of the Collateral (but only as of the date hereof, to the extent it has “rights in the Collateral” as such term is used in the UCC) pledged by it, free and clear of any Liens, except Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in § 9-102(a)(34) of the Uniform Commercial Code of the State and (c) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

SECTION 8.                            COVENANTS CONCERNING COLLATERAL, ETC.  The Debtor further covenants with the Lender as follows: (a) except for the security interest herein granted and Permitted Liens and except as may be specifically set forth in any insurances or entries of the Vessel in a protection and indemnity association, the Borrower shall be the owner of the Collateral respecting the Vessel free from any lien, security interest or other encumbrance and, and Debtor shall warrant and defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, and shall, at its expense, cause such claim to be waived in writing or otherwise eliminated to the Lender’s satisfaction within 30 days after such claim shall become due and payable, (c) the Debtor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Lender except for Permitted Liens, (d) Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral incurred in connection with this Agreement, and (f) upon Lender’s request, Debtor will give the Lender notice and copies of all other leases, charters or other agreements in the nature thereof entered into from time to time with respect to the Vessel and having a term of six (6) months or longer.

SECTION 9.                            INSURANCE.

The Debtor will maintain insurance in accordance with the terms of the U.S. Ship Mortgage.

SECTION 10.                     COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

§10.1                 EXPENSES INCURRED BY LENDER.  After the occurrence of an Event of Default, the Lender may discharge taxes and other encumbrances at any time levied or placed on

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any of the Collateral, make repairs thereto, maintain the Collateral and pay any necessary filing fees or, if the debtor fails to do so, insurance premiums.  Debtor agrees to reimburse the Lender on demand for any and all expenditures so made.  The Lender shall have no obligation to Debtor to make any such expenditures, nor shall the making thereof relieve Debtor of any default.

§10.2                 LENDER’S OBLIGATIONS AND DUTIES.  Anything herein to the contrary notwithstanding, Debtor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by Debtor thereunder.  The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times.  The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under § 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

SECTION 11.                     NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL.  If an Event of Default shall have occurred and be continuing, Debtor shall, at the request of the Lender, notify account debtors, charterers, and other persons obligated respecting any of the Collateral of the Lender in any account, charter, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Lender or to any financial institution designated by the Lender as the Lender’s agent therefor, and the Lender may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon Debtor, so notify account debtors and other persons obligated on Collateral.  After the making of such a request or the giving of any such notification, Debtor shall hold any proceeds of collection of accounts, charters, chattel paper, general intangibles, instruments and other Collateral received by Debtor as trustee for the Lender without commingling the same with other funds of Debtor and shall turn the same over to the Lender in the identical form received, together with any necessary endorsements or assignments.  Without limiting the foregoing, and in addition to any other right of the Lender hereunder and under applicable law, effective upon demand by the Lender at any time and from time to time that an Event of Default shall have occurred and be continuing, all payments that Debtor receives as a result of its ownership and operation of the Vessel shall be deposited into a deposit account to be opened and maintained either at an Affiliate of the Lender or at another depository institution that is satisfactory to the Lender.  At such time, the Debtor shall execute and deliver to the Lender all instruments and agreements that the Lender may request to create and perfect a valid security interest in such account under applicable law, including a control or blocked account agreement with respect thereto.  The Lender shall apply the proceeds of collection of accounts, charters, chattel paper, general intangibles, instruments and other Collateral received

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by the Lender to the Obligations, pursuant to § 2.4(b) of the Loan Agreement, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

SECTION 12.                     POWER OF ATTORNEY.

§12.1                 APPOINTMENT AND POWERS OF LENDER.  The Debtor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor or in the Lender’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of Debtor, without notice to or assent by Debtor, to do the following:

(a)                                  upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and any other applicable law, and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do at Debtor’s expense, at any time, or from time to time, all acts and things which the Lender deems necessary or advisable to protect, preserve or realize upon the Collateral and the Lender’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do, including, without limitation, the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

(b)                                 to the extent that Debtor’s authorization given in §3 is not sufficient, to file such financing statements with respect hereto, with or without Debtor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may deem appropriate and to execute in Debtor’s name such financing statements and amendments thereto and continuation statements which may require Debtor’s signature.

§12.2                 RATIFICATION BY DEBTOR.  To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

§12.3                 NO DUTY ON LENDER.  The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers.  The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for the Lender’s own gross negligence or willful misconduct.

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SECTION 13.                     REMEDIES.  If an Event of Default shall have occurred and be continuing, the Lender may, without notice to or demand upon Debtor, declare this Agreement to be in default, and, in accordance with applicable law, the Lender shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or of any jurisdiction in which the Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as Debtor can give authority therefore, enter upon any premises on which the Collateral may be situated and remove the same therefrom.  The Lender may in its discretion require Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of Debtor’s principal office(s) or at such other locations as the Lender may reasonably designate.  Unless the Collateral are perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to Debtor at least ten (10) Business Days prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Debtor hereby acknowledges that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice.  In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Lender’s rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.  Notwithstanding anything contained hereinto the contrary, the Lender agrees not to exercise any remedies hereunder in such a way as to disqualify the Vessel from the United States coastwise trade.

SECTION 14.                     STANDARDS FOR EXERCISING REMEDIES.  To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, or (k) to the extent deemed appropriate by the Lender, to obtain the

7

services of brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral.  Debtor acknowledges that the purpose of this §14 is to provide nonexhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this §14.  Without limitation upon the foregoing, nothing contained in this §14 shall be construed to grant any rights to Debtor or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this §14.

SECTION 15.                     NO WAIVER BY LENDER, ETC.  The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender.  No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.  All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

SECTION 16.                     SURETYSHIP WAIVERS BY DEBTOR.  Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect to both the Obligations and the Collateral, Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable.  The Lender shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in §10.  Debtor further waives any and all other suretyship defenses.

SECTION 17.                     MARSHALLING.  The Lender shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured

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or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

SECTION 18.                     PROCEEDS OF DISPOSITIONS; EXPENSES.  Debtor shall pay to the Lender on demand amounts equal to any and all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender’s rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine, proper allowance and provision being made for any Obligations not then due.  Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by § 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to Debtor, and Debtor shall remain liable for any deficiency in the payment of the Obligations.

SECTION 19.                     OVERDUE AMOUNTS.  Until paid, all amounts due and payable by Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at Default Rate pursuant to §2.2(e) of the Loan Agreement.

SECTION 20.                     GOVERNING LAW.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW).

SECTION 21.                     INDEMNIFICATION.  Without limiting any of its indemnification obligation under the other Loan Documents, Debtor hereby agrees to indemnify and hold the Lender harmless from and against any and all claims, demands, liabilities, losses, causes of action, judgments, costs, and expenses (including reasonable attorneys’ fees, court costs and investigation expenses) to which the Lender may become exposed, or which the Lender may incur, by reason of any act or omission of Debtor under any charter or other agreement comprising Collateral or by the Lender exercising any of its rights under this Agreement, provided that this indemnity does not extend to liability incurred by the Lender solely through its gross negligence or willful misconduct or acts and omissions as a mortgagee-in-possession.  The provisions of this Section 21 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Obligations, the validity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Lender.

SECTION 22.                     MISCELLANEOUS.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon Debtor and its respective

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successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. If at any time there is any inconsistency between the terms of this Agreement and any other Security Document, the terms of such other Security Document shall govern.  Debtor acknowledges receipt of a copy of this Agreement.

SECTION 23.                     SUBMISSION TO JURISDICTION; WAIVER.  EACH OF THE DEBTOR AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(e)                                  SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN MANHATTAN AND COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF MASSACHUSETTS AND THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF.

(f)                                    CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(g)                                 WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE DEBTOR AT ITS ADDRESS SET FORTH IN THIS AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THEIR RESPECTIVE ADDRESS AS SET FORTH IN THIS AGREEMENT;

(h)                                 WAIVES ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY REMEDIES SET FORTH HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS; AND

(i)                                     AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT OR OTHERWISE AFFECT THE RIGHT OF THE OTHER PARTY TO

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BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

SECTION 24.                     WAIVER OF JURY TRIAL.  THE DEBTOR AND THE LENDER HEREBY INTENTIONALLY AND VOLUNTARILY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS DESCRIBED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THE DEBTOR AND THE LENDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  THE DEBTOR ACKNOWLEDGES THAT NEITHER THE LENDER NOR ANY PERSON ACTING ON BEHALF OF THE LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THE DEBTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.  IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, intending to be legally bound, Debtor has caused this Agreement to be duly executed as of the date first above written.

SEA COAST TRANSPORTATION LLC

By:
Name:John J. Nicola
Title:Chief Financial Officer

Accepted: CITIZENS LEASING CORPORATION, D/B/A CITIZENS ASSET FINANCE

By:
Name:John M. Young
Title:Senior Vice President

EXHIBIT F

GUARANTY
(Unlimited)

GUARANTY, dated as of December 19, 2005 by K-SEA TRANSPORTATION PARTNERS L.P., K-SEA OPERATING PARTNERSHIP L.P. and SEA COAST TRANSPORTATION LLC (each a Guarantor and collectively, the “Guarantor”), in favor of CITIZENS LEASING CORPORATION, d/b/a CITIZENS ASSET FINANCE, a Rhode Island corporation having a mailing address of 189 Canal Street, Providence, Rhode Island, 02903 (the “Lender”).  In consideration of the Lender’s giving, in its discretion, a loan to K-Sea Canada Corp. (the “Borrower”), a Nova Scotia unlimited liability company, with its principal place of business at 3245 Richmond Terrace, Staten Island, New York 10303, pursuant to a Loan Agreement dated as of the date hereof between the Borrower and the Lender, the Guarantor agrees as follows:

1                                          GUARANTY OF PAYMENT AND PERFORMANCE.  The Guarantor hereby, jointly and severally, guarantees to the Lender the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Borrower to the Lender under the Loan Agreement, the Note, and the other Loan Documents, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the “Obligations”).  This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Lender first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining their payment.  Should an Event of Default (as defined in the Loan Agreement) occur and be continuing, the Obligations of the Guarantor hereunder shall become immediately due and payable to the Lender, without demand or notice of any nature, all of which are expressly waived by the Guarantor.  Upon such an Event of Default, payments by the Guarantor hereunder may be required by the Lender on any number of occasions.

2                                          GUARANTOR’S AGREEMENT TO PAY.  The Guarantor further agrees, jointly and severally, as the principal obligor and not as a guarantor only, to pay to the Lender, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by the Lender in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the rate per annum equal to the Default Rate (as defined in the Loan Agreement), provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

3                                          GUARANTOR’S COVENANTS.  (a) The Guarantor represents and warrants that, as of the date hereof the execution and delivery of this Guaranty does not, and the performance by the Guarantor of his obligations under this Guaranty will not, violate any provision of law applicable to the Guarantor, or any agreement, indenture, note or other instrument which is binding upon the Guarantor.

(b)                                 The Guarantor agrees that his obligation to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released, or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Borrower or its estate in bankruptcy resulting from the operation of any present or future provision of the Federal Bankruptcy Code or other similar statute, or from the decision of any court.

(c)                                  Until this Guaranty is terminated as herein provided, the Guarantor agrees that it will:

(i)                                     Keep its properties adequately insured by financially sound and reputable insurers to the same extent, in the same amounts and against the same risks as is customary;

(ii)                                  Notify the Lender promptly of (a) the occurrence of any event which results or might result in a Material Adverse Effect; and (b) the commencement of any action, suit or proceeding against the Guarantor or any of its properties in which the amount claimed exceeds the sum of Five Hundred Thousand U.S. Dollars ($500,000.00) if relating to one or more of the Vessels or which, if adversely determined, would have a Material Adverse Effect; and

(iii)                               Not sell or otherwise transfer all or a material portion of its properties or assets for less than fair and adequate consideration.

4                                          WAIVERS BY GUARANTOR; LENDER’S FREEDOM TO ACT.  The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto.  The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of the Borrower, and all suretyship defenses generally.  Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Lender may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Lender might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

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5                                          UNENFORCEABILITY OF OBLIGATIONS AGAINST THE BORROWER.  If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations.  In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

6                                          SUBROGATION; SUBORDINATION.  Until the payment and performance in full of all Obligations and any and all obligations of the Borrower to any affiliate of the Lender, the Guarantor shall not exercise any rights against the Borrower arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Lender or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Lender or any such affiliate.  The payment of any amounts due with respect to any indebtedness of the Borrower to the Guarantor, now existing or hereafter arising, is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no default in the payment or performance of the Obligations has occurred and is continuing, or no demand for payment of any of the Obligations has been made that remains unsatisfied, the Borrower may make, and the Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts, at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness.  The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full.  If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

7                                          WITHHOLDING TAX.  All payments and amounts due to Lender under or in connection with this Guaranty shall be paid to Lender free and clear of any and all Foreign Taxes (as hereinafter defined).  If any Foreign Taxes must be deducted or withheld from any amounts payable to Lender, the amount payable shall be increased to yield to Lender (after payment of all Foreign Taxes) the full dollar amount projected for payment.  Whenever Guarantor pays any Foreign Tax on behalf of Lender, Guarantor will promptly send to Lender such documentary evidence of payment as Lender may reasonably require.  If Lender is allowed a credit against its federal income taxes in respect of such Foreign Tax, Lender will make annual refunds to Guarantor of the amount of such credits which are actually applied against income taxes for the applicable year.  Lender will make the final determination of whether and to what extent such credit is allowed.  For the purposes of this paragraph, “Foreign Taxes” means any and all taxes

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levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature imposed by Canada or any of its political subdivisions.

8                                          FURTHER ASSURANCES.  The Guarantor agrees that it will, from time to time at the request of the Lender, provide to the Lender such other information relating to the business and affairs of the Guarantor as the Lender may reasonably request.

9                                          TERMINATION; REINSTATEMENT.  This Guaranty shall remain in full force and effect until the Lender is given written notice of the Guarantor’s intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations.  No such notice shall be effective unless received and acknowledged by an officer of the Lender at its head office or at the branch of the Lender where this Guaranty is given.  No such notice shall affect any rights of the Lender or of any affiliates hereunder including, without limitation, the rights set forth in §3 and 5, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Borrower and drawn on the Lender or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Lender after that date, shall form part of the Obligations.  This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

10                                    SUCCESSORS AND ASSIGNS.  This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors, transferees and assigns.  Without limiting the generality of the foregoing sentence, in accordance with the terms set forth in the Loan Agreement, the Lender may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Lender herein.

11                                    AMENDMENTS AND WAIVERS.  No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lender.  No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

12                                    NOTICES.  All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at 3245 Richmond Terrace, Staten Island, New York 10303, Attn:

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Chief Financial Officer, and if to the Lender, at 189 Canal Street, Providence, Rhode Island 02903, or at such address as either party may designate in writing.

13                                    GOVERNING LAW; CONSENT TO JURISDICTION.  EACH OF THE GUARANTOR AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(i)                                     SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR THE COMMONWEALTH OF MASSACHUSETTS AND APPELLATE COURTS FROM ANY THEREOF.

(b)                                 CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c)                                  WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE GUARANTOR AT ITS ADDRESS SET FORTH IN §13 OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THEIR RESPECTIVE ADDRESS AS SET FORTH IN §13;

(d)                                 WAIVES ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE LENDER TO EXERCISE ANY REMEDIES SET FORTH HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS; AND

AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT OR OTHERWISE AFFECT THE RIGHT OF THE OTHER PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT EXECUTED UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

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14                                    MISCELLANEOUS.  This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein.  The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations.  The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions.  Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions.  The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

15                                    JURY WAIVER.  THE GUARANTOR AND THE LENDER HEREBY INTENTIONALLY AND VOLUNTARILY WAIVE ANY RIGHT WHICH EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER DIRECTLY OR INDIRECTLY RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS DESCRIBED IN THIS GUARANTY AND THE OTHER LOAN DOCUMENTS, INCLUDING, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THE GUARANTOR AND THE LENDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  THE GUARANTOR ACKNOWLEDGES THAT NEITHER THE LENDER NOR ANY PERSON ACTING ON BEHALF OF THE LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  THE GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS.  IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty, as of the date appearing on page one.

K-SEA TRANSPORTATION PARTNERS L.P.,

By:	Its general partner K-Sea General Partner L.P.,

	By:	Its general partner K-Seal General Partner GP LLC

By:
Name: John J. Nicola
Title: Chief Financial Officer

K-SEA OPERATING PARTNERSHIP L.P.,
	By:	Its general partner K-Sea OLP GP LLC

By:
Name: John J. Nicola
Title: Chief Financial Officer
SEACOAST TRANSPORTATION LLC

By:
Name: John J. Nicola
Title: Chief Financial Officer